Registration No. 333-112626

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 4

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 44

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen L. Kuhn

Senior Vice President, Secretary and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2006 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Table of Contents of the Statement of Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Distribution; Experts; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not applicable

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

MassMutual Transitions Select SM

This prospectus describes an individual deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. It provides for accumulation of contract value and annuity payments on a fixed and variable basis. Certain features of this contract involve payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature, than without them. The amount of any credits may be more than offset by the charges for your elected features.

You, the contract owner, have a number of investment choices in this contract. These investment choices include various fixed account choices as well as the following funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

Effective April 28, 2006, we implemented a fund substitution. See “Appendix C – April 28, 2006 Fund Substitution” for details.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund (Series I Shares)
•	AIM V.I. Global Health Care Fund (Series I Shares)
•	AIM V.I. Technology Fund (Series I Shares)

Fidelity® Variable Insurance Products Fund

•	Fidelity® VIP Contrafund® Portfolio (Initial Class)

ING Variable Products Trust

•	ING VP Real Estate Portfolio (Class S)

MML Series Investment Fund

•	MML Asset Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund (Class I)
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund (Class I)
•	MML Foreign Fund
•	MML Global Fund (Class I)
•	MML Growth & Income Fund
•	MML Growth Equity Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected Bond Fund
•	MML Managed Bond Fund
•	MML Small Cap Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA1
•	Oppenheimer Money Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

PIMCO Variable Insurance Trust Series

•	PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)

1 Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 59 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, L058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2006.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	12

Accumulation Unit	25

Age	13

Annuitant	13

Annuity Date	37

Annuity Options	38

Annuity Payments	37

Annuity Service Center	1

Annuity Unit Value	38

Contract Anniversary	40

Free Withdrawals	35

Income Phase	37

Interest Rate Factor Adjustment	24

Non-Qualified	54

Purchase Payment	14

Qualified	54

Separate Account	15

Tax Deferral	12

Window Period	24

Index of Special Terms

Highlights

The Prospectus and the Contract

This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule and application of an interest rate factor adjustment, if applicable;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call the Annuity Service Center at the number shown on page 1 of this prospectus.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

Highlights

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•	if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•	if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•	if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•	if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•	if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of your contract value or apply your contract value to an annuity option. The amount of the contingent deferred sales charge depends upon the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The standard contingent deferred sales charge ranges from 7% to 0%. In return for receiving a credit to your contract value, we allow you to select a contingent deferred sales charge schedule that ranges from 8% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be

Highlights

exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Transfer Fee	Current	Maximum

During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.[1]	12 free transfers per calendar year, thereafter, $20 per transfer.[1]

Contingent Deferred Sales Charge	Current	Maximum
(as a percentage of amount withdrawn or applied to an annuity option)

Standard	7%[2]	7%[2]

Optional Nine Year (credit provided if elected)	8%[2]	8%[2]

[1]	Currently, any transfers made as part of the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and, therefore, do not count toward your 12 free transfers every calendar year.

[2]Contingent Deferred Sales Charge Schedules
Standard

Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8 and later

Percentage of amount withdrawn or applied to an annuity option	7%	7%	7%	6%	5%	4%	3%	0%

Optional Nine Year (credit provided if elected)

Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8	9	10 or later

Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40[3]	$60[3]

Separate Account Annual Expenses (as a percentage of average account value in the separate account)

	Current	Maximum
Mortality and Expense Risk Charge	1.10%	1.70%
Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.25%	1.95%

[3]	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Table Of Fees And Expenses

Additional Contract Owner Expenses:

	Current Charge	Maximum Charge

10%/20% Free Withdrawal Feature	0.25%	0.35%

	Current Charge	Maximum Charge

Annual Ratchet Death Benefit	0.40%	0.90%

	Current Charge	Maximum Charge

Guaranteed Minimum Income Benefit	0.60%	1.25%

	Current Charge	Maximum Charge

Guaranteed Minimum Accumulation Benefit	0.35%	1.00%

	Current Charge	Maximum Charge

Nursing Home Waiver Benefit	0.05%	0.10%

	Current Charge	Maximum Charge

Equalizer Benefit	0.50%	0.60%

Table Of Fees And Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2005. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.41%	1.51%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005.

Investment Management Fees and Other Expenses

Fund Name*	Management Fees		Other Expenses		12b-1 Fees	Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I Shares)	0.75%		0.37%		—	1.12%	[1]
AIM V.I. Global Health Care Fund (Series I Shares)	0.75%		0.33%		—	1.08%	[1]
AIM V.I. Technology Fund (Series I Shares)	0.75%		0.37%		—	1.12%	[1]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%		0.09%		—	0.66%	[2]
ING VP Real Estate Portfolio (Class S)	0.80%	[3]	0.45%		0.25%	1.50%
MML Asset Allocation Fund	0.55%		0.09%	[4]	—	0.64%	[5]
MML Blend Fund	0.40%		0.03%		—	0.43%	[6]
MML Blue Chip Growth Fund	0.75%		0.23%	[4]	—	0.98%	[5]
MML Concentrated Growth Fund (Class I)	0.60%		0.24%	[4]	—	0.84%	[5]
MML Emerging Growth Fund	1.05%		0.46%		—	1.51%	[6]
MML Enhanced Index Core Equity Fund	0.55%		0.26%		—	0.81%	[6]
MML Equity Fund	0.38%		0.03%		—	0.41%	[6]
MML Equity Income Fund	0.75%		0.10%	[4]	—	0.85%	[5]
MML Equity Index Fund (Class I)	0.10%		0.38%		—	0.48%	[7]
MML Foreign Fund	0.89%		0.13%	[4]	—	1.02%	[5]
MML Global Fund (Class I)	0.60%		0.28%	[4]	—	0.88%	[5]
MML Growth & Income Fund	0.50%		0.08%	[4]	—	0.58%	[5]
MML Growth Equity Fund	0.80%		0.25%		—	1.05%	[6]
MML Income & Growth Fund	0.65%		0.10%	[4]	—	0.75%	[5]
MML Inflation-Protected Bond Fund	0.59%		0.04%		—	0.63%	[6]
MML Large Cap Growth Fund	0.65%		0.14%	[4]	—	0.79%	[5]
MML Large Cap Value Fund	0.80%		0.09%		—	0.89%	[6]
MML Managed Bond Fund	0.45%		0.01%		—	0.46%	[6]
MML Mid Cap Growth Fund	0.77%		0.08%	[4]	—	0.85%	[5]
MML Mid Cap Value Fund	0.84%		0.09%	[4]	—	0.93%	[5]
MML OTC 100 Fund	0.45%		0.41%		—	0.86%	[6]
MML Small Cap Equity Fund	0.65%		0.06%		—	0.71%	[6]
MML Small Cap Growth Equity Fund	1.07%		0.15%		—	1.22%	[6]
MML Small Cap Index Fund	0.35%		0.18%	[4]	—	0.53%	[5]

Table Of Fees And Expenses

Fund Name*	Management Fees	Other Expenses		12b-1 Fees	Total Fund Operating Expenses
MML Small Cap Value Fund	0.75%	0.14%	[4]	—	0.89%	[5]
MML Small Company Opportunities Fund	1.05%	0.09%		—	1.14%	[6]
Oppenheimer Balanced Fund/VA	0.72%	0.02%		—	0.74%
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.02%		—	0.66%
Oppenheimer Global Securities Fund/VA	0.63%	0.04%		—	0.67%
Oppenheimer High Income Fund/VA	0.72%	0.03%		—	0.75%
Oppenheimer International Growth Fund/VA	1.00%	0.09%		—	1.09%
Oppenheimer Main Street Fund®/VA	0.65%	0.02%		—	0.67%
Oppenheimer MidCap Fund/VA8	0.67%	0.02%		—	0.69%
Oppenheimer Money Fund/VA	0.45%	0.03%		—	0.48%
Oppenheimer Strategic Bond Fund/VA	0.69%	0.02%		—	0.71%
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	0.49%	0.25%	[9]	0.25%	0.99%

* Effective April 28, 2006, we implemented a fund substitution. See “Appendix C – April 28, 2006 Fund Substitution” for details.

1. The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of the fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number stated above: (i) interest; (ii) taxes; (iii) dividend expense of short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2007.

2. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

3. The advisor has entered into a written expense limitation agreement with the portfolio under which it will limit expenses of the portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the advisor within three years. The amount of expenses proposed to be waived during the current fiscal year by the advisor for the portfolio is 0.20%. The expense limit will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the advisor provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

4. Other Expenses are based on estimated amounts for the first fiscal year of the fund.

5. MassMutual has agreed to cap the fees and expenses of the fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund (Class I), MML Global Fund (Class I), MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Small Cap Index Fund and MML Small Cap Value Fund do not reflect this cap. If this table did reflect the cap, the Total Net Operating Expenses would be 0.57%, 0.85%, 0.76%, 0.71%, 0.52%, 0.70%, 0.73%, 0.45% and 0.88%, respectively. For the MML Equity Income Fund, MML Foreign Fund, MML Mid Cap Growth Fund and MML Mid Cap Value Fund the cap is equal to the expenses reflected in the table.

6. MassMutual has agreed to bear expenses of the funds (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset values of the funds through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Growth Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56% and 1.18%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund in 2005.

7. MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.05% of the average daily net asset values through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.45%.

8. Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

9. “Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 5 years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the maximum number of additional contract features,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply (including total separate account annual expenses of 1.95% and an annual charge of 3.20% which is the maximum charge for the maximum number of additional contract features), and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,307	$2,557	$3,683	$6,340	$690	$2,031	$3,322	$6,340
Sub-account with minimum total operating expenses	$1,202	$2,265	$3,227	$5,577	$577	$1,719	$2,843	$5,577

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 5 years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the basic death benefit and did not elect any additional contract features,
•	that the current fees and expenses in the Table of Fees and Expenses apply (including total separate account annual expenses of 1.25%), and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$933	$1,555	$2,004	$3,172	$288	$883	$1,503	$3,172
Sub-account with minimum total operating expenses	$828	$1,239	$1,465	$2,033	$175	$543	$936	$2,033

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.05%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.08%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A – Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The MassMutual Transitions Select Variable Annuity Contract

General Overview

This annuity is a contract between “you,” the owner and “us,” MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. This date must be at least 5 years (13 months for contracts issued in New York) from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase you can apply purchase payments to your contract and we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase. You can participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include over forty funds and various fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. As the owner of the contract, you exercise all rights under the contract. On and after the annuity date, you continue as the owner. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request. Changing the owner may result in tax consequences.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for contracts issued in New York) as of the date we propose to issue the contract. If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated in the prospectus, we require the signatures of both the joint owners for all transactions if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. A surviving spouse, who is the sole primary beneficiary under the contract, may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract, or elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. This election can only be made once while the contract is in effect. If your spouse does not make an election as described above, within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his or her name.

Age

The term “age,” except when discussed in regards to specific tax provisions, is defined as a person’s age on his/her birthday nearest the date for which the age is being determined. For example, age 80 is the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. Based on the contract’s definition, you attain age 80 at calendar age 79 years, 6 months and 1 day.

Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is $3,000 for qualified contracts and $5,000 for non-qualified contracts.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75; or

•	$500,000 if older than age 75 or if the owner is a non-natural person.

These amounts may vary by state.

If there are joint owners, age refers to the oldest joint owner.

You may submit your initial purchase payment,

along with your completed application, by giving

them to your registered representative. You can

make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Transitions Select

Annuity Payment Services

P.O. Box 74908

Chicago IL 60675-4908

Overnight Mail

MassMutual Transitions Select

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Annuity Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making subsequent purchase payments to your contract. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

General Overview.  When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

If you own the contract with a joint owner, we will accept allocation instructions from either you or the joint owner, unless we are instructed otherwise.

You may allocate payments to the investment choices. We reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

The Fixed Account and the Long Term Guarantee Fixed Accounts.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account or the Long Term Guarantee Fixed Accounts.

We will only exercise our right to discontinue access to The Fixed Account and the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Purchasing a Contract

Asset Allocation Program.  If you elect to participate in the Asset Allocation Program, we allocate your purchase payments according to the asset allocation model you select. If you instruct us to allocate a subsequent purchase payment to funds outside of your selected asset allocation model, we will apply your payment as requested. However, while you participate in the Asset Allocation Program, we periodically rebalance your contract value among the funds to maintain your selected asset allocation model strategy. Thus, if you allocate contract value to a fund outside of your selected asset allocation model, when we rebalance, we will reallocate the contract value in that fund in accordance with your selected asset allocation model. Any purchase payments you allocate to the fixed accounts will not be rebalanced. That value will remain outside of the Asset Allocation Program unless you move it into one or more funds.

The Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.  At time of contract issue you may elect to participate in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit. If you do, you must also participate in the Asset Allocation Program. While you participate in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, you may not allocate purchase payments to the fixed accounts.

Applying Purchase Payments.  Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will notify you. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Investment Choices

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into subaccounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to or charge losses against the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Purchasing a Contract/Investment Choices

The Funds

Effective April 28, 2006, we implemented a fund substitution. Following are the funds now available through the contract. For more detail about the fund substitution see “Appendix C—April 28, 2006 Fund Substitution”.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.
AIM V.I. Technology Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.
ING Variable Products Trust
ING VP Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	The portfolio seeks total return. Under normal market conditions, the portfolio invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies.
MML Series Investment Fund
MML Asset Allocation Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Seeks to provide high total return consistent with preservation of capital over the long-term.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Blue Chip Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks long-term capital growth by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.
MML Concentrated Growth Fund (Class I)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of companies that the fund’s sub-adviser believes offer above-average growth potential and trade at a significant discount to the sub-adviser’s assessment of their intrinsic value.
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies - generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.
MML Equity Income Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks dividend income and long-term capital growth by investing in the common stocks of established companies.
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML Foreign Fund	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	Seeks long-term capital growth by normally investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in the emerging markets.
MML Global Fund (Class I)	Adviser: MassMutual Sub-Adviser: Neuberger Berman Management, Inc.	Seeks long-term capital appreciation by mainly investing in the securities of U.S. and foreign companies, including companies in developed and emerging industrialized markets.
MML Growth & Income Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Seeks capital appreciation and income by normally investing at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options and warrants, of companies domiciled in the United States with market capitalizations greater than $1 billion at the time of purchase.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC	Seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term growth.
MML Income & Growth Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Seeks growth of capital by investing in common stocks of companies which the fund’s sub-adviser believes offer prospects for capital growth. Income is a secondary objective.
MML Large Cap Growth Fund	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Seeks long-term capital appreciation by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion.
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by selecting businesses that possess characteristics that the fund’s sub-adviser believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages.
MML Mid Cap Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation by normally investing at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the fund’s sub-adviser expects to grow at a faster rate than the average company.
MML Mid Cap Value Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Seeks long-term capital growth by investing in common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term capital growth. Income is a secondary objective.
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Small Cap Index Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600 Index[2].
MML Small Cap Value Fund	Adviser: MassMutual Sub-Adviser: Goldman Sachs Asset Management, L.P.	Seeks long-term total return by normally investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to out-perform the total return performance of its benchmark index, the S&P 500® Index[1], while maintaining risk characteristics similar to those of the benchmark.
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its net assets in investment grade fixed income debt securities.
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer MidCap Fund/VA3	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
PIMCO Variable Insurance Trust Series
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Advisor: Pacific Investment Management Company LLC Sub-Advisor: N/A	Seeks maximum real return consistent with prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The portfolio may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The portfolio invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.
2	The S&P SmallCap 600 Index is the Standard & Poor’s Composite Index of 600 stocks, an unmanaged index of common stocks of small U.S. companies from a broad range of industries. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P SmallCap 600 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.
3	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact the Annuity Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Compensation We Receive From Funds and Advisers

Compensation We Receive From Advisers.  We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this contract and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable contracts”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.40%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses – Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation (as described above) that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Fixed Accounts

In most states, we offer the following fixed accounts as investment choices:

•	Fixed Accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”);

•	Fixed Accounts with a Long-Term Guarantee (the “Long-Term Guarantee Fixed Accounts”); and

•	The Fixed Account

(collectively, “the fixed accounts”).

The fixed accounts are investment choices within our general account. Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Investment Choices

The DCA Fixed Accounts

Description.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in a DCA Fixed Account to the fixed accounts. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

DCA Term.  In most states, you have a choice of three DCA Fixed Accounts: (a) DCA Fixed Account with a DCA Term of 6 months; (b) DCA Fixed Account with a DCA Term of 12 months; or (c) DCA Fixed Account with a DCA Term of 18 months. You can only participate in one DCA Fixed Account at a time.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit.

If you elect to make an allocation to a DCA Fixed Account at a time when your annuity date would be less than your elected DCA Term, the expiration of your DCA Term will be your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

DCA Transfers.  We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s) prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

DCA Withdrawals.  If you withdraw all or a portion of your contract value during a DCA Term we will apply our normal withdrawal provisions.

DCA Fees.  We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

DCA Interest Rate.  We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

Additional Restrictions.  If you are participating in a DCA Fixed Account, you cannot also participate in the Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, the Separate Account Dollar Cost Averaging Program, the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.

Long-Term Guarantee Fixed Accounts

Allocating Purchase Payments.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee

Investment Choices

Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to the Long-Term Guarantee Fixed Accounts. We will only exercise our right to discontinue access to the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner. Currently, if you are participating in the Asset Allocation Program and/or the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, the Long-Term Guarantee Fixed Accounts are not available as investment choices.

We will only accept a purchase payment to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000.

Transfers.  We will only accept a transfer to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum transfer amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000. You may only transfer contract value from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period.

There are additional rules limiting your ability to transfer contract value out of or into the Long-Term Guarantee Fixed Accounts. These are detailed in “Transfers and Transfer Programs.”

Withdrawals and the Interest Rate Factor Adjustment.  If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Annuity Service Center. Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of contract value from a Long-Term Guarantee Fixed Account. Any withdrawal of contract value may also be subject to a contingent deferred sales charge even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a contingent deferred sales charge. The interest rate factor adjustment may increase or decrease your contract value.

Please refer to Appendix B to review the formula used to calculate the interest rate factor adjustment.

Rate of Interest.  Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. The guarantee periods of the Long-Term Guarantee Fixed Accounts are currently 3, 5, 7, and 10 years. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply your purchase payment or transferred contract value to that account, and ends on the last day of the guarantee period. Amounts you allocate or transfer to any Long-Term Guarantee Fixed Account earn interest at the guaranteed rate applicable to that Long-Term Guarantee Fixed Account on the date we credit the amount to that account. The interest rate we credit remains constant during a Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Renewal Options.  We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a written request at our Annuity Service Center at least 3 business days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new contract owners. Alternatively, you may transfer your contract value in the Long-Term Guarantee Fixed Accounts to another investment choice. If you have not elected otherwise by written request sent to our Annuity Service Center, we will automatically invest your contract value in a Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your contract

Investment Choices

value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new contract owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your annuity date unless the period from the last day of the guarantee period to your annuity date is less than 12 months. If the period from the last day of the guarantee period to your annuity date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your annuity date will become the last day of your new guarantee period.

The Fixed Account

Allocating Purchase Payments.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account. We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner. Currently, if you are participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, The Fixed Account is not available as an investment choice.

Transfers.  There are additional rules limiting your ability to transfer contract value out of or into The Fixed Account. These are detailed in “Transfers and Transfer Programs.”

Withdrawals.  If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Annuity Service Center.

Interest Rate.  You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Investment Choices/Contract Value

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers Among Investment Choices.  Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests.  Subject to state availability, you can make transfers by telephone, by internet, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer. To make transfers other than by telephone or internet, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfer Effective Date.  Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Transfer Fee.  During the accumulation phase, you can make 12 transfers every calendar year without charge. If you make additional transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer. Any transfers you make as part of the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year. When assessing any transfer fee, we will treat multiple transfers, that are effective on the same business day, as one transfer.

Transfer Amounts.  Currently, we do not restrict the amount you can transfer to a fund. However, we reserve the right to require a minimum transfer amount equal to $1,000 or the entire amount in a fund, if less. We waive this requirement if a transfer is made due to participation in the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program. Currently, we do not require that a minimum amount remain in a fund after you make a transfer. However, we reserve the right to require that a minimum amount of $1,000 remain in a fund after a transfer, unless you transfer the entire fund value.

Limits on Transfers.

1.	While participating in the Asset Allocation Program you may transfer your contract value by changing asset allocation models. If you submit a transfer request other than a request to change your asset allocation model, we will terminate your participation in the Asset Allocation Program. An exception to this is if you transfer contract value from The Fixed Account or the Long-Term Guarantee Fixed Account into the funds. In this case we will not terminate your participation in the Asset Allocation Program. You can re-elect participation in the Asset Allocation Program at any time.

Contract Value/Transfers and Transfer Programs

2.	While participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit you may transfer your contract value by changing asset allocation models. In order to request a transfer other than a request to change your asset allocation model, you must first terminate the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit by submitting the appropriate form to the Annuity Service Center. You cannot re-elect participation in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit. Currently, if you have elected the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit you may not transfer contract value into the fixed accounts.

3.	We currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total contract value. We reserve the right, upon providing you with 30 days notice, to change this percentage or to disallow transfers to The Fixed Account and the Long-Term Guarantee Fixed Accounts.

4.	We limit the amount you can transfer out of The Fixed Account. Each contract year, we will allow you to transfer up to 30% of your contract value in The Fixed Account as of your first transfer in that contract year. The 30% can be transferred at one time, or through several transfers during the contract year. If you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, in the fourth consecutive contract year you may transfer up to the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

5.	You may not transfer contract value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or the Oppenheimer Money Fund/VA. For a period of 90 days after you transfer contract value out of The Fixed Account, you may not transfer any contract value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or the Oppenheimer Money Fund/VA.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

Transfers and Transfer Programs

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the contract value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, if you are receiving variable payments, you may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once each contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund or The Fixed Account, is $1,000 unless you have transferred the entire value.

Asset Allocation Program

What is the Asset Allocation Program (AAP)?  If you participate in the AAP, you choose one of several asset allocation models. We will follow the guidelines of your selected asset allocation model when investing your contract value in the investment choices available through the contract. The asset allocation model you select will determine which investment choices your contract value is invested in and how much of your contract value is allocated to each investment choice. Periodically, we will rebalance your contract value so that it continues to follow your selected asset allocation model strategy. Currently, none of the asset allocation models include the fixed accounts. You cannot participate in the AAP once you enter the income phase.

Selecting an Asset Allocation Model.  During the accumulation phase of your contract, you can elect to participate in the AAP at any time. You should consult with your registered representative to assist you in determining which asset allocation model in the program is best suited to your

Transfers and Transfer Programs

financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change asset allocation models.

Allocating Purchase Payments.

Initial Purchase Payments.  If you select an asset allocation model, your initial purchase payment (in the case of a new application) or your available contract value (if you are already invested in the contract) will be allocated to the investment choices according to the asset allocation model you select.

Subsequent Purchase Payments.  Unless you instruct us otherwise, when you contribute additional purchase payments, we will allocate those purchase payments according to your selected asset allocation model. If you instruct us otherwise, we will process your request, but at the next scheduled rebalancing, your contract value in the funds will be rebalanced in accordance with the asset allocation model you selected. Contract value in The Fixed Account and Long-Term Guarantee Fixed Accounts will not be rebalanced. Currently, if you are participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, we will reject a request to allocate a subsequent payment to the fixed accounts.

Periodic Rebalancing. We will periodically rebalance your contract value to match the asset allocation model you select. Currently, this periodic rebalancing will occur the last business day of every calendar quarter. If you allocate subsequent payments in a manner that is outside your selected asset allocation model, upon rebalancing, we will move your contract value back into your selected asset allocation model allocations. However, any contract value you allocate to the fixed accounts, will not be rebalanced. That value will remain outside of the AAP unless you move it into one or more funds. Currently, if you have elected the Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit, we will reject a request to transfer or allocate contract value to the fixed accounts. Periodic rebalancing will end upon payment of the death benefit or if you cancel participation in the AAP.

Transfer Limitations.  While participating in the AAP you may transfer your contract value by changing asset allocation models. If you do submit a transfer request other than a request to change your asset allocation model, we will terminate your participation in the AAP and notify you of the termination. An exception to this is, if you transfer contract value from The Fixed Account or the Long-Term Guarantee Fixed Accounts into a fund or funds. In this case we will not cancel your participation in the AAP. You can re-elect participation in the AAP at any time.

While participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit you may transfer your contract value by changing asset allocation models. In order to request a transfer, other than a request to change your asset allocation model, you must first terminate the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit by submitting the appropriate form to the Annuity Service Center. You cannot re-elect participation in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.

Selecting a Different Asset Allocation Model.  At any time, you may change your asset allocation model to any of the available asset allocation models by contacting the Annuity Service Center.

Canceling Participation in AAP.  You can cancel your participation in the AAP at any time by contacting the Annuity Service Center. If you have elected the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, you cannot cancel participation in the AAP without first canceling the Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit by submitting the appropriate form to the Annuity Service Center. You can re-elect participation in the AAP, but you cannot re-elect participation in the Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit.

Transfers and Transfer Programs

Important Considerations

•	There is no assurance that an asset allocation model will not lose money or that investment results will not experience some volatility.

•	Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the asset allocation models are built.

•	Allocation to a single asset class may outperform an asset allocation model, so that you would have obtained better returns in a single fund or funds representing a single asset class than in an asset allocation model. Asset allocation model performance is dependent upon the performance of the funds in the model.

•	The timing of your investment and the frequency of automatic rebalancing may affect performance.

•	The value of the funds will fluctuate, and when redeemed, may be worth more or less than the original cost.

•	We have the right to terminate or change the AAP at any time.

Additional Restrictions.  While you are participating in the AAP, you cannot also participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Separate Account Dollar Cost Averaging Program

The Separate Account Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Separate Account Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Separate Account Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have at least $600 in the fund you have selected to transfer contract value from in order to participate in the Separate Account Dollar Cost Averaging Program. The minimum amount you can transfer is $100. We reserve the right to increase the minimum to $250.

The minimum duration of participation in any Separate Account Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the dollar cost averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first dollar cost averaging transfer is made. However, if you select a date that is less than 5 business days from the date we receive your fully completed election form or your request over the telephone and payment at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Separate Account Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or request over the telephone. You may make changes to your selection, including termination of the program, by written request or by request over the telephone.

If you participate in the Separate Account Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Separate Account Dollar Cost Averaging Program at a time. Further, if you are participating in the Separate Account Dollar Cost Averaging Program you cannot also participate in the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Income Benefit, the Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, or a DCA Fixed Account.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

Transfers and Transfer Programs

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We do not charge you for participation in the Separate Account Dollar Cost Averaging Program. We have the right to modify, terminate or suspend the Separate Account Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you are participating in the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Income Benefit, the Asset Allocation Program, a Separate Account Dollar Cost Averaging Program, a DCA Fixed Account, or the Interest Sweep Option.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

We do not charge you for participation in the Automatic Rebalancing Program.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the Oppenheimer Strategic Bond Fund/VA and 60% to be in the MML Equity Fund. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Oppenheimer Strategic Bond Fund/VA now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Oppenheimer Strategic Bond Fund/VA to bring its value back to 40% and use the money to buy more units in the MML Equity Fund to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

To participate in this program, you must have at least $5,000 in The Fixed Account at the time of transfer. While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total contract value from The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

You may not participate in the Interest Sweep Option if you are participating in the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Income Benefit, the Asset Allocation Program, a Separate Account Dollar Cost Averaging Program, a DCA Fixed Account, or Automatic Rebalancing Program.

We do not charge you for participation in the Interest Sweep Option.

Transfers and Transfer Programs

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. We take any partial withdrawal proportionally from your contract value in your selected investment choices. We reserve the right to limit you to one partial withdrawal per contract year.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit and any elected guaranteed minimum accumulation benefit or guaranteed minimum income benefit. We describe this reduction under each feature’s description. Where we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

After you withdraw your full contract value, the contract does not provide a death benefit, guaranteed minimum accumulation benefit or guaranteed minimum income benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

When making a partial withdrawal, you must withdraw at least $100. We reserve the right to increase this amount to $250. For non-qualified contracts, after you make a partial withdrawal, you must keep at least $5,000 in your contract. For qualified contracts the amount is $2,000, unless your partial withdrawal is a minimum required distribution. Withdrawals may be subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable interest rate factor adjustment;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

•	Partial withdrawal requests by telephone will not be available to you if you have elected the nursing home waiver benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or

Withdrawals

after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests during the business day, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Your contract value must be at least $10,000 to initiate the withdrawal plan. We do not charge you for participation in the Systematic Withdrawal Program. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals – Requests by Telephone section of this prospectus. You may not participate in the Systematic Withdrawal Program if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

The systematic withdrawal program is not available if you purchased the contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization.

Your Systematic Withdrawal Program will begin on the start date you selected as long as we receive your fully completed written request or your request over the telephone at least 5 business days before the start date you selected.

If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your Systematic Withdrawal Program for one month if the start date you selected is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

Your Systematic Withdrawal Program ends:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a required minimum distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

Withdrawals

Expenses

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. There are two types of insurance charges: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.10% of the daily value of the assets invested in each fund, after fund expenses are deducted. We may increase this charge, but it will never exceed 1.70%. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract value in the funds as an annual contract maintenance charge. The actual amount we deduct may vary by state. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. This charge is waived for contracts with a value of $100,000.00 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from your contract value invested in the funds.

If you make a total withdrawal from your contract we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary we will deduct a pro rata portion of the charge. During the income phase, we will deduct this charge pro rata from each payment.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on both the amount you withdraw that exceeds the free withdrawal amount and on the amount you apply to certain annuity options. We use this charge to cover certain expenses relating to the sale of the contract. The charge is a percentage of the amount you withdraw or apply to an annuity option.

If we assess a contingent deferred sales charge, we will deduct it proportionally from the remaining contract value in your selected investment options. If there is not enough contract value

Expenses

remaining, we will deduct the charge from the amount you withdraw. At your request, we can deduct the charge from the amount you withdraw.

The amount of the charge depends on how much you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The contract has a seven year contingent deferred sales charge schedule. In most states, when we issue your contract, you may elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. We will provide a credit to your contract value if you elect that schedule. Refer to “Additional Features” for more information.

7-Year Contingent Deferred Sales Charge Schedule

Contract Year of Withdrawal or Annuity Date	Charge
1st Year	7%
2nd Year	7%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year and thereafter	0%

We guarantee that the aggregate contingent deferred sales charge will never exceed 9% of your total purchase payments.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	When you apply all or a portion of your contract value to an annuity option (except as described under Annuity Option E).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

•	If you are eligible for waiver of the contingent deferred sales charge due to your election of the Nursing Home Waiver Benefit described in “Additional Features”.

•	If you are 59 1/2 or older, and you apply your entire contract value:

-	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

-	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

Free Withdrawals

The contract has a standard 10% free withdrawal provision. In most states, when we issue your contract you may elect a 10%/20% free withdrawal provision instead of the 10% free withdrawal provision for an additional charge. Refer to “Additional Features” for more information.

10% free withdrawal provision. In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your

Expenses

contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. You may take the 10% in multiple withdrawals each contract year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20. Any transfers you make as a part of the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year. When assessing any transfer fee, we will treat multiple transfers, that are effective on the same business day, as one transfer.

If you request to transfer contract value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, if you are receiving variable payments, we allow 6 transfers each calendar year and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Expenses

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply all or part of your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  If you elect to apply part of your contract value to an annuity option, we will treat the amount applied as a withdrawal. You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

Prior to applying a portion of your contract value to an annuity option, you should consult a tax adviser and discuss the tax implications associated with such a transaction. For tax reporting purposes we will report the payments you receive through this transaction as annuity payments, however, there is uncertainty as to how the Internal Revenue Service would treat this transaction and the resulting annuity payments. Adverse tax consequences could apply.

Electronic Funds Transfer and Annuity Payments.  You may receive annuity payments by electronic funds transfer (EFT). However, we only allow an EFT of your annuity payments to one account. When you set up an EFT, the account number you provide to us must be used for all annuity payments you receive from this contract and from any other contract we or our affiliates may issue to you. You may change the account number at any time.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. This date must be at least 5 years (13 months for contracts issued in New York) after you purchase your contract. You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant or oldest joint annuitant (90th birthday for contracts issued in New York);

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner (90th birthday for contracts issued in New York); or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices

The Income Phase

that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the fixed accounts will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date or your Guaranteed Minimum Income Benefit value on the annuity date, if applicable;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  You may not elect a variable annuity payment if you are exercising the Guaranteed Minimum Income Benefit.

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

The Income Phase

Annuity Options

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: 100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option: If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge: In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump-sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

The Income Phase

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing. Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary beneficiary is your spouse, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

Overview.  The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three Death Benefit features:

•	Basic Death Benefit

•	Annual Ratchet Death Benefit (for an additional charge)

•	Contract Value Death Benefit (for a credit to your contract up to age 80)

If you are age 80 or beyond when you elect a death benefit feature, you may only elect the Annual Ratchet Death Benefit or the Contract Value Death Benefit.

For detail regarding the Annual Ratchet Death Benefit and the Contract Value Death Benefit see “Additional Features—Additional Death Benefit Features.”

You may only have one elected death benefit feature at any time. You may add or terminate a death benefit feature effective on any contract anniversary as long as we receive written notice of your intention to do so at our Annuity Service Center at least 30 calendar days prior to your contract anniversary date. Your first contract anniversary is one calendar year from the date we issued your contract. We do not assess an additional charge for the Basic Death Benefit. The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

Basic Death Benefit.  You may only elect this feature if you are under age 80 at the time you make the election. Prior to you reaching age 80, the death benefit is the greater of your contract value, or your purchase payments, reduced by an adjustment for withdrawals and any applicable charges. We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently adjusted purchase payments.

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center, adjusted for any applicable charges. At age 80 and beyond, the value of the basic death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with required minimum distribution rules.

Death Benefit

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.

In addition to options 1, 2 and 3, if your spouse is the sole primary beneficiary, then the surviving spouse may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract. This election can only be made once while the contract is in effect. If your spouse does not make an election within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name.

Lump Sum Payments. If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected

during the 60 day period beginning with the date of receipt by us of proof of death.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person and the annuitant dies, you may not name a new annuitant. In this case we will treat the death of the annuitant as the death of the owner and pay the death benefit as described in the “Death of Contract Owner During the Accumulation Phase” and “Death of Contract Owner During the Income Phase” sections.

You cannot name a new annuitant once the income phase begins. Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Additional Features

Overview

For an additional charge or credit, the features listed in the tables below and described throughout this section, are available for you to elect. You must elect these features when you apply for a contract unless otherwise stated. If we allow you to elect an additional feature after you apply for a contract, the effective date of your election will be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the contract. Certain features may not be available in all states.

Additional Features with an Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
10%/20% Free Withdrawal Feature	Yes	No
Nursing Home Waiver Benefit	Yes	Yes
Annual Ratchet Death Benefit	No, you may elect at contract issue or on any contract anniversary.	Yes
Equalizer Benefit	Yes	Yes
Guaranteed Minimum Accumulation Benefit	Yes	Yes
Guaranteed Minimum Income Benefit	Yes	Yes

Additional Feature Providing a Credit

Details regarding this feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Nine Year Contingent Deferred Sales Charge Feature[1]	Yes	No

Additional Features Providing a Credit with No Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Contract Value Death Benefit (credit ends when you reach age 80)	No, you may elect at contract issue or on any contract anniversary.	Yes
Electronic Document Delivery Credit	No, you may elect at any time.	Yes
Case Size Credit	You do not elect this feature. You are automatically eligible based on your contract value.	You do not elect or cancel this feature. You are automatically eligible based on your contract value.
[1]	This feature does not result in an additional annual charge. However, it will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

Additional Features

Charges for Additional Features

If you elect one or more features that we offer with an additional charge, we will deduct an additional charge from your contract value. Charges for additional features are in addition to the standard contract expenses.

Charges in the first contract year. If you elect a feature that we offer for an additional charge, we list that charge as a percentage. In the first contract year, we will deduct that percentage from your purchase payments received by us during the first contract year as each purchase payment is received. For example, when you purchase the contract, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, we will deduct from your contract value 0.65% of your initial purchase payment. We will also make a deduction from each subsequent purchase payment during the first contract year. The percent deducted will be adjusted to reflect the number of days remaining in the contract year. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

Charges on and after your first contract anniversary. At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary. For example, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, on each contract anniversary we will deduct from your contract value 0.65% of your contract value as of the day just prior to that anniversary. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

We will deduct the entire charge proportionally as follows:

1.	First, from the funds you are invested in as of the time we deduct the charge(s);

2.	If you do not have sufficient value invested in the funds to deduct the entire charge(s) from the funds, then we will deduct the entire charge(s) from the funds plus the fixed accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or

3.	If you do not have sufficient value invested in the funds and the fixed accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment choices, then we will deduct the entire charge(s) from the funds plus all of the fixed accounts you are invested in as of the time we deduct the charge(s).

We calculate a charge assessed out of The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first out basis. In other words, we assess the charge attributed to the oldest purchase payments first; then we assess the charge attributed to the next oldest purchase payment; and so on.

When do charges end? To answer this question, read the detail in this section for each specific feature. Certain features you can cancel effective on any contract anniversary and we will no longer deduct a charge after that time. Other features expire after a certain number of contract years, at which time we will no longer deduct a charge.

Credits for Additional Features

Certain features of this contract involve the payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature than without them. The amount of any credits may be more than offset by the charges for your elected features.

Except for the Electronic Document Delivery Credit described in “Additional Features - Electronic Document Delivery Credit,” we calculate all credits based on your contract value as of the end of the contract year. For example, if you elect an additional feature and we credit you 0.05%, on each contract anniversary following your election, we will credit your contract value with 0.05% of your contract value as of the day just prior to that anniversary. We will apply credits proportionally to the funds that you are invested in as of the date we calculate the credit.

No credits will be provided should you surrender your contract prior to your contract anniversary.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Additional Features

Nine Year Contingent Deferred Sales Charge Feature

Credit: 0.10%

For additional detail see “Additional Features - Credits for Additional Features.”

The contract has a standard seven year contingent deferred sales charge schedule. You can elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. If you so elect, we will credit your contract in an amount equal to 0.10% of your contract value as of the end of each contract year. We will apply this credit while the contingent deferred sales charge schedule is in effect. You may only elect this additional feature at the time you apply for a contract. Once elected you cannot cancel this feature.

Election of the nine year contingent deferred sales charge feature will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

The nine year contingent deferred sales charge schedule is as follows:

Contract year when withdrawal is made or when contract value is applied to an annuity option	Percentage of amount withdrawn or applied to an annuity option
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 or more	0%

See the “Table of Fees and Expenses” for a comparison of the standard and optional nine year contingent deferred sales charge schedules.

10%/20% Free Withdrawal Feature

Current Charge: 0.25%

Maximum Charge: 0.35%

For additional detail on charge deduction see “Additional Features - Charges for Additional Features.”

The contract has a standard 10% free withdrawal provision. For an additional charge of 0.25%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 20% of your contract value as of the end of the previous contract year, plus 20% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You may only elect this additional feature at the time you apply for a contract. We will assess the charge for this feature while your contingent deferred sales charge schedule is in effect. Once elected you cannot cancel this feature.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Current Charge: 0.05%

Maximum Charge: 0.10%

For additional detail on charge deduction see “Additional Features - Charges for Additional Features.”

For an additional charge, you may elect the nursing home waiver benefit. If you elect the nursing home waiver benefit, we currently deduct an additional charge of 0.05%. We reserve the right to increase this charge, but it may never exceed 0.10%. We will assess this charge while the contingent deferred sales charge schedule is in effect.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

If you elect this feature, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Annuity Service

Additional Features

Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

1.	You are past your first contract year.

2.	If you resided in a licensed nursing care facility within 2 years prior to contract issue, the benefit is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for this reason, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility.

3.	Your stay in a licensed nursing care facility is prescribed by a physician and is medically necessary.

4.	You provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

5.	You make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

You may not participate in the Systematic Withdrawal Program if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Additional Death Benefit Features

Overview.  The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three death benefit features:

•	Basic Death Benefit (described in “Death Benefit”);

•	Annual Ratchet Death Benefit (described below);

•	Contract Value Death Benefit (described below).

Certain additional death benefit features may not be available in all states. If you are age 80 or beyond when you elect a death benefit feature, you may only elect the Annual Ratchet Death Benefit or the Contract Value Death Benefit.

You may only have one elected death benefit feature at a time. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the additional death benefit features. You may change your death benefit feature at any time and the change will be effective on your following contract anniversary.

If your death benefit amount is greater than your contract value at the time you change death benefit features, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Annual Ratchet Death Benefit

Current Charge: 0.40%

Maximum Charge: 0.90%

For additional detail on charge deduction see “Additional Features—Charges for Additional Features.”

For an additional charge, at time of contract issue or effective on any contract anniversary, you may elect the Annual Ratchet Death Benefit.

The amount of the death benefit will be the greatest of:

(A)	Your contract value, or

(B)	The value of the annual ratchet feature (see “Value of the Annual Ratchet Feature” below), or

(C)	Your purchase payments reduced by an adjustment for withdrawals and applicable charges.

For (C) we calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated death benefit value.

Additional Features

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

The values in (A), (B) and (C) above are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center, adjusted for any applicable charges.

Value of the Annual Ratchet Feature.  If you elect the Annual Ratchet Death Benefit when we issue your contract, the initial annual ratchet feature will be equal to your initial purchase payment. If you elect the Annual Ratchet Death Benefit after we issue your contract, the initial annual ratchet feature will be equal to the lesser of your contract value or your purchase payments less withdrawals. Prior to you, the oldest joint owner, or the annuitant (if the contract is owned by a non-natural person) reaching age 80, we recalculate the value of the annual ratchet feature on each contract anniversary, each time you make a withdrawal and each time you apply a purchase payment.

Since we calculate your annual ratchet feature on every contract anniversary, your “most recently calculated annual ratchet feature” is the value calculated on your most recent contract anniversary, provided you haven’t made a payment or withdrawal since your most recent contract anniversary.

If you have made a payment or withdrawal since your most recent contract anniversary, your “most recently calculated annual ratchet feature” is calculated when you made your most recent withdrawal or payment. The recalculation works as follows:

1.	Each time you make a withdrawal, the annual ratchet feature is equal to the most recently calculated annual ratchet feature reduced by an adjustment for withdrawals (the adjustment for withdrawals is described in “C” above).

2.	Each time you make a purchase payment the annual ratchet feature is equal to the most recently calculated annual ratchet feature plus the purchase payment.

3.	Each contract anniversary, the annual ratchet feature is equal to the most recently calculated annual ratchet feature or your contract value, whichever is greater.

At age 80 and beyond, the annual ratchet feature is the value of the annual ratchet feature at age 80 adjusted to reflect purchase payments and withdrawals as described in “1” and “2” above.

Cost of Annual Ratchet Death Benefit.  If you elect the Annual Ratchet Death Benefit we will deduct an additional charge of 0.40% while the death benefit feature is in effect. We can increase this charge, but the percentage will not exceed 0.90%.

Contract Value Death Benefit

Current Credit: 0.05%

Minimum Credit: 0.02%

For additional detail see “Additional Features – Credits for Additional Features.”

If you elect the Contract Value Death Benefit, we currently calculate a credit in the amount of 0.05% of your contract value as of the end of each contract year while this death benefit feature is in effect. You may elect this feature at the time of contract issue or effective on a contract anniversary. We apply the credit on your immediately following contract anniversary. We reserve the right to reduce this credit to 0.02% in the future. If you, the oldest joint owner, or the annuitant (if the contract is owned by a non-natural person) are age 80 or beyond, we do not provide an annual credit to your contract value.

The Contract Value Death Benefit is equal to your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Electronic Document Delivery Credit

Current Credit: $24 per year

In most states, for any contract year prior to 2008, we will provide an annual $24 credit to your contract on your contract anniversary if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in an electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semiannual reports of the underlying funds.

For instructions on how to participate, call the Annuity Service Center or see the instructions on the inside cover wrapping this prospectus.

Additional Features

We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format.

The electronic document delivery credit may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

We reserve the right to continue, modify or terminate this credit feature at any time after 2007.

Case Size Credit

Current Credit: 0.05% to 0.10% (depending on case size)

For additional detail see “Additional Features – Credits for Additional Features.”

We will provide a credit to your contract if it exceeds a certain average contract value as of the end of each contract year. We will determine the average contract value for your contract by taking the average of your contract value at the end of each contract year quarter during the current contract year.

We will provide a 0.05% credit to your contract on your contract anniversary if your average contract value is at least $250,000 and less than $1 million as of the end of the immediately preceding contract year.

We will provide a 0.10% credit to your contract on your contract anniversary if your average contract value is at least $1 million as of the end of the immediately preceding contract year.

Equalizer Benefit

Current Charge: 0.50%

Maximum Charge: 0.60%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, at time of contract issue you can elect the equalizer benefit. The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth contract year; and

•	every five year contract period thereafter.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

We will pay the equalizer benefit only until you or the oldest joint owner reaches age 80. Or, if the contract is owned by a non-natural entity, when the annuitant reaches age 80. You may not elect the equalizer benefit if you or the oldest joint owner is age 70 when we issue your contract or, if the contract is owned by a non-natural entity, if the annuitant is age 70 at contract issue.

Cost of the Equalizer Benefit.  If you elect the equalizer benefit, we deduct an additional charge of 0.50% while the feature is in effect. We reserve the right to increase this charge, but it may never exceed 0.60%. We will assess this charge while the benefit is in effect.

How is the credit calculated?  We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. For the initial benefit period, we define earnings as the difference between your contract value and your purchase payments (less withdrawals) made during the benefit period.

For subsequent benefit periods after the tenth contract year, we define earnings as:

•	your contract value at the end of the benefit period;

•	minus your contract value at the end of the immediately preceding benefit period;

•	minus your purchase payments during the just ended benefit period;

•	plus withdrawals made during the just ended benefit period;

•	minus the equalizer benefit from the immediately preceding benefit period.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the equalizer benefit. We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will limit individual payments of the benefit to 40% of the amount of your total purchase payments less any withdrawals.

Additional Features

Guaranteed Minimum Accumulation Benefit (GMAB)

Current Charge: 0.35%

Maximum Charge: 1.00%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the GMAB?  If you elect the GMAB we guarantee that at the end of your benefit period, your contract value will equal no less than a specified amount called the GMAB value. The GMAB may provide protection in the event of lower contract values that may result from the investment performance of the contract.

If you elect the GMAB you must choose one of two available benefit periods: the 10 year benefit period with reset option or the 20 year benefit period. You may only make this choice at the time your contract is issued.

10 Year Benefit Period with Reset Option. You may elect a 10 year benefit period with an option to reset. This benefit period will initially end upon your 10th contract anniversary, with the option to reset the benefit period as of your 2nd contract anniversary and each subsequent contract anniversary up to and including the end of the benefit period.

The Reset Option. The option to reset means that on your 2nd contract anniversary, and each subsequent contract anniversary while a benefit period is in effect, you may elect to:

a)	start your 10 year benefit period over again. For example, if you reset as of your 2nd contract anniversary, your 10 year benefit period will end on your 12th contract anniversary; and

b)	reset your GMAB value so it equals your contract value as of the contract anniversary on which you elect to reset.

If you want to apply the reset option to your upcoming contract anniversary, you must submit a written request to the Annuity Service Center within 30 calendar days prior to that contract anniversary. If we receive your request outside of the 30 day window, your request will not be implemented.

If you request a reset and on the date we are to implement the reset your contract value is less than the current GMAB value, the reset will not occur and the existing benefit period and GMAB value will remain in place.

After you reach age 90 (age 80 for contracts issued in New York), the reset option is no longer available to you.

If we issued your contract prior to June 1, 2005, and you elected the GMAB feature when your contract was issued, your 10 year GMAB feature will remain the same except now it will include the reset option.

20 Year Benefit Period.  You may elect a 20 year benefit period (26 year benefit period for contracts issued in New York). This option does not include a reset feature and it is not available in contracts issued prior to June 1, 2005.

Required Participation in the Asset Allocation Program.  In order to participate in the GMAB, you must participate in the Asset Allocation Program and select one of the asset allocation models offered. Your selected asset allocation model will determine which investment choices your contract value is invested in and how much is allocated to each investment choice. You can choose to change your asset allocation model at any time. While participating in the Asset Allocation Program and the GMAB you may transfer your contract value by changing asset allocation models. In order to request a transfer, other than a change of model, you must first terminate the GMAB, and then when you submit a transfer request we will process your transfer and also terminate your participation in the Asset Allocation Program. You cannot re-elect participation in the GMAB, but you can re-elect participation in the Asset Allocation Program. For additional detail on the Asset Allocation Program, see “Transfers and Transfer Programs – Asset Allocation Program.”

Subsequent Payments with GMAB & the Asset Allocation Program.  If you allocate a subsequent purchase payment in a manner that does not follow the asset allocation model, we will apply your payment as you request. However, while you are participating in an asset allocation model, we will periodically rebalance your contract value among the investment choices to maintain the asset allocation model strategy. Thus, if you allocate contract value to a fund that is not in the asset allocation model, when we rebalance, we will reallocate the contract value in that fund in accordance with the asset allocation model. We do not allow you to allocate purchase payments or

Additional Features

contract value to the fixed accounts while participating in the GMAB.

Eligibility for the GMAB Value.  You will be eligible to receive the GMAB value if:

1.	You elected the GMAB at time of contract issue and you do not cancel the GMAB;

2.	You remain in your contract until the end of your benefit period; and

3.	You participated in the Asset Allocation Program at the time of contract issue, and remain in the program until the end of your benefit period.

If you elect the GMAB, but items 2 and 3 are not met, you will not be eligible to receive the GMAB value, even though you have paid for the feature. At the end of your benefit period the GMAB will terminate. No benefits or charges will accrue thereafter.

What Happens at the End of the Benefit Period?  If you have never requested a reset, then at the end of your benefit period, if the GMAB value is greater than your contract value applicable to purchase payments made during the first two contract years (adjusted for withdrawals and investment experience), we will credit your contract value on the next business day so that your contract value equals the GMAB value. If the GMAB value is less, we will not credit your contract value.

If you have previously requested a reset and we applied the reset, then at the end of your benefit period, if the GMAB value is greater than your contract value as of the date of the latest reset (adjusted for subsequent withdrawals and investment experience), we will credit your contract value on the next business day so that your contract value equals the GMAB value. If the GMAB value is less, we will not credit your contract value.

Payment of Any Credit.  Any credit paid due to your election of GMAB will be applied proportionally to the funds you are invested in when we apply the credit. If you are not invested in any funds at that time, we will automatically apply the credit to the Oppenheimer Money Fund/VA. Electing GMAB does not guarantee a credit will be paid.

How is the GMAB Value Calculated?  For the 10 year benefit period, the GMAB value will equal your total purchase payments made to the contract as of the end of your 2nd contract year, reduced by an adjustment for any withdrawals.

If the benefit is reset, then the GMAB value is equal to the contract value at the time of reset, reduced by an adjustment for subsequent withdrawals.

For the 20 year benefit period (26 year for contracts issued in New York), the GMAB value will equal two times your total purchase payments made to the contract as of the end of your second contract year, reduced by an adjustment for withdrawals.

For all benefit periods, the adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated GMAB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMAB.

What Does the GMAB Cost?  If you elect the GMAB, we will deduct an additional charge of 0.35% while the feature is in effect. This charge will never be greater than 1.00%. There is no additional charge for the reset option on the 10 year GMAB feature. If you elect to discontinue the GMAB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate credit of the remaining prepaid charge to your contract value. For additional detail on charges for this feature see “Additional Features – Charges for Additional Features”.

How Do I Elect the GMAB?  To elect the GMAB, you must:

•	Elect the GMAB at the time your contract is issued; and

•	Elect to participate in the Asset Allocation Program.

Additionally, at the time we issue your contract, you must meet the age requirements as follows:

To elect the 10 year benefit period you must not have attained age 90 (age 80 for contracts issued in New York).

Additional Features

To elect the 20 year benefit period (26 year benefit period for contracts issued in New York) you must not have attained age 80 (age 64 for contracts issued in New York).

Once we issue your contract, you cannot elect the GMAB.

The GMAB may not be available in all states.

Can I Cancel the GMAB?  We will terminate your election of the GMAB on the business day we receive our fully completed form at our Annuity Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the GMAB is terminated, it cannot be re-elected.

Additional Restrictions.  If you elect the GMAB, you cannot participate in the Guaranteed Minimum Income Benefit, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Important GMAB Considerations

This benefit may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this benefit feature. Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

The GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

While participating in the GMAB you may transfer your contract value by changing asset allocation models. Otherwise, you cannot transfer your contract value among investment choices.

If you elect the GMAB, currently, you cannot allocate any contract value to the fixed accounts.

Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because the GMAB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

Any purchase payments made after the second contract year could increase the cost of the GMAB, without a corresponding increase in the benefit.

Guaranteed Minimum Income Benefit (GMIB)

Current Charge: 0.60%

Maximum Charge: 1.25%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the GMIB? If you elect the GMIB and are eligible for the GMIB value, you will always have a guaranteed amount, the GMIB value, that can be applied to a life contingent fixed annuity. This may be beneficial if your contract value is lower than the GMIB value when you wish to receive annuity payments. A life contingent fixed annuity is currently available under Annuity Options A, B, C and D described in the “Income Phase” section.

Required Participation in the Asset Allocation Program.  In order to participate in the GMIB, you must participate in the Asset Allocation Program and select one of the asset allocation models. Your selected asset allocation model will determine which investment choices your contract value is invested in and how much is allocated to each investment choice. While participating in the Asset Allocation Program and the GMIB you may transfer your contract value by changing asset allocation models. In order to request a transfer, other than a change of model, you must first terminate the GMIB, then when you submit a transfer request we will process your transfer and also terminate your participation in the Asset Allocation Program. You cannot re-elect participation in the GMIB, but you can re-elect participation in the Asset Allocation Program. For additional detail about the Asset Allocation Program, please see “Transfers and Transfer Programs – Asset Allocation Program.”

Subsequent Payments with the GMIB & the Asset Allocation Program.  If you allocate a subsequent purchase payment in a manner that does not follow your selected asset allocation model, we will apply your payment as you request. However, while you are participating in the Asset Allocation Program, we will periodically rebalance your contract value among the investment choices to maintain your selected asset allocation model strategy. Thus, if you allocate contract value to a fund that is not in your selected asset allocation model, when we rebalance, we will reallocate the contract value in that fund in

Additional Features

accordance with your selected asset allocation model. We do not allow you to allocate purchase payments or contract value to the fixed accounts while participating in the GMIB.

Eligibility for the GMIB Value.  You will be eligible to apply the GMIB value to an annuity option if:

1.	You elected the GMIB at time of contract issue and you do not cancel the GMIB;

2.	You participated in the Asset Allocation Program at the time of contract issue, and remain in the program until your contract enters the income phase;

3.	Your contract is beyond its 7th contract year (we measure a contract year from the anniversary of the day we issued your contract);

4.	The annuitant reaches age 60;

5.	You elect to begin the income phase;

6.	You elect to receive fixed annuity payments through a life contingent annuity option (currently Annuity Options A, B, C and D); and

7.	You apply all or a portion of your contract value to an annuity option.

If you elect the GMIB, but items 2 through 7 are not met, you will not be eligible to apply the GMIB value to an annuity option, even if you have paid for the feature.

How is the GMIB Value Calculated?  The GMIB value will equal:

a)	Your total purchase payments to your contract as of the end of your 2nd contract year; where

b)	each purchase payment increased by a compounded annual rate of 5% starting from the date each is credited to your contract value until the maximum GMIB value is reached or you begin the income phase;

c)	reduced by an adjustment for any withdrawals.

The adjustment for withdrawals is calculated as follows:

i)	The withdrawal amount, including any applicable charges;

ii)	divided by your contract value immediately prior to the withdrawal; with the result

iii)	multiplied by the most recently calculated GMIB value.

If the GMIB value is higher than the maximum GMIB value allowed, then your GMIB value will equal the maximum which is 200% of the purchase payments made to your contract value in the first two contract years, adjusted for withdrawals. When the annuitant reaches age 80, the GMIB value will no longer increase.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB.

What Does the GMIB cost? If you elect the GMIB, we will deduct an additional charge of 0.60% while the feature is in effect. This charge will never be greater than 1.25%. We will no longer make this deduction once you apply your full contract value to an annuity option or cancel the GMIB. If you elect to discontinue the GMIB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate credit of the remaining prepaid charge to your contract value.

How Do I Elect the GMIB?  If the annuitant is under age 80 at time of contract issue, to elect the GMIB, you must:

•	Elect the GMIB at the time your contract is issued. Once we issue your contract, you cannot elect the GMIB.

•	Elect to participate in the Asset Allocation Program.

The GMIB may not be available in all states.

Can I Cancel the GMIB?  We will terminate your selection of the GMIB on the business day we receive our fully completed form at our Annuity Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the GMIB is terminated, it cannot be re-elected.

Additional Restrictions.  If you elect the GMIB, you cannot participate in the Guaranteed Minimum Accumulation Benefit, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Important GMIB Considerations

The GMIB ensures the availability of a minimum contract value when you elect to apply all or a portion of your contract value to an annuity option and you choose to receive

Additional Features

fixed annuity payments through a life contingent annuity option. This benefit may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this benefit may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this benefit feature.

•	The GMIB will only be applied if you begin the income phase, and you select to receive fixed payments through a life contingent annuity option. If you select a different annuity option, or you never begin the income phase, you will not be eligible for the GMIB, even though you have paid for the benefit.

•	The GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.

•	While participating in the GMIB you may transfer your contract value by changing asset allocation models. Otherwise, you cannot transfer your contract value among investment choices.

•	If you elect the GMIB, currently, you cannot allocate any contract value to the fixed accounts.

•	Any purchase payments made after the second contract year could increase the cost of the GMIB feature without a corresponding increase in the benefit.

•	The GMIB feature stops accumulating after the annuitant reaches age 80 or the maximum benefit amount is achieved, whichever occurs first.

•	Consult a tax-advisor before considering the GMIB in conjunction with a tax-qualified contract because the GMIB has limited usefulness if the contract is subject to minimum distribution requirements.

•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

Purchase Rates, Contract Value and the GMIB. When you elect an annuity option, we determine a value that will be used to calculate your annuity payments. We determine that value using 1) your GMIB value and the minimum guaranteed purchase rates displayed in your contract, and 2) your contract value and alternative purchase rates we offer, which may be more favorable than the minimum guaranteed purchase rates. If it turns out that item (2) will generate higher annuity payments than item (1), we will apply your contract value to your elected annuity option instead of the GMIB value.

Additional Features

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that in most circumstances you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether a contract owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest account values, and if so, what that number might be.

We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract

Taxes

is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts

Taxes

issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of gain that is distributed. A “non-resident alien” is a person who is neither a US citizen nor a resident of the US. We are required to withhold this tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% from the taxable portion of each distribution.

Taxes

Other Information

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales- based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

Other Information

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Annuity Service Center for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Other Information

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, we are engaged in litigation related to the termination of our former Chief Executive Officer in June 2005. Further, we, along with several other defendants, have been named in an adversary proceeding in the Enron bankruptcy. While we are not aware of any actions or allegations that should reasonably give rise to a material adverse impact to our financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

In 2005, we received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to us of the settlement including related expenses. As of December 31, 2005, we have paid $81 million of the original estimated liability of $268 million, resulting in a remaining estimated liability of approximately $187 million.

We are subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of our business. We have cooperated fully with these regulatory agencies with regard to their investigations and have responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, we have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

We believe that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could

Other Information

significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular matter may be material to our operating results for a particular period depending upon, among other factors, the size of the matter and the level of our income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

Other Information

[This page intentionally left blank]

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual Transitions SelectSM.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A - Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$11.50	$11.00	$10.00(a)
AIM V.I. Global Health Care	11.82	11.07	10.00(a)
AIM V.I. Technology	12.56	12.45	10.00(a)
American Century VP Income & Growth(f)	11.64	11.26	10.00(a)
American Century VP Value(f)	11.51	11.09	10.00(a)
American Funds® Asset Allocation(f)	11.64	10.80	10.00(a)
American Funds® Growth-Income(f)	11.66	11.16	10.00(a)
Calvert Social Balanced(b)	11.28	10.81	10.00(a)
Fidelity® VIP Contrafund®	13.45	11.65	10.00(a)
Fidelity® VIP Growth(f)	11.78	11.28	10.00(a)
Franklin Small Cap Value Securities(f)	12.79	11.91	10.00(a)
Janus Aspen Balanced(b)	11.59	10.90	10.00(a)
Janus Aspen Forty(f)	13.26	11.93	10.00(a)
Janus Aspen Worldwide Growth(f)	11.71	11.23	10.00(a)
MFS® Investors Trust(b)	12.10	11.42	10.00(a)
MFS® New Discovery(b)	13.12	12.62	10.00(a)
MML Blend(e)	11.21	10.85	10.00(a)
MML Emerging Growth	12.93	12.97	10.00(a)
MML Enhanced Index Core Equity(e)	11.76	11.28	10.00(a)
MML Equity(e)	11.66	11.45	10.00(a)
MML Equity Index	11.59	11.23	10.00(a)
MML Growth Equity(e)	11.35	11.06	10.00(a)
MML Inflation-Protected Bond(e)	10.24	10.20	10.00(a)
MML Large Cap Value(e)	11.99	11.11	10.00(a)
MML Managed Bond(e)	10.28	10.17	10.00(a)
MML OTC 100	12.17	12.16	10.00(a)
MML Small Cap Equity(e)	11.96	12.14	10.00(a)
MML Small Cap Growth Equity(e)	13.53	12.28	10.00(a)
MML Small Company Opportunities(e)	13.41	12.24	10.00(a)
Oppenheimer Aggressive Growth(c)	13.35	12.04	10.00(a)
Oppenheimer Balanced	11.38	11.09	10.00(a)
Oppenheimer Capital Appreciation	11.54	11.12	10.00(a)
Oppenheimer Global Securities	13.95	12.36	10.00(a)
Oppenheimer High Income	10.66	10.55	10.00(a)
Oppenheimer International Growth	13.88	12.32	10.00(a)
Oppenheimer Main Street	11.67	11.15	10.00(a)
Oppenheimer Money	10.16	10.01	10.00(a)
Oppenheimer Strategic Bond	10.75	10.60	10.00(a)
Scudder VIT EAFE® Equity Index(d)	—	11.91	10.00(a)
Scudder VIT Small Cap Index(f)	12.68	12.31	10.00(a)
T. Rowe Price Blue Chip Growth(f)	11.87	11.34	10.00(a)
T. Rowe Price Equity Income(f)	11.60	11.30	10.00(a)
Templeton Foreign Securities(f)	12.71	11.68	10.00(a)

(a)	Commencement of public offering was August 9, 2004.
(b)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix C – April 28, 2006 Fund Substitution” for details.
(c)	As of April 28, 2006, this sub-account is named Oppenheimer MidCap.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	As of April 28, 2006, the following sub-accounts: MML Blend; MML Enhanced Index Core Equity; MML Equity; MML Growth Equity; MML Inflation-Protected Bond; MML Large Cap Value; MML Managed Bond; MML Small Cap Equity; MML Small Cap Growth Equity; and MML Small Company Opportunities will be known as MML Babson Blend; MML Babson Enhanced Index Core Equity; MML Oppenheimer/Bernstein Equity; MML GMO Growth Equity; MML Babson Inflation-Protected Bond; MML Davis Large Cap Value; MML Babson Managed Bond; MML Oppenheimer Small Cap Equity; MML W&R/Wellington Small Cap Growth Equity; and MML Oppenheimer Small Company Opportunities, respectively.
(f)	Effective April 28, 2006, this sub-account was re-named. See “Appendix C – April 28, 2006, Fund Substitution”.

Appendix A

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2005	Dec. 31, 2004
AIM V.I. Financial Services(a)	24,976	396
AIM V.I. Global Health Care(a)	42,958	909
AIM V.I. Technology(a)	16,005	4,017
American Century VP Income & Growth(a),(f)	112,908	5,744
American Century VP Value(a),(f)	3,800,244	218,884
American Funds® Asset Allocation(a),(f)	797,754	40,904
American Funds® Growth-Income(a),(f)	1,051,699	50,604
Calvert Social Balanced(a),(b)	63,078	300
Fidelity® VIP Contrafund®(a)	3,921,539	222,684
Fidelity® VIP Growth(a),(f)	134,281	20,099
Franklin Small Cap Value Securities(a),(f)	2,934,827	159,926
Janus Aspen Balanced(a),(b)	156,110	3,894
Janus Aspen Forty(a),(f)	75,870	1,942
Janus Aspen Worldwide Growth(a),(f)	28,909	696
MFS® Investors Trust(a),(b)	33,237	2,161
MFS® New Discovery(a),(b)	44,652	8,908
MML Blend(a),(e)	28,905	411
MML Emerging Growth(a)	20,338	633
MML Enhanced Index Core Equity(a),(e)	10,733	0
MML Equity(a),(e)	70,101	6,415
MML Equity Index(a)	66,779	2,342
MML Growth Equity(a),(e)	17,061	2,059
MML Inflation-Protected Bond(a),(e)	5,498,782	365,217
MML Large Cap Value(a),(e)	3,025,309	178,921
MML Managed Bond(a),(e)	3,965,132	273,775
MML OTC 100(a)	24,565	3,232
MML Small Cap Equity(a),(e)	53,792	624
MML Small Cap Growth Equity(a),(e)	2,436,841	143,746
MML Small Company Opportunities(a),(e)	152,097	4,496
Oppenheimer Aggressive Growth(a),(c)	2,786,018	165,581
Oppenheimer Balanced(a)	266,830	9,811
Oppenheimer Capital Appreciation(a)	4,577,447	263,965
Oppenheimer Global Securities(a)	3,242,706	161,905
Oppenheimer High Income(a)	496,370	26,227
Oppenheimer International Growth(a)	109,827	1,631
Oppenheimer Main Street(a)	124,981	7,409
Oppenheimer Money(a)	409,197	35,982
Oppenheimer Strategic Bond(a)	5,207,116	294,868
Scudder VIT EAFE® Equity Index(a),(d)	—	485
Scudder VIT Small Cap Index(a),(f)	115,259	8,458
T. Rowe Price Blue Chip Growth(a),(f)	171,208	9,525
T. Rowe Price Equity Income(a),(f)	4,202,242	252,278
Templeton Foreign Securities(a),(f)	3,799,247	226,558

(a)	Commencement of public offering was August 9, 2004.
(b)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix C – April 28, 2006 Fund Substitution” for details.
(c)	As of April 28, 2006, this sub-account is named Oppenheimer MidCap sub-account.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	As of April 28, 2006, the following sub-accounts: MML Blend; MML Enhanced Index Core Equity; MML Equity; MML Growth Equity; MML Inflation-Protected Bond; MML Large Cap Value; MML Managed Bond; MML Small Cap Equity; MML Small Cap Growth Equity; and MML Small Company Opportunities will be known as MML Babson Blend; MML Babson Enhanced Index Core Equity; MML Oppenheimer/Bernstein Equity; MML GMO Growth Equity; MML Babson Inflation-Protected Bond; MML Davis Large Cap Value; MML Babson Managed Bond; MML Oppenheimer Small Cap Equity; MML W&R/Wellington Small Cap Growth Equity; and MML Oppenheimer Small Company Opportunities, respectively.
(f)	Effective April 28, 2006, this sub-account was re-named. See “Appendix C – April 28, 2006 Fund Substitution”.

Appendix A

Appendix B - Long Term Guarantee Fixed Account Interest Rate Factor Adjustment Calculation

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1+a)(n/12)/(1 + b)(n/12)

a =	The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the week in which we issue your contract or the most recent renewal of a Long-Term Guarantee Fixed Account falls, for a maturity equal to the length of the current guarantee period.

b =	The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity series for a maturity equal to the number of whole months between any day of a guarantee period and the last day of the guarantee period.

n =	The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a + b) × (c-1)

c

a =	the partial withdrawal payment from the Long Term Guarantee Fixed Account

b =	the contingent deferred sales charge for the partial withdrawal applicable to the Long Term Guarantee Fixed Account

c =	the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b-1)

a =	the contract fund value on the business day we receive the request for a full surrender at our Annuity Service Center

b =	the interest rate factor

The contract fund value is equal to your net purchase payment applicable to the Long Term Guarantee Fixed Account on the day we issue your contract. On any day after we issue your contract, the contract fund value is equal to:

(a × b)-c

a =	the previous day’s contract fund value

b =	the sum of one plus the daily interest rate equivalent of the guaranteed interest rate

c =	any contract fund value reduction made on that day

A negative market value adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate of interest credited had been equal to the minimum guaranteed interest rate allowed in your state of issue.

Appendix B

Appendix C - April 28, 2006 Fund Substitution

When you allocate your contract value to a fund, you are actually allocating contract value to one of our separate account sub-accounts. Each sub-account invests in a specific fund. Effective April 28, 2006, we implemented a fund substitution. As a result, any contract value allocated to a “replaced fund” is now invested in a “replacement fund.” The replaced funds are no longer available investment choices through the contract.

The table below reflects the replaced funds and sub-account names and the replacement funds and sub-account names.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value
Janus Aspen Balanced Portfolio (Service Shares)	MML Blend	Janus Aspen Balanced	MML Babson Blend
Janus Aspen Forty Portfolio (Service Shares)	MML Concentrated Growth Fund (Class I)	Janus Aspen Forty	MML Legg Mason Concentrated Growth
Janus Aspen Worldwide Growth Portfolio (Service Shares)	MML Global Fund (Class I)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global
MFS® Investors Trust Series	MML Enhanced Index Core Equity	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign

Appendix C

MASSMUTUAL TRANSITIONS SELECTSM

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2006, for the individual deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call 1-800-272-2216 (press 2) or write: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

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COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the “Separate Account”).

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Annuity Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a); and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

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DISTRIBUTION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company. Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriter for the Separate Account. The compensation paid to MML Distributors in 2003, 2004, and 2005 was $2,500, $399,150, and $412,112, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contract. During 2004 and 2005, commissions paid were $576,575 and $3,416,476, respectively.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to Contract Owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the insurance charges. The accumulation unit value may increase or decrease from business day to business day.

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TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers and Transfer Programs section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the Separate Account. Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the

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assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

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FEDERAL TAX MATTERS

General

Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be

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deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the participant being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

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Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Tax Treatment of Gifts

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan or a tax-sheltered annuity made after December 31, 1998. Owners should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 14, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

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Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee V . Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pensions (SEPs). Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. However, the Code places limitations and restrictions on SEPs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SEPs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 408(p) provides for certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement. Employers can make contributions to the plan through either matching contributions or non-elective contributions. The Code places limitations and restrictions on SIMPLE IRAs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SIMPLE IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $4,000 annual limitation applies to all of a taxpayer’s 2006 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under

10

the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the participant or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the participant or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

11

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the participant. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse and is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed on the amount not distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i.  Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and

ii.  An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. A required minimum distribution from an annuity contract calculated for 2004 or 2005 will not fail to satisfy Code section 401(a)(9) provided the payments satisfy Code section 401(a)(9) based on a reasonable and good faith interpretation of its provisions. Please consult a tax adviser to determine if and how this requirement may impact your specific circumstances.

12

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2005 and for each period in the two-year period then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2005 and 2004, and for the years then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated March 31, 2006 refers to other auditors whose report on the financial highlights of Massachusetts Mutual Variable Annuity Separate Account 4, for each year in the three-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated February 24, 2006 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of Massachusetts Mutual Life Insurance Company for the year ended December 31, 2003, dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

13

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 4:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 4 (comprised of the sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2005, and the related statements of operations and changes in net assets and the financial highlights for each period in the two-year period ended December 31, 2005. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each year in the three-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on these statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2005, and the results of its operations, changes in its net assets, and financial highlights for each period in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 31, 2006

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account

ASSETS
Investments
Number of shares	391,794	789,297	615,889	8,116,960	17,860,273	7,639,199	4,747,943	5,286,390	6,865,670	1,051,204	130,703

Identified cost	$5,118,462	$13,698,099	$7,070,790	$52,717,162	$136,180,457	$113,541,031	$162,252,477	$9,567,504	$169,475,639	$31,810,970	$1,900,439

Value	$5,982,699	$16,133,222	$7,815,636	$60,958,369	$146,454,241	$125,817,614	$180,991,603	$10,271,455	$213,041,729	$35,278,405	$2,265,076
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	18,636	-	-	151,638	78,221	33,999	-	207,966	-	-

Total assets	5,982,699	16,151,858	7,815,636	60,958,369	146,605,879	125,895,835	181,025,602	10,271,455	213,249,695	35,278,405	2,265,076

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	120	-	458	6,176	6,736	-	1,143	-	-
Payable to Massachusetts Mutual Life Insurance Company	401	-	369	7,052	-	-	-	6,347	-	3,205	100

Total Liabilities	401	-	489	7,052	458	6,176	6,736	6,347	1,143	3,205	100

NET ASSETS	$5,982,298	$16,151,858	$7,815,147	$60,951,317	$146,605,421	$125,889,659	$181,018,866	$10,265,108	$213,248,552	$35,275,200	$2,264,976

Net Assets:
Accumulation units - value	$5,982,298	$16,151,858	$7,811,206	$60,951,317	$146,587,354	$125,645,910	$180,733,091	$10,265,108	$213,200,684	$35,275,200	$2,264,976
Annuity reserves	-	-	3,941	-	18,067	243,749	285,775	-	47,868	-	-

Net assets	$5,982,298	$16,151,858	$7,815,147	$60,951,317	$146,605,421	$125,889,659	$181,018,866	$10,265,108	$213,248,552	$35,275,200	$2,264,976

Outstanding units
Contract owners	479,067	1,366,824	1,156,994	4,903,563	11,642,386	9,539,271	12,934,513	883,696	14,646,016	3,489,393	286,960

UNIT VALUE
Panorama Premier	$13.37	$11.55	$2.80	$13.43	$15.13	$13.33	$14.23	$9.95	$18.29	$8.12	$7.83
Panorama Passage® (Note 1)
Tier 1	13.30	11.49	2.78	10.47	16.24	13.30	14.20	9.90	13.87	8.29	8.12
Tier 2	13.24	11.44	2.77	10.43	16.17	13.24	14.14	9.85	13.81	8.26	8.08
MassMutual Artistry	11.77	10.08	2.66	9.50	16.60	13.41	14.32	9.65	12.01	6.47	8.02
MassMutual Transitions® (Note 1)
Custom Plan	12.17	12.06	10.10	12.32	12.96	13.49	14.40	12.07	14.72	10.85	-
Package Plan I	12.17	12.06	10.10	12.32	12.96	13.49	14.40	12.07	14.72	10.85	-
Package Plan II	12.02	11.91	9.98	12.17	12.79	13.37	14.27	11.92	14.54	10.72	-
Package Plan III	11.91	11.80	9.89	12.06	12.68	13.28	14.18	11.81	14.41	10.62	-
MassMutual EvolutionSM (Note 1)
Tier 1	10.44	10.65	9.99	10.92	11.10	11.07	10.84	10.76	12.53	10.06	-
Tier 2	10.37	10.57	9.91	10.84	11.02	10.99	10.76	10.68	12.44	9.99	-
Tier 3	10.32	10.52	9.87	10.79	10.96	10.94	10.71	10.63	12.38	9.94	-
Tier 4	10.35	10.55	9.90	10.83	11.00	10.97	10.74	10.67	12.42	9.97	-
Tier 5	10.27	10.47	9.82	10.75	10.92	10.89	10.66	10.59	12.33	9.90	-
Tier 6	10.23	10.43	9.78	10.70	10.87	10.84	10.61	10.54	12.27	9.86	-
MassMutual Transitions SelectSM	11.50	11.82	12.56	11.64	11.51	11.64	11.66	11.28	13.45	11.78	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Franklin Small Cap Value Securities Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account
		(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

ASSETS
Investments
Number of shares	5,388,462	513,677	980,007	486,444	653,210	363,805	292,964	533,119	659,050	1,898,588

Identified cost	$81,254,934	$11,365,390	$22,941,758	$12,411,585	$14,106,286	$11,521,218	$7,133,887	$8,787,340	$8,987,720	$27,749,360

Value	$90,472,283	$13,222,048	$26,087,790	$13,464,765	$17,930,620	$10,171,999	$8,132,675	$10,283,861	$10,314,135	$29,996,006
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	43,380	-	-	249	-	-	-	-	-	-

Total assets	90,515,663	13,222,048	26,087,790	13,465,014	17,930,620	10,171,999	8,132,675	10,283,861	10,314,135	29,996,006

LIABILITIES
Annuitant mortality fluctuation reserve	373	-	-	-	-	-	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	-	396	733	-	59,317	4,008	39,256	516	604	249

Total Liabilities	373	396	733	-	59,317	4,008	39,256	516	604	249

NET ASSETS	$90,515,290	$13,221,652	$26,087,057	$13,465,014	$17,871,303	$10,167,991	$8,093,419	$10,283,345	$10,313,531	$29,995,757

Net Assets:
Accumulation units - value	$90,500,055	$13,221,652	$26,087,057	$13,465,014	$17,871,303	$10,167,991	$8,093,419	$10,283,345	$10,313,531	$29,995,757
Annuity reserves	15,235	-	-	-	-	-	-	-	-	-

Net assets	$90,515,290	$13,221,652	$26,087,057	$13,465,014	$17,871,303	$10,167,991	$8,093,419	$10,283,345	$10,313,531	$29,995,757

Outstanding units
Contract owners	6,204,530	1,237,107	2,186,217	1,215,939	1,322,972	1,157,150	768,737	948,690	899,782	2,842,948

UNIT VALUE
Panorama Premier	$17.29	$10.69	$-	$11.20	$-	$8.86	$-	$9.34	$13.92	$9.64
Panorama Passage® (Note 1)
Tier 1	17.25	10.64	-	11.27	-	8.69	-	9.77	13.89	10.33
Tier 2	17.18	10.59	-	11.22	-	8.66	-	9.73	13.83	10.28
MassMutual Artistry	17.40	10.70	-	8.25	-	6.16	-	8.73	14.00	10.30
MassMutual Transitions® (Note 1)
Custom Plan	17.50	-	11.97	-	13.58	-	10.49	11.85	11.29	11.82
Package Plan I	17.50	-	11.97	-	13.58	-	10.49	11.85	11.29	11.82
Package Plan II	17.34	-	11.82	-	13.41	-	10.36	11.71	11.15	11.67
Package Plan III	17.23	-	11.71	-	13.29	-	10.27	11.60	11.05	11.56
MassMutual EvolutionSM (Note 1)
Tier 1	12.38	-	11.07	-	12.29	-	10.21	11.22	10.23	10.68
Tier 2	12.29	-	10.99	-	12.20	-	10.13	11.14	10.15	10.60
Tier 3	12.23	-	10.94	-	12.14	-	10.09	11.09	10.10	10.55
Tier 4	12.27	-	10.97	-	12.18	-	10.12	11.12	10.13	10.58
Tier 5	12.18	-	10.89	-	12.09	-	10.04	11.04	10.06	10.51
Tier 6	12.12	-	10.84	-	12.04	-	10.00	10.99	10.01	10.46
MassMutual Transitions SelectSM	12.79	-	11.59	-	13.26	-	11.71	12.10	13.12	11.21

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account
ASSETS

Investments
Number of shares	1,114,780	480,926	1,112,617	1,563,315	903,365	11,663,623	7,125,956	11,558,631	258,712	1,608,598

Identified cost	$5,837,738	$4,188,139	$23,349,510	$21,200,201	$6,217,378	$126,223,960	$71,312,920	$144,153,799	$964,618	$17,338,910

Value	$6,656,546	$4,689,948	$26,640,458	$24,012,513	$6,571,138	$123,284,496	$80,350,835	$140,520,085	$1,081,874	$19,384,172
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	271	-	-	-	169,344	96,622	337,762	-	9,179

Total assets	6,656,546	4,690,219	26,640,458	24,012,513	6,571,138	123,453,840	80,447,457	140,857,847	1,081,874	19,393,351

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	1,716	417	521	-	-
Payable to Massachusetts Mutual Life Insurance Company	38,341	-	34,087	16,432	1,377	-	-	-	60	-

Total Liabilities	38,341	-	34,087	16,432	1,377	1,716	417	521	60	-

NET ASSETS	$6,618,205	$4,690,219	$26,606,371	$23,996,081	$6,569,761	$123,452,124	$80,447,040	$140,857,326	$1,081,814	$19,393,351

Net Assets:
Accumulation units - value	$6,618,205	$4,690,219	$26,606,371	$23,996,081	$6,569,761	$123,381,234	$80,430,379	$140,839,024	$1,081,814	$19,393,351
Annuity reserves	-	-	-	-	-	70,890	16,661	18,302	-	-

Net assets	$6,618,205	$4,690,219	$26,606,371	$23,996,081	$6,569,761	$123,452,124	$80,447,040	$140,857,326	$1,081,814	$19,393,351

Outstanding units
Contract owners	634,163	400,588	2,525,208	2,229,995	681,087	11,734,912	6,610,044	12,686,181	204,265	1,449,940

UNIT VALUE
Panorama Premier	$5.51	$10.09	$8.75	$9.04	$8.01	$10.89	$10.79	$-	$3.91	$15.81
Panorama Passage® (Note 1)
Tier 1	5.48	10.05	9.83	9.50	7.85	10.86	10.74	13.41	3.89	14.43
Tier 2	5.46	10.01	9.79	9.46	7.81	10.81	10.69	13.36	3.88	14.37
MassMutual Artistry	5.61	13.80	10.12	8.32	5.84	10.95	10.84	12.98	3.98	13.33
MassMutual Transitions® (Note 1)
Custom Plan	11.69	11.88	12.33	11.80	10.49	11.02	13.14	11.57	-	12.51
Package Plan I	11.69	11.88	12.33	11.80	10.49	11.02	13.14	11.57	-	12.51
Package Plan II	11.55	11.73	12.18	11.65	10.36	10.91	12.98	11.43	-	12.36
Package Plan III	11.44	11.63	12.07	11.54	10.27	10.84	12.86	11.33	-	12.25
MassMutual EvolutionSM (Note 1)
Tier 1	10.59	10.86	11.12	10.75	10.13	10.17	11.18	10.18	10.70	10.79
Tier 2	10.51	10.78	11.04	10.67	10.05	10.10	11.10	10.10	10.62	10.71
Tier 3	10.46	10.73	10.99	10.63	10.01	10.05	11.05	10.06	10.57	10.66
Tier 4	10.49	10.76	11.02	10.66	10.04	10.08	11.09	10.09	10.60	10.69
Tier 5	10.41	10.69	10.94	10.58	9.96	10.01	11.00	10.01	10.53	10.61
Tier 6	10.37	10.64	10.89	10.53	9.92	9.96	10.95	9.97	10.48	10.56
MassMutual Transitions SelectSM	12.93	11.76	11.66	11.59	11.35	10.24	11.99	10.28	12.17	11.96

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account
ASSETS
Investments
Number of shares	4,375,663	2,018,223	1,753,385	2,988,476	4,626,379	1,858,856	6,925,931	8,242,373	19,709,930	3,246,629

Identified cost	$55,459,213	$28,372,603	$76,302,612	$46,761,718	$161,220,073	$20,395,264	$177,796,972	$68,668,190	$22,133,873	$60,324,832

Value	$64,475,743	$30,436,826	$86,599,669	$51,013,290	$178,208,123	$20,800,603	$231,187,725	$69,565,625	$28,973,597	$70,744,043
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	99,440	73,311	142,920	-	165,784	1,847	242,165	11,560	44,481	30,003

Total assets	64,575,183	30,510,137	86,742,589	51,013,290	178,373,907	20,802,450	231,429,890	69,577,185	29,018,078	70,774,046

LIABILITIES
Annuitant mortality fluctuation reserve	787	-	402	-	1,551	-	1,897	547	-	688
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	10,325	-	-	-	-	-	-

Total Liabilities	787	-	402	10,325	1,551	-	1,897	547	-	688

NET ASSETS	$64,574,396	$30,510,137	$86,742,187	$51,002,965	$178,372,356	$20,802,450	$231,427,993	$69,576,638	$29,018,078	$70,773,358

Net Assets:
Accumulation units - value	$64,540,976	$30,510,137	$86,726,036	$51,002,965	$178,306,699	$20,802,450	$231,351,654	$69,552,270	$29,018,078	$70,750,796
Annuity reserves	33,420	-	16,151	-	65,657	-	76,339	24,368	-	22,562

Net assets	$64,574,396	$30,510,137	$86,742,187	$51,002,965	$178,372,356	$20,802,450	$231,427,993	$69,576,638	$29,018,078	$70,773,358

Outstanding units
Contract owners	4,749,265	1,952,776	7,099,027	4,148,701	15,776,215	1,378,374	15,779,188	5,540,219	2,043,148	6,467,677

UNIT VALUE
Panorama Premier	$15.77	$17.94	$9.90	$12.15	$10.90	$15.09	$17.50	$12.27	$18.83	$9.67
Panorama Passage® (Note 1)
Tier 1	14.11	17.86	9.88	12.09	11.04	-	17.46	12.28	12.26	9.96
Tier 2	14.05	17.79	9.84	12.04	10.99	-	17.39	12.23	12.21	9.91
MassMutual Artistry	9.65	17.55	5.32	11.91	7.77	-	11.76	12.42	8.74	8.74
MassMutual Transitions® (Note 1)
Custom Plan	14.49	15.84	13.10	12.61	11.48	-	14.78	12.91	13.72	11.71
Package Plan I	14.49	15.84	13.10	12.61	11.48	-	14.78	12.91	13.72	11.71
Package Plan II	14.31	15.64	12.94	12.45	11.34	-	14.59	12.75	13.55	11.56
Package Plan III	14.18	15.50	12.82	12.34	11.24	-	14.46	12.63	13.43	11.46
MassMutual EvolutionSM (Note 1)
Tier 1	11.74	12.17	12.33	10.73	10.56	-	12.47	10.69	12.38	10.77
Tier 2	11.65	12.08	12.24	10.66	10.48	-	12.37	10.61	12.29	10.69
Tier 3	11.60	12.02	12.19	10.61	10.44	-	12.32	10.57	12.23	10.64
Tier 4	11.64	12.06	12.22	10.64	10.47	-	12.36	10.60	12.27	10.67
Tier 5	11.55	11.97	12.13	10.56	10.39	-	12.26	10.52	12.18	10.59
Tier 6	11.50	11.92	12.08	10.51	10.34	-	12.21	10.47	12.12	10.55
MassMutual Transitions SelectSM	13.53	13.41	13.35	11.38	11.54	-	13.95	10.66	13.88	11.67

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
ASSETS
Investments
Number of shares	37,100,965	37,207,918	1,081,180	1,903,412	-	1,728,096	3,906,940	6,758,472	3,786,960	6,588,089

Identified cost	$37,100,965	$183,634,397	$1,751,007	$2,322,585	$-	$21,222,943	$32,339,194	$142,163,807	$72,173,843	$90,132,402

Value	$37,100,965	$190,132,461	$2,129,924	$2,607,675	$-	$24,884,578	$37,584,765	$147,267,102	$96,756,828	$102,905,957
Dividends receivable	50,013	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	137,114	9,545	-	-	-	13,959	109,177	-	169,466

Total assets	37,150,978	190,269,575	2,139,469	2,607,675	-	24,884,578	37,598,724	147,376,279	96,756,828	103,075,423

LIABILITIES
Annuitant mortality fluctuation reserve	5,507	6,623	-	-	-	-	-	482	-	522
Payable to Massachusetts Mutual Life Insurance Company	15,463	-	-	135	-	2,672	-	-	90,858	-

Total Liabilities	20,970	6,623	-	135	-	2,672	-	482	90,858	522

NET ASSETS	$37,130,008	$190,262,952	$2,139,469	$2,607,540	$-	$24,881,906	$37,598,724	$147,375,797	$96,665,970	$103,074,901

Net Assets:
Accumulation units - value	$36,878,662	$189,980,681	$2,139,469	$2,607,540	$-	$24,881,906	$37,598,724	$147,356,571	$96,665,970	$103,054,101
Annuity reserves	251,346	282,271	-	-	-	-	-	19,226	-	20,800

Net assets	$37,130,008	$190,262,952	$2,139,469	$2,607,540	$-	$24,881,906	$37,598,724	$147,375,797	$96,665,970	$103,074,901

Outstanding units
Contract owners	3,492,446	15,494,240	178,977	205,061	-	1,820,949	3,144,919	12,329,720	5,950,501	8,179,250

UNIT VALUE
Panorama Premier	$12.43	$14.40	$12.75	$13.35	$-	$15.02	$13.40	$14.14	$23.10	$11.68
Panorama Passage® (Note 1)
Tier 1	10.81	14.25	8.88	10.29	-	15.23	13.37	14.11	17.34	11.91
Tier 2	10.76	14.19	8.84	10.25	-	15.17	13.31	14.05	17.27	11.86
MassMutual Artistry	10.59	13.90	8.69	9.65	-	12.86	13.48	14.22	13.39	10.69
MassMutual Transitions® (Note 1)
Custom Plan	10.20	13.25	-	-	-	13.66	11.94	12.23	14.64	12.96
Package Plan I	10.20	13.25	-	-	-	13.66	11.94	12.23	14.64	12.96
Package Plan II	10.08	13.09	-	-	-	13.49	11.79	12.08	14.46	12.80
Package Plan III	9.99	12.97	-	-	-	13.37	11.68	11.97	14.33	12.68
MassMutual EvolutionSM (Note 1)
Tier 1	10.07	10.72	-	-	-	11.16	10.74	11.05	-	11.94
Tier 2	9.99	10.64	-	-	-	11.07	10.66	10.97	-	11.85
Tier 3	9.95	10.59	-	-	-	11.02	10.61	10.92	-	11.80
Tier 4	9.98	10.62	-	-	-	11.06	10.64	10.95	-	11.83
Tier 5	9.90	10.55	-	-	-	10.98	10.56	10.87	-	11.75
Tier 6	9.86	10.50	-	-	-	10.93	10.52	10.82	-	11.69
MassMutual Transitions SelectSM	10.16	10.75	-	-	-	12.68	11.87	11.60	-	12.71

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account
Investment income
Dividends	$79,391	$-	$-	$1,174,725	$10,593,871	$2,611,370	$2,977,071	$181,143	$409,309	$126,610	$20,835

Expenses
Mortality and expense risk fees and administrative charges	62,676	156,722	79,068	672,721	1,268,987	1,115,339	1,648,521	95,434	1,783,599	358,305	32,431

Net investment income (loss)	16,715	(156,722)	(79,068)	502,004	9,324,884	1,496,031	1,328,550	85,709	(1,374,290)	(231,695)	(11,596)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	155,928	291,097	169,586	461,203	1,157,357	692,355	1,184,680	183,842	1,990,636	(185,394)	(72,564)
Change in net unrealized appreciation/depreciation of investments	107,491	881,952	(3,269)	1,103,392	(5,245,906)	6,733,258	5,946,270	142,678	24,615,183	1,996,171	237,046

Net gain (loss) on investments	263,419	1,173,049	166,317	1,564,595	(4,088,549)	7,425,613	7,130,950	326,520	26,605,819	1,810,777	164,482

Net increase (decrease) in net assets resulting from operations	280,134	1,016,327	87,249	2,066,599	5,236,335	8,921,644	8,459,500	412,229	25,231,529	1,579,082	152,886

Capital transactions:
Transfer of net premiums	623,689	1,424,956	551,052	4,824,299	53,666,167	18,765,844	26,692,777	1,142,339	63,797,389	2,938,919	56,358
Transfers due to death benefits	(26,966)	(33,387)	(11,745)	(404,886)	(378,622)	(1,086,341)	(710,211)	(10,795)	(1,233,812)	(407,026)	(28,420)
Transfers due to annuity benefit payments	-	-	(266)	-	(627)	(17,060)	(18,646)	-	(1,602)	-	-
Transfers due to withdrawal of funds	(407,677)	(729,271)	(381,297)	(3,168,614)	(4,299,633)	(4,022,386)	(5,557,607)	(464,355)	(6,168,183)	(1,645,402)	(280,557)
Transfers due to loans, net of repayments	(150)	(708)	(30)	(1,315)	(3,380)	(6,231)	(5,148)	(868)	(14,983)	(1,259)	(147)
Transfers due to cost of insurance	(12,951)	(28,196)	(17,392)	(83,406)	(338,763)	(238,874)	(362,546)	(21,434)	(412,069)	(64,601)	-
Transfers due to contingent deferred sales charges	(406)	(885)	(452)	(2,671)	(2,028)	(1,001)	(1,000)	(54)	(2,486)	(798)	(347)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	67	-	(2,818)	(38,358)	(61,692)	-	(9,858)	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(194,481)	449,642	(396,211)	(600,842)	3,055,147	9,491,997	7,405,660	637,573	9,988,770	(684,551)	(300,944)

Net increase (decrease) in net assets resulting from capital transactions	(18,942)	1,082,151	(256,274)	562,565	51,695,443	22,847,590	27,381,587	1,282,406	65,943,166	135,282	(554,057)

Total increase (decrease)	261,192	2,098,478	(169,025)	2,629,164	56,931,778	31,769,234	35,841,087	1,694,635	91,174,695	1,714,364	(401,171)

NET ASSETS, at beginning of the year	5,721,106	14,053,380	7,984,172	58,322,153	89,673,643	94,120,425	145,177,779	8,570,473	122,073,857	33,560,836	2,666,147

NET ASSETS, at end of the year	$5,982,298	$16,151,858	$7,815,147	$60,951,317	$146,605,421	$125,889,659	$181,018,866	$10,265,108	$213,248,552	$35,275,200	$2,264,976

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Franklin Small Cap Value Securities Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account
		(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment income
Dividends	$792,085	$293,027	$518,429	$27,884	$1,278	$139,758	$93,725	$54,545	$-	$815,571

Expenses
Mortality and expense risk fees and administrative charges	685,480	170,378	236,753	180,039	144,606	141,840	72,276	109,298	92,667	373,134

Net investment income (loss)	106,605	122,649	281,676	(152,155)	(143,328)	(2,082)	21,449	(54,753)	(92,667)	442,437

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	935,827	143,384	344,957	(202,477)	353,004	(1,220,960)	161,947	192,055	245,267	(594,980)
Change in net unrealized appreciation/depreciation of investments	4,111,027	548,894	1,017,791	1,757,292	1,497,256	1,626,493	174,938	459,304	340,532	1,128,273

Net gain (loss) on investments	5,046,854	692,278	1,362,748	1,554,815	1,850,260	405,533	336,885	651,359	585,799	533,293

Net increase (decrease) in net assets resulting from operations	5,153,459	814,927	1,644,424	1,402,660	1,706,932	403,451	358,334	596,606	493,132	975,730

Capital transactions:
Transfer of net premiums	45,796,300	256,744	3,021,563	256,011	2,059,171	159,381	903,180	769,438	1,061,368	2,201,184
Transfers due to death benefits	(288,579)	(93,165)	(136,731)	(189,513)	(78,463)	(164,992)	(24,544)	(45,987)	(49,264)	(262,029)
Transfers due to annuity benefit payments	(542)	-	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(1,626,697)	(731,388)	(851,688)	(1,342,147)	(388,460)	(926,722)	(215,409)	(454,667)	(243,981)	(1,950,842)
Transfers due to loans, net of repayments	335	(7,316)	-	783	-	1,851	-	(829)	-	(27,928)
Transfers due to cost of insurance	(236,843)	-	(64,736)	-	(34,953)	-	(16,083)	(17,136)	(21,272)	(23,521)
Transfers due to contingent deferred sales charges	(209)	(1,558)	-	(1,398)	-	(865)	-	(308)	(6)	(998)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(2,796)	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	5,237,386	(292,076)	(166,601)	(39,660)	2,286,794	(609,844)	116,425	(345,126)	198,584	(741,098)

Net increase (decrease) in net assets resulting from capital transactions	48,878,355	(868,759)	1,801,807	(1,315,924)	3,844,089	(1,541,191)	763,569	(94,615)	945,429	(805,232)

Total increase (decrease)	54,031,814	(53,832)	3,446,231	86,736	5,551,021	(1,137,740)	1,121,903	501,991	1,438,561	170,498

NET ASSETS, at beginning of the year	36,483,476	13,275,484	22,640,826	13,378,278	12,320,282	11,305,731	6,971,516	9,781,354	8,874,970	29,825,259

NET ASSETS, at end of the year	$90,515,290	$13,221,652	$26,087,057	$13,465,014	$17,871,303	$10,167,991	$8,093,419	$10,283,345	$10,313,531	$29,995,757

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account
Investment income
Dividends	$-	$288,594	$503,602	$335,313	$28,614	$4,543,636	$516,382	$5,661,622	$499	$983,828

Expenses
Mortality and expense risk fees and administrative charges	62,833	45,426	308,484	257,085	74,119	958,981	609,010	1,209,839	13,624	213,151

Net investment income (loss)	(62,833)	243,168	195,118	78,228	(45,505)	3,584,655	(92,628)	4,451,783	(13,125)	770,677

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	202,698	165,539	(15,329)	286,189	(124,182)	76,501	630,872	(32,717)	84,092	833,919
Change in net unrealized appreciation/depreciation of investments	(105,340)	(209,801)	344,650	414,058	396,282	(3,276,952)	4,322,324	(3,020,507)	(52,167)	(1,874,105)

Net gain (loss) on investments	97,358	(44,262)	329,321	700,247	272,100	(3,200,451)	4,953,196	(3,053,224)	31,925	(1,040,186)

Net increase (decrease) in net assets resulting from operations	34,525	198,906	524,439	778,475	226,595	384,204	4,860,568	1,398,559	18,800	(269,509)

Capital transactions:
Transfer of net premiums	740,150	262,659	2,879,887	1,782,390	370,167	68,476,413	40,574,104	51,302,964	195,031	1,709,001
Transfers due to death benefits	(88,559)	(11,749)	(125,609)	(102,681)	(34,365)	(507,478)	(172,484)	(1,845,331)	-	(139,829)
Transfers due to annuity benefit payments	-	-	-	-	-	(3,465)	(587)	(646)	-	-
Transfers due to withdrawal of funds	(172,171)	(195,898)	(1,517,227)	(1,220,309)	(411,028)	(3,214,833)	(1,869,056)	(4,428,486)	(186,096)	(869,612)
Transfers due to loans, net of repayments	513	-	(8,350)	1,615	215	(2,044)	538	(7,404)	-	(1,574)
Transfers due to cost of insurance	(10,342)	(10,234)	(27,439)	(39,054)	(10,731)	(327,256)	(220,828)	(354,967)	(140)	(28,766)
Transfers due to contingent deferred sales charges	(147)	(215)	(589)	(1,067)	(128)	(282)	(1,063)	(831)	(102)	(1,463)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	(13,693)	(2,761)	(931)	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(38,791)	(272,195)	(596,929)	(738,171)	(29,273)	9,793,657	3,184,637	6,294,661	62,738	(259,169)

Net increase (decrease) in net assets resulting from capital transactions	430,653	(227,632)	603,744	(317,277)	(115,143)	74,201,019	41,492,500	50,959,029	71,431	408,588

Total increase (decrease)	465,178	(28,726)	1,128,183	461,198	111,452	74,585,223	46,353,068	52,357,588	90,231	139,079

NET ASSETS, at beginning of the year	6,153,027	4,718,945	25,478,188	23,534,883	6,458,309	48,866,901	34,093,972	88,499,738	991,583	19,254,272

NET ASSETS, at end of the year	$6,618,205	$4,690,219	$26,606,371	$23,996,081	$6,569,761	$123,452,124	$80,447,040	$140,857,326	$1,081,814	$19,393,351

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account
Investment income
Dividends	$-	$3,197,338	$-	$2,458,473	$1,066,322	$1,136,459	$1,643,470	$4,157,533	$206,005	$909,831

Expenses
Mortality and expense risk fees and administrative charges	475,143	263,619	690,647	528,008	1,517,495	286,331	1,968,840	689,186	262,652	755,395

Net investment income (loss)	(475,143)	2,933,719	(690,647)	1,930,465	(451,173)	850,128	(325,370)	3,468,347	(56,647)	154,436

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	646,443	735,981	(720,661)	843,428	389,855	99,770	2,672,156	647,153	959,184	263,118
Change in net unrealized appreciation/depreciation of investments	5,126,326	(950,468)	8,437,664	(1,411,199)	7,029,304	(684,284)	23,316,343	(3,236,698)	2,306,360	2,891,196

Net gain (loss) on investments	5,772,769	(214,487)	7,717,003	(567,771)	7,419,159	(584,514)	25,988,499	(2,589,545)	3,265,544	3,154,314

Net increase (decrease) in net assets resulting from operations	5,297,626	2,719,232	7,026,356	1,362,694	6,967,986	265,614	25,663,129	878,802	3,208,897	3,308,750

Capital transactions:
Transfer of net premiums	36,853,435	4,427,417	44,408,218	5,919,559	65,739,832	347,222	60,895,865	9,463,221	3,121,101	4,717,427
Transfers due to death benefits	(236,046)	(86,822)	(186,845)	(309,969)	(853,435)	(41,416)	(894,861)	(357,829)	(112,214)	(379,346)
Transfers due to annuity benefit payments	(1,109)	-	(556)	-	(2,191)	-	(2,947)	(829)	-	(1,542)
Transfers due to withdrawal of funds	(1,458,758)	(1,047,277)	(2,484,278)	(2,296,426)	(4,718,720)	(2,079,892)	(6,930,570)	(3,554,984)	(1,246,855)	(3,854,171)
Transfers due to loans, net of repayments	(792)	22	(11,577)	(1,314)	(3,667)	-	(21,050)	183	(3,244)	(6,918)
Transfers due to cost of insurance	(184,642)	(53,427)	(218,118)	(80,845)	(424,527)	-	(434,535)	(113,748)	(42,034)	(119,342)
Transfers due to contingent deferred sales charges	(648)	(127)	(1,029)	(1,069)	(2,045)	(1,721)	(2,325)	(1,143)	(570)	(1,920)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(7,211)	-	(2,764)	-	(13,989)	-	(13,275)	(6,126)	-	359
Transfers between Sub-Accounts and to/from Fixed Account	204,931	892,570	1,230,350	2,099,918	3,385,629	(412,755)	5,075,121	910,248	1,821,265	(416,352)

Net increase (decrease) in net assets resulting from capital transactions	35,169,160	4,132,356	42,733,401	5,329,854	63,106,887	(2,188,562)	57,671,423	6,338,993	3,537,449	(61,805)

Total increase (decrease)	40,466,786	6,851,588	49,759,757	6,692,548	70,074,873	(1,922,948)	83,334,552	7,217,795	6,746,346	3,246,945

NET ASSETS, at beginning of the year	24,107,610	23,658,549	36,982,430	44,310,417	108,297,483	22,725,398	148,093,441	62,358,843	22,271,732	67,526,413

NET ASSETS, at end of the year	$64,574,396	$30,510,137	$86,742,187	$51,002,965	$178,372,356	$20,802,450	$231,427,993	$69,576,638	$29,018,078	$70,773,358

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Investment income
Dividends	$1,029,442	$5,551,540	$38,524	$81,682	$153,838	$766,766	$38,892	$8,274,419	$5,304,476	$703,103

Expenses
Mortality and expense risk fees and administrative charges	407,281	1,650,410	31,383	40,659	36,627	235,232	333,177	1,185,375	969,399	759,389

Net investment income (loss)	622,161	3,901,130	7,141	41,023	117,211	531,534	(294,285)	7,089,044	4,335,077	(56,286)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	-	747,252	(98,030)	(67,489)	963,521	662,584	509,043	914,733	2,928,646	806,645
Change in net unrealized appreciation/depreciation of investments	-	(2,139,641)	189,858	100,838	(1,039,380)	(346,560)	1,619,807	(4,187,006)	4,332,761	6,486,261

Net gain (loss) on investments	-	(1,392,389)	91,828	33,349	(75,859)	316,024	2,128,850	(3,272,273)	7,261,407	7,292,906

Net increase (decrease) in net assets resulting from operations	622,161	2,508,741	98,969	74,372	41,352	847,558	1,834,565	3,816,771	11,596,484	7,236,620

Capital transactions:
Transfer of net premiums	14,816,086	72,583,102	51,323	28,474	466,504	3,112,288	4,335,667	59,782,174	2,026,695	55,535,271
Transfers due to death benefits	(209,974)	(1,010,480)	(41,663)	(89,312)	-	(138,021)	(207,620)	(579,342)	(362,060)	(247,670)
Transfers due to annuity benefit payments	(6,694)	(17,764)	-	-	-	-	-	(676)	-	(704)
Transfers due to withdrawal of funds	(5,348,808)	(6,451,042)	(439,983)	(600,638)	(101,441)	(611,353)	(1,060,912)	(3,253,299)	(4,577,438)	(2,222,769)
Transfers due to loans, net of repayments	(9,814)	(4,186)	4,322	(125)	(863)	(1,776)	(254)	(4,168)	(981)	1,617
Transfers due to cost of insurance	(52,521)	(416,103)	-	-	(6,800)	(42,418)	(80,718)	(371,068)	(136,657)	(286,580)
Transfers due to contingent deferred sales charges	(2,034)	(2,565)	(157)	(448)	(66)	(392)	(52)	(303)	(3,078)	(354)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(67,826)	(61,652)	-	-	-	-	-	(3,145)	-	(3,439)
Transfers between Sub-Accounts and to/from Fixed Account	(6,040,109)	11,283,580	(333,095)	(242,683)	(6,201,952)	251,967	1,699,095	9,177,707	(236,905)	4,013,906

Net increase (decrease) in net assets resulting from capital transactions	3,078,306	75,902,890	(759,253)	(904,732)	(5,844,618)	2,570,295	4,685,206	64,747,880	(3,290,424)	56,789,278

Total increase (decrease)	3,700,467	78,411,631	(660,284)	(830,360)	(5,803,266)	3,417,853	6,519,771	68,564,651	8,306,060	64,025,898

NET ASSETS, at beginning of the year	33,429,541	111,851,321	2,799,753	3,437,900	5,803,266	21,464,053	31,078,953	78,811,146	88,359,910	39,049,003

NET ASSETS, at end of the year	$37,130,008	$190,262,952	$2,139,469	$2,607,540	$-	$24,881,906	$37,598,724	$147,375,797	$96,665,970	$103,074,901

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account
Investment income
Dividends	$625,798	$973,704	$1,624,207	$1,101,578	$140,460	$235,140	$36,566	$12,851	$26,175	$39,576	$-

Expenses
Mortality and expense risk fees and administrative charges	559,605	704,979	601,245	887,962	63,341	960,640	297,051	37,520	172,797	55,134	130,608

Net investment income (loss)	66,193	268,725	1,022,962	213,616	77,119	(725,500)	(260,485)	(24,669)	(146,622)	(15,558)	(130,608)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(109,937)	449,004	186,184	221,424	128,107	(168,022)	(765,753)	(237,658)	172,791	74,007	42,349
Change in net unrealized appreciation/depreciation of investments	5,833,745	8,218,204	4,137,651	9,635,781	309,668	14,107,039	1,845,990	408,367	4,512,260	301,851	848,337

Net gain (loss) on investments	5,723,808	8,667,208	4,323,835	9,857,205	437,775	13,939,017	1,080,237	170,709	4,685,051	375,858	890,686

Net increase (decrease) in net assets resulting from operations	5,790,001	8,935,933	5,346,797	10,070,821	514,894	13,213,517	819,752	146,040	4,538,429	360,300	760,078

Capital transactions:
Transfer of net premiums	11,421,754	28,338,816	43,311,378	73,730,013	3,026,113	39,600,614	10,836,096	100,886	21,463,583	1,269,786	3,516,861
Transfers due to death benefits	(328,679)	(430,303)	(132,503)	(249,139)	(5,342)	(340,903)	(32,288)	(55,079)	(159,636)	(4,930)	(75,710)
Transfers due to annuity benefit payments	-	-	(1,674)	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(1,788,350)	(2,157,227)	(1,723,826)	(2,867,681)	(164,352)	(3,349,924)	(1,299,448)	(217,819)	(311,018)	(206,229)	(533,264)
Transfers due to loans, net of repayments	778	(7,912)	(4,754)	(4,947)	1,715	(3,443)	178	573	(689)	134	(1,880)
Transfers due to cost of insurance	(75,864)	(161,859)	(200,474)	(317,710)	(18,372)	(201,669)	(62,418)	-	(76,104)	(11,625)	(24,172)
Transfers due to administrative and contingent deferred sales charges	(2,584)	(2,060)	(838)	(742)	(70)	(2,082)	(950)	(348)	(96)	(431)	(953)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	(11,943)	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	2,836,582	6,069,307	17,889,434	22,232,401	1,008,910	9,501,121	2,531,472	(158,422)	5,206,470	267,119	1,183,462

Net increase (decrease) in net assets resulting from capital transactions	12,063,637	31,648,762	59,124,800	92,522,195	3,848,602	45,203,714	11,972,642	(330,209)	26,122,510	1,313,824	4,064,344

Total increase (decrease)	17,853,638	40,584,695	64,471,597	102,593,016	4,363,496	58,417,231	12,792,394	(184,169)	30,660,939	1,674,124	4,824,422

NET ASSETS, at beginning of the year	40,468,515	49,088,948	29,648,828	42,584,763	4,206,977	63,656,626	20,768,442	2,850,316	5,822,537	4,046,982	9,228,958

NET ASSETS, at end of the year	$58,322,153	$89,673,643	$94,120,425	$145,177,779	$8,570,473	$122,073,857	$33,560,836	$2,666,147	$36,483,476	$5,721,106	$14,053,380

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	INVESCO Technology Sub-Account	Janus Aspen Balanced (Institutional) Sub-Account	Janus Aspen Balanced (Service) Sub-Account	Janus Aspen Capital Appreciation (Institutional) Sub-Account	Janus Aspen Capital Appreciation (Service) Sub-Account	Janus Aspen Worldwide Growth (Institutional) Sub-Account	Janus Aspen Worldwide Growth (Service) Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account
Investment income
Dividends	$-	$288,749	$463,089	$31,329	$2,874	$114,364	$57,100	$49,880	$-	$736,259

Expenses
Mortality and expense risk fees and administrative charges	68,693	173,359	179,220	172,847	86,719	158,397	53,327	92,951	54,395	333,076

Net investment income (loss)	(68,693)	115,390	283,869	(141,518)	(83,845)	(44,033)	3,773	(43,071)	(54,395)	403,183

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(117,477)	(1,337)	199,582	(658,218)	179,407	(1,203,465)	90,022	(34,494)	31,911	(987,775)
Change in net unrealized appreciation/depreciation of investments	520,915	767,010	970,536	2,744,947	1,502,642	1,596,890	193,609	957,068	613,352	2,569,152

Net gain (loss) on investments	403,438	765,673	1,170,118	2,086,729	1,682,049	393,425	283,631	922,574	645,263	1,581,377

Net increase (decrease) in net assets resulting from operations	334,745	881,063	1,453,987	1,945,211	1,598,204	349,392	287,404	879,503	590,868	1,984,560

Capital transactions:
Transfer of net premiums	2,371,795	517,991	5,770,664	234,762	3,153,914	284,135	2,300,038	1,669,796	4,296,244	5,991,795
Transfers due to death benefits	(110,519)	(29,787)	(65,777)	(109,028)	(12,033)	(106,741)	(76,536)	(54,141)	-	(420,145)
Transfers due to annuity benefit payments	(272)	-	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(222,392)	(454,209)	(677,555)	(834,573)	(188,123)	(724,700)	(92,070)	(242,250)	(165,394)	(1,427,456)
Transfers due to loans, net of repayments	(1,727)	(2,850)	-	(1,771)	-	615	-	5	-	(17,276)
Transfers due to cost of insurance	(17,391)	-	(59,344)	-	(26,156)	-	(15,808)	(16,462)	(19,894)	(21,989)
Transfers due to administrative and contingent deferred sales charges	(510)	(1,795)	-	(1,222)	-	(933)	-	(298)	(49)	(862)
Transfers due to net charge (credit) to annuitant mortality fluctuation	68	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	557,466	(1,016,056)	190,018	(548,242)	383,535	(890,393)	244,899	439,324	991,486	(21,017)

Net increase (decrease) in net assets resulting from capital transactions	2,576,518	(986,706)	5,158,006	(1,260,074)	3,311,137	(1,438,017)	2,360,523	1,795,974	5,102,393	4,083,050

Total increase (decrease)	2,911,263	(105,643)	6,611,993	685,137	4,909,341	(1,088,625)	2,647,927	2,675,477	5,693,261	6,067,610

NET ASSETS, at beginning of the year	5,072,909	13,381,127	16,028,833	12,693,141	7,410,941	12,394,356	4,323,589	7,105,877	3,181,709	23,757,649

NET ASSETS, at end of the year	$7,984,172	$13,275,484	$22,640,826	$13,378,278	$12,320,282	$11,305,731	$6,971,516	$9,781,354	$8,874,970	$29,825,259

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account
Investment income
Dividends	$-	$62,440	$484,572	$371,038	$29,087	$1,485,776	$235,550	$3,523,140	$5,797	$374,553

Expenses
Mortality and expense risk fees and administrative charges	43,851	42,144	252,045	218,212	60,334	282,641	242,461	722,881	12,619	171,942

Net investment income (loss)	(43,851)	20,296	232,527	152,826	(31,247)	1,203,135	(6,911)	2,800,259	(6,822)	202,611

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	97,597	60,930	(860,599)	(593,019)	(364,725)	17,174	162,620	41,793	104,528	306,528
Change in net unrealized appreciation/depreciation of investments	618,890	304,377	3,690,570	2,232,397	630,409	227,693	2,509,037	(425,738)	(8,566)	1,910,576

Net gain (loss) on investments	716,487	365,307	2,829,971	1,639,378	265,684	244,867	2,671,657	(383,945)	95,962	2,217,104

Net increase (decrease) in net assets resulting from operations	672,636	385,603	3,062,498	1,792,204	234,437	1,448,002	2,664,746	2,416,314	89,140	2,419,715

Capital transactions:
Transfer of net premiums	2,333,369	1,153,171	5,030,285	5,907,360	1,605,106	27,835,921	14,663,718	27,829,191	61,226	4,247,168
Transfers due to death benefits	(61,605)	(3,234)	(131,030)	(56,117)	(14,469)	(101,185)	(172,616)	(225,150)	-	(98,960)
Transfers due to annuity benefit payments	-	-	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(154,940)	(878,680)	(1,744,401)	(801,158)	(210,203)	(799,096)	(840,374)	(3,269,147)	(99,069)	(682,355)
Transfers due to loans, net of repayments	(1,573)	-	(31,445)	(3,277)	(3,073)	(3,862)	(1,945)	(5,347)	-	(2,534)
Transfers due to cost of insurance	(11,431)	(9,985)	(22,407)	(38,587)	(10,497)	(97,219)	(70,473)	(194,884)	(106)	(25,486)
Transfers due to administrative and contingent deferred sales charges	(143)	(200)	(614)	(1,082)	(146)	(111)	(1,096)	(981)	(106)	(1,421)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	478,343	267,164	1,161,987	1,075,667	217,231	9,728,314	2,289,030	6,588,048	(109,830)	941,762

Net increase (decrease) in net assets resulting from capital transactions	2,582,020	528,236	4,262,375	6,082,806	1,583,949	36,562,762	15,866,244	30,721,730	(147,885)	4,378,174

Total increase (decrease)	3,254,656	913,839	7,324,873	7,875,010	1,818,386	38,010,764	18,530,990	33,138,044	(58,745)	6,797,889

NET ASSETS, at beginning of the year	2,898,371	3,805,106	18,153,315	15,659,873	4,639,923	10,856,137	15,562,982	55,361,694	1,050,328	12,456,383

NET ASSETS, at end of the year	$6,153,027	$4,718,945	$25,478,188	$23,534,883	$6,458,309	$48,866,901	$34,093,972	$88,499,738	$991,583	$19,254,272

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account
Investment income
Dividends	$-	$1,600,249	$-	$288,819	$1,164,718	$194,313	$935,048	$2,498,012	$194,553	$448,500

Expenses
Mortality and expense risk fees and administrative charges	169,008	151,756	280,127	372,904	321,185	821,021	1,031,779	498,690	171,980	657,164

Net investment income (loss)	(169,008)	1,448,493	(280,127)	(84,085)	843,533	(626,708)	(96,731)	1,999,322	22,573	(208,664)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(45,977)	304,820	(1,347,629)	94,842	(66,174)	(313,139)	260,231	560,744	(243,970)	(452,759)
Change in net unrealized appreciation/depreciation of investments	2,672,916	1,431,206	6,379,224	3,389,827	172,270	6,824,487	20,064,593	1,245,917	3,254,824	5,614,521

Net gain (loss) on investments	2,626,939	1,736,026	5,031,595	3,484,669	106,096	6,511,348	20,324,824	1,806,661	3,010,854	5,161,762

Net increase (decrease) in net assets resulting from operations	2,457,931	3,184,519	4,751,468	3,400,584	949,629	5,884,640	20,228,093	3,805,983	3,033,427	4,953,098

Capital transactions:
Transfer of net premiums	10,879,930	9,931,048	15,295,856	11,790,285	833,669	43,684,120	56,446,093	19,218,282	7,376,214	13,019,742
Transfers due to death benefits	(10,297)	(53,231)	(164,539)	(200,468)	(567,112)	(394,014)	(384,668)	(154,409)	(104,694)	(427,772)
Transfers due to annuity benefit payments	-	-	-	-	-	-	(846)	-	-	(1,504)
Transfers due to withdrawal of funds	(750,370)	(427,914)	(1,073,059)	(1,452,192)	(1,483,345)	(2,383,975)	(3,122,304)	(1,950,718)	(483,722)	(2,291,488)
Transfers due to loans, net of repayments	(212)	-	(6,784)	(1,705)	-	(3,700)	(12,957)	(1,253)	(966)	(3,030)
Transfers due to cost of insurance	(44,194)	(47,613)	(54,515)	(70,331)	-	(206,585)	(248,329)	(105,390)	(34,891)	(107,757)
Transfers due to administrative and contingent deferred sales charges	(614)	(106)	(949)	(1,072)	(1,849)	(2,483)	(1,943)	(1,424)	(448)	(2,318)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	-	157	-	-	337
Transfers between Sub-Accounts and to/from Fixed Account	686,325	1,102,750	1,437,655	5,800,666	(3,031,001)	7,725,158	10,899,540	5,431,671	1,393,746	3,163,295

Net increase (decrease) in net assets resulting from capital transactions	10,760,568	10,504,934	15,433,665	15,865,183	(4,249,638)	48,418,521	63,574,743	22,436,759	8,145,239	13,349,505

Total increase (decrease)	13,218,499	13,689,453	20,185,133	19,265,767	(3,300,009)	54,303,161	83,802,836	26,242,742	11,178,666	18,302,603

NET ASSETS, at beginning of the year	10,889,111	9,969,096	16,797,297	25,044,650	26,025,407	53,994,322	64,290,605	36,116,101	11,093,066	49,223,810

NET ASSETS, at end of the year	$24,107,610	$23,658,549	$36,982,430	$44,310,417	$22,725,398	$108,297,483	$148,093,441	$62,358,843	$22,271,732	$67,526,413

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Investment income
Dividends	$316,669	$3,259,285	$29,702	$75,995	$86,946	$53,296	$164,279	$2,325,547	$-	$235,876

Expenses
Mortality and expense risk fees and administrative charges	371,346	858,375	36,891	49,478	41,593	149,759	200,717	464,200	836,786	253,346

Net investment income (loss)	(54,677)	2,400,910	(7,189)	26,517	45,353	(96,463)	(36,438)	1,861,347	(836,786)	(17,470)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	-	266,047	(64,026)	(92,580)	57,937	137,232	65,554	147,373	975,000	9,449
Change in net unrealized appreciation/depreciation of investments	-	4,134,393	271,120	327,302	680,657	2,651,034	2,004,342	5,565,212	12,240,466	4,669,140

Net gain (loss) on investments	-	4,400,440	207,094	234,722	738,594	2,788,266	2,069,896	5,712,585	13,215,466	4,678,589

Net increase (decrease) in net assets resulting from operations	(54,677)	6,801,350	199,905	261,239	783,947	2,691,803	2,033,458	7,573,932	12,378,680	4,661,119

Capital transactions:
Transfer of net premiums	27,328,023	43,253,257	77,574	34,886	2,026,210	8,309,285	12,686,275	35,155,117	13,656,703	17,015,430
Transfers due to death benefits	(546,077)	(325,565)	(3,639)	(68,825)	-	(89,829)	(114,352)	(200,194)	(475,352)	(42,929)
Transfers due to annuity benefit payments	-	-	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(6,687,979)	(3,272,906)	(189,416)	(332,738)	(107,802)	(611,719)	(411,955)	(1,199,657)	(3,161,905)	(744,919)
Transfers due to loans, net of repayments	(24,136)	(3,733)	1,158	-	(1,167)	(1,151)	751	694	(3,690)	(8,399)
Transfers due to cost of insurance	(69,423)	(199,946)	-	-	(11,732)	(40,450)	(72,363)	(169,493)	(123,977)	(77,849)
Transfers due to administrative and contingent deferred sales charges	(2,650)	(2,621)	(415)	(523)	(90)	(373)	(20)	(178)	(2,926)	(356)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	-	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(16,384,640)	9,691,377	(28,983)	(185,617)	588,497	2,079,502	4,150,094	9,465,742	5,441,478	3,278,858

Net increase (decrease) in net assets resulting from capital transactions	3,613,118	49,139,863	(143,721)	(552,817)	2,493,916	9,645,265	16,238,430	43,052,031	15,330,331	19,419,836

Total increase (decrease)	3,558,441	55,941,213	56,184	(291,578)	3,277,863	12,337,068	18,271,888	50,625,963	27,709,011	24,080,955

NET ASSETS, at beginning of the year	29,871,100	55,910,108	2,743,569	3,729,478	2,525,403	9,126,985	12,807,065	28,185,183	60,650,899	14,968,048

NET ASSETS, at end of the year	$33,429,541	$111,851,321	$2,799,753	$3,437,900	$5,803,266	$21,464,053	$31,078,953	$78,811,146	$88,359,910	$39,049,003

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 4 (“Separate Account 4”) is a separate investment account established on July 9, 1998.

Massachusetts Mutual Life Insurance Company (“MassMutual”) maintains six segments within Separate Account 4, they are: Panorama Premier Segment, Panorama Passage® Segment, MassMutual Artistry Segment, MassMutual Transitions® Segment, MassMutual EvolutionSM Segment and MassMutual Transitions SelectSM Segment.

Panorama Passage® Segment contracts may have one of two mortality and expense risk charges calculated on the daily value of the assets invested. Tier One is contracts issued prior to May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.34%, on an annual basis, of the daily net asset value. Tier Two is contracts issued on or after May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.50%, on an annual basis, of the daily net asset value.

MassMutual Transitions® Segment contracts are available in two versions: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package Plan I, Transitions Package Plan II, and Transitions Package Plan III. The Transitions Custom Plan and the Transition Package Plans have one of four expense charges calculated as a percentage of daily average account value. These expense charges all include a mortality and expense risk charge and an administrative charge and may include a charge for an elected feature on the Transitions Custom Plan only. The Transitions Custom Plan has a mortality and expense risk charge of 0.80%, an administrative charge of 0.15%, and expense charges on various elected features: Basic Death Benefit (0.00%), Basic Death Benefit with 5% roll-up feature (0.40%), Basic Death Benefit with Annual Ratchet feature (0.25%), Nursing Home waiver (0.05%), Earnings Enhancement Benefit (0.15%-0.30%) or 15% Cumulative to 30% Free Withdrawal (0.15%). The administrative expense charge for Transitions Package Plan I, II and III is 0.15%. The mortality and expense risk charge is 0.80%, 1.15% and 1.40% for the Transitions Package Plan I, II and III, respectively.

MassMutual EvolutionSM Segment contracts may have one of six expense charges calculated on the daily value of the assets invested. These expense charges all include a mortality and expense risk charge (1.50%), an administrative charge (0.15%) and may include a charge for an elected feature. The six expense charges vary depending on which feature or combinations of features have been chosen. These features are Basic Death Benefit (0.00%), Annual Ratchet Death Benefit (0.40%), Guaranteed Minimum Income Benefit (GMIB) (0.65%) or Guaranteed Minimum Accumulation Benefit (GMAB) (0.40%). Tier 1 is contracts with an election of Basic Death Benefit; Tier 2 is contracts with an election of Basic Death Benefit and GMAB; Tier 3 is contracts with an election of Basic Death Benefit and GMIB; Tier 4 is contracts with an election of Annual Ratchet Death Benefit; Tier 5 is contracts with an election of Annual Ratchet Death Benefit and GMAB; Tier 6 is contracts with an election of Annual Ratchet Death Benefit and GMIB.

Separate Account 4 is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account 4 are clearly identified and distinguished from MassMutual’s other assets and liabilities. Separate Account 4 assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT 4’S ASSETS

Separate Account 4 consists of fifty sub-accounts which invest in the following mutual funds of the same name:

AIM Variable Investment Funds (“AIM V.I.”), (prior to May 1, 2004, known as INVESCO Variable Investment Funds, Inc.), is an open-end, diversified, management company registered under the 1940 Act with three of its Funds available to Separate Account 4 participants: AIM V.I. Financial Services Fund (Series I Shares) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund), AIM V.I. Global Health Care Fund (prior to July 1, 2005, known as AIM V.I. Health Sciences Fund) (Series I Shares) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences

Notes To Financial Statements (Continued)

Fund) and AIM V.I. Technology Fund (Series I Shares) (prior to October 15, 2004 known as INVESCO VIF-Technology Fund). A I M Advisors, Inc. is the investment adviser to the Funds (prior to May 1, 2004, INVESCO Funds Group, Inc. was the Fund’s adviser and prior to October 1, 2004, INVESCO Institutional (N.A.), Inc., was sub-adviser to the Funds).

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account 4 participants: American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Investment Management, Inc. is the investment adviser to these Funds.

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account 4 participants: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to these Funds.

Calvert Variable Series, Inc. (“Calvert”) is a management investment company consisting of separate portfolios of investments. One of its Portfolios is available to Separate Account 4 participants: Calvert Social Balanced Portfolio. Calvert Asset Management Company, Inc. is the investment adviser to the Portfolio. New Amsterdam Partners LLC and SSgA Funds Management, Inc. are the investment sub-advisers to the Portfolio. Prior to June 30, 2004, Brown Capital Management, Inc. was the Portfolio sub-adviser along with SSgA Funds Management, Inc.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account 4 participants: Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity® VIP Growth Portfolio (Service Class) and Fidelity® VIP Growth Opportunities Portfolio (Service Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account 4 participants: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account 4 participants: Janus Aspen Balanced Portfolio (Institutional and Service Classes), Janus Aspen Forty Portfolio (Institutional and Service Classes) (prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio) and Janus Aspen Worldwide Growth Portfolio (Institutional and Service Classes). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with two of its separate Series of shares available to Separate Account 4 participants: MFS® Investors Trust Series and MFS® New Discovery Series. Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all six of its separate series (“MML Trust Funds”) available to Separate Account 4 participants: MML Emerging Growth Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund. MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub- adviser to the MML Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial Services Company served as sub-

Notes To Financial Statements (Continued)

advisor to the Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to MML Large Cap Value Fund. MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser to a portion of the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with seven of its eight separate series (“MML II Trust Funds”) available to Separate Account 4 participants: MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Small Cap Equity Fund, and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), (prior to August 6, 2004 the sub-adviser was called David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each serve as investment sub-adviser to a portion of the MML Equity Fund. (Effective January 27, 2006, OppenheimerFunds, Inc. replaced Babson Capital Management LLC as the co-sub-adviser to the MML Equity Fund.)

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to Separate Account 4 participants: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Balanced Fund/VA (prior to May 1, 2004, this fund was called Oppenheimer Multiple Strategies Fund/VA), Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA (prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA), Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer Money Fund/VA, and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account 4 participants: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Fund/Portfolios.

Scudder Investment VIT Funds (“Scudder Investment”) (effective February 6, 2006, renamed DWS VIT Funds), is an investment company registered under the 1940 Act with one of its Funds available to Separate Account 4 participants: Scudder VIT Small Cap Index Fund (effective February 6, 2006, renamed DWS Small Cap Index VIP). Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A. serves as the investment sub-adviser to the Fund.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with three of its Portfolios available to Separate Account 4 participants: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

In addition to the fifty sub-accounts, some contract owners may also allocate funds to the Fixed Account which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account 4 in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to has “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value per share of each of the respective underlying Funds/Portfolios which value their investment securities at fair value.

Notes To Financial Statements (Continued)

B.	Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-accounts.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 4 is part of MassMutual’s total operations and is not taxed separately. Separate Account 4 will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on Separate Account 4’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 4.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loan

If the certificate is a tax-sheltered annuity (“TSA”), the participants may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, Separate Account 4 transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Separate Account 4 by an equal amount.

G.	Annuitant Mortality Fluctuation

Separate Account 4 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MassMutual are then made quarterly to adjust Separate Account 4. Net transfers from Separate Account 4 to MassMutual totaled $277,890 and $9,911 for the years ended December 31, 2005 and 2004, respectively. The reserve is subject to a maximum of 3% of Separate Account 4’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the Annuity 2000 table.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the certificates pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 4. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the certificates.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the certificates are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for its actions as underwriter of the certificates.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and Separate Account 4.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	Janus Aspen Balanced Sub-Account

													(Institutional)
Cost of purchases	$978,011	$2,988,021	$1,715,831	$7,057,302	$68,159,405	$29,794,506	$35,439,833	$3,008,747	$74,044,107	$4,318,964	$209,173	$52,385,172	$968,309
Proceeds from sales	(982,675)	(2,016,826)	(2,060,924)	(5,965,143)	(7,006,491)	(5,372,799)	(6,378,541)	(1,634,226)	(9,321,297)	(4,417,921)	(786,052)	(3,430,781)	(1,713,374)

	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account
	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Cost of purchases	$4,408,152	$955,258	$4,874,813	$478,708	$1,547,024	$1,267,052	$1,819,617	$3,267,346	$1,376,384	$697,258	$4,541,121	$2,856,489	$1,608,214
Proceeds from sales	(2,337,765)	(2,429,070)	(1,108,781)	(2,030,765)	(713,568)	(1,408,029)	(977,650)	(3,637,555)	(818,040)	(682,162)	(3,695,753)	(3,078,489)	(1,767,928)

	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Cost of purchases	$82,371,554	$44,013,315	$62,953,194	$457,323	$4,230,150	$37,306,486	$9,430,252	$46,326,762	$12,708,028	$70,160,317	$1,926,190	$67,470,677	$20,068,391
Proceeds from sales	(4,403,668)	(2,677,152)	(7,623,226)	(399,052)	(3,073,110)	(2,785,781)	(2,435,405)	(4,451,098)	(5,401,846)	(7,432,814)	(3,267,139)	(10,148,603)	(10,225,018)

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Cost of purchases	$6,389,328	$6,991,658	$37,299,014	$87,345,086	$116,610	$174,165	$1,673,903	$5,223,459	$6,653,941	$75,720,892	$9,953,761	$61,064,882
Proceeds from sales	(2,943,701)	(6,922,783)	(33,431,325)	(7,416,120)	(878,315)	(1,037,608)	(7,406,412)	(2,117,851)	(2,258,304)	(3,867,205)	(8,829,919)	(4,342,357)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2005 were as follows:

December 31, 2005	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	Janus Aspen Balanced Sub-Account
													(Institutional)
Units purchased	54,145	130,936	60,945	423,483	4,779,890	1,638,563	2,241,226	106,223	5,182,223	293,513	7,759	3,661,093	25,422
Units withdrawn	(36,949)	(72,492)	(108,070)	(299,010)	(393,254)	(455,458)	(536,406)	(47,861)	(567,953)	(237,918)	(42,313)	(150,488)	(81,713)
Units transferred between Sub-Accounts and to/from the Fixed Account	(14,916)	37,037	(73,993)	(45,315)	282,300	769,936	575,784	54,002	764,997	(94,530)	(41,067)	350,000	(28,923)

Net increase (decrease)	2,280	95,481	(121,118)	79,158	4,668,936	1,953,041	2,280,604	112,364	5,379,267	(38,935)	(75,621)	3,860,605	(85,214)

December 31, 2005 (Continued)	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account
	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	273,538	27,816	168,808	20,879	88,508	70,500	98,496	211,190	69,038	23,156	262,595	166,328	36,858
Units withdrawn	(92,686)	(149,188)	(39,817)	(130,587)	(25,711)	(51,440)	(29,391)	(231,123)	(28,957)	(19,716)	(175,326)	(142,149)	(47,183)
Units transferred between Sub-Accounts and to/from the Fixed Account	(13,097)	(5,901)	181,623	(74,566)	11,093	(35,707)	19,046	(73,156)	(6,395)	(24,385)	(73,364)	(71,375)	(5,222)

Net increase (decrease)	167,755	(127,273)	310,614	(184,274)	73,890	(16,647)	88,151	(93,089)	33,686	(20,945)	13,905	(47,196)	(15,547)

December 31, 2005 (Continued)	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Units purchased	6,694,881	3,598,492	4,966,008	21,726	143,726	3,017,091	340,453	3,663,560	521,290	6,048,306	23,130	4,873,473	826,869
Units withdrawn	(391,444)	(201,409)	(580,473)	(49,363)	(74,021)	(151,884)	(82,934)	(282,368)	(222,971)	(570,595)	(140,513)	(612,681)	(328,361)
Units transferred between Sub-Accounts and to/from the Fixed Account	911,955	268,382	572,248	(13,888)	(18,264)	17,878	66,191	79,776	178,530	318,114	(27,572)	392,944	85,541

Net increase (decrease)	7,215,392	3,665,465	4,957,783	(41,525)	51,441	2,883,085	323,710	3,460,968	476,849	5,795,825	(144,955)	4,653,736	584,049

December 31, 2005 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Units purchased	258,154	440,560	1,485,682	6,680,419	5,666	2,829	42,481	253,867	389,890	5,286,730	150,868	4,702,661
Units withdrawn	(107,028)	(440,719)	(539,203)	(653,741)	(41,285)	(56,225)	(9,703)	(60,584)	(119,201)	(359,804)	(312,765)	(242,775)
Units transferred between Sub-Accounts and to/from the Fixed Account	140,105	(48,660)	(605,686)	905,819	(27,820)	(22,079)	(550,767)	23,390	151,562	775,035	(9,666)	351,619

Net increase (decrease)	291,231	(48,819)	340,793	6,932,497	(63,439)	(75,475)	(517,989)	216,673	422,251	5,701,961	(171,563)	4,811,505

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

December 31, 2004	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account	INVESCO Technology Sub-Account	Janus Aspen Balanced (Institutional) Sub-Account
Units purchased	1,048,230	2,487,329	3,703,353	5,805,312	285,000	3,442,229	1,099,023	14,723	1,582,231	114,490	330,968	299,781	54,803
Units withdrawn	(193,425)	(223,582)	(183,809)	(269,624)	(19,924)	(310,878)	(164,662)	(39,771)	(38,625)	(19,326)	(61,420)	(82,113)	(50,507)
Units transferred between Sub-Accounts and to/from the Fixed Account	261,792	519,410	1,515,848	1,728,562	93,387	803,759	254,108	(21,476)	360,770	24,712	108,955	(1,453)	(108,392)

Net increase (decrease)	1,116,597	2,783,157	5,035,392	7,264,250	358,463	3,935,110	1,188,469	(46,524)	1,904,376	119,876	378,503	216,215	(104,096)

December 31, 2004 (Continued)	Janus Aspen Balanced (Service) Sub-Account	Janus Aspen Capital Appreciation (Institutional) Sub-Account	Janus Aspen Capital Appreciation (Service) Sub-Account	Janus Aspen Worldwide Growth (Institutional) Sub-Account	Janus Aspen Worldwide Growth (Service) Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account
Units purchased	544,520	29,256	287,542	37,806	241,731	166,782	429,173	610,593	234,577	110,285	503,285	569,037	167,593
Units withdrawn	(75,399)	(106,412)	(20,239)	(105,169)	(19,157)	(35,250)	(18,586)	(203,248)	(25,290)	(97,268)	(231,752)	(101,399)	(28,945)
Units transferred between Sub-Accounts and to/from the Fixed Account	17,171	(62,233)	33,801	(110,461)	26,101	41,173	94,949	(12,959)	43,812	26,187	97,958	92,015	11,926

Net increase (decrease)	486,292	(139,389)	301,104	(177,824)	248,675	172,705	505,536	394,386	253,099	39,204	369,491	559,653	150,574

December 31, 2004 (Continued)	MML Inflation- Protected Bond Sub-Account	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Units purchased	2,652,090	1,340,730	2,533,463	10,236	374,128	967,730	789,077	1,512,994	1,047,776	57,319	4,225,077	4,973,918	1,597,039
Units withdrawn	(94,255)	(101,012)	(315,408)	(26,348)	(63,170)	(68,324)	(41,084)	(148,252)	(153,419)	(140,382)	(292,794)	(310,897)	(185,171)
Units transferred between Sub-Accounts and to/from the Fixed Account	916,920	206,181	596,004	(29,962)	80,556	56,785	85,552	118,177	513,894	(208,376)	742,377	932,057	438,304

Net increase (decrease)	3,474,755	1,445,899	2,814,059	(46,074)	391,514	956,191	833,545	1,482,919	1,408,251	(291,439)	4,674,660	5,595,078	1,850,172

December 31, 2004 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Units purchased	696,414	1,272,711	2,672,080	3,609,742	8,607	3,105	201,949	707,818	1,187,119	3,239,396	1,184,137	1,611,746
Units withdrawn	(52,916)	(302,518)	(646,100)	(298,776)	(17,780)	(36,656)	(12,936)	(61,643)	(55,809)	(142,399)	(270,621)	(85,536)
Units transferred between Sub-Accounts and to/from the Fixed Account	128,650	299,181	(1,612,495)	784,676	(3,630)	(14,182)	55,362	174,508	384,163	844,601	460,608	314,257

Net increase (decrease)	772,148	1,269,374	413,485	4,095,642	(12,803)	(47,733)	244,375	820,683	1,515,473	3,941,598	1,374,124	1,840,467

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding (years 2003 through 2005 – total units; years 2002 and prior – accumulation units), unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2005 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Sub-Account
2005	479,067	$10.23 to $12.17	$5,982,298	1.39%	0.95% to 2.70%	3.02% to 4.91%
2004	476,787	9.93 to 11.60	5,721,106	0.82	0.95 to 2.80	(0.72) to 7.65
2003	356,911	10.47 to 11.94	4,046,982	0.67	0.96 to 1.49	22.00 to 28.42
2002	232,361	8.17 to 9.35	2,128,005	(0.79)	0.12 to 1.49	(16.36) to (15.90)
2001	214,357	9.72 to 11.14	2,383,950	(0.94)	1.18 to 1.49	(11.22) to (10.95)

AIM V.I. Global Health Care Sub-Account
2005	1,366,824	10.43 to 12.06	16,151,858	-	0.95 to 2.70	5.20 to 7.13
2004	1,271,343	9.91 to 11.26	14,053,380	-	0.95 to 2.80	(0.89) to 6.55
2003	892,840	8.88 to 10.57	9,228,958	-	0.95 to 1.65	18.21 to 26.53
2002	512,977	7.03 to 8.35	4,152,959	(1.37)	0.48 to 1.49	(25.57) to (16.53)
2001	433,187	9.41 to 10.88	4,703,786	(1.05)	1.18 to 1.49	(13.89) to (13.62)

AIM V.I. Technology Sub-Account
2005	1,156,994	9.78 to 10.10	7,815,147	-	0.95 to 2.70	(0.61) to 1.21
2004	1,278,112	9.84 to 9.98	7,984,172	-	0.95 to 2.80	(1.59) to 3.64
2003	1,061,897	2.55 to 9.63	5,072,909	-	0.95 to 1.55	31.91 to 43.96
2002	790,287	1.78 to 6.69	1,770,690	(1.37)	0.20 to 1.49	(47.63) to (33.08)
2001	724,162	3.38 to 3.58	2,598,241	(1.45)	1.18 to 1.49	(46.63) to (46.47)

American Century VP Income & Growth Sub-Account
2005	4,903,563	10.70 to 12.32	60,951,317	1.96	0.95 to 2.70	1.78 to 3.64
2004	4,824,405	10.51 to 11.89	58,322,153	1.29	0.95 to 2.80	5.11 to 11.92
2003	3,707,808	8.23 to 11.68	40,468,515	1.08	0.95 to 1.65	23.54 to 28.12
2002	2,282,568	6.44 to 9.16	19,924,975	(0.34)	0.48 to 1.49	(20.56) to (17.11)
2001	1,865,257	8.08 to 11.52	20,782,448	(0.57)	1.18 to 1.49	(9.72) to (9.43)

American Century VP Value Sub-Account
2005	11,642,386	10.87 to 12.96	146,605,421	0.74	0.95 to 2.70	2.17 to 4.04
2004	6,973,450	10.64 to 12.45	89,673,643	0.83	0.95 to 2.80	6.37 to 13.25
2003	4,190,293	10.89 to 14.15	49,088,948	0.79	0.95 to 1.65	24.07 to 27.70
2002	1,877,215	8.58 to 11.10	18,384,055	3.81	0.50 to 1.49	(14.23) to (13.65)
2001	850,206	11.83 to 12.86	10,217,396	(0.65)	1.18 to 1.49	11.14 to 11.49

American Funds® Asset Allocation Sub-Account
2005	9,539,271	10.84 to 13.49	125,889,659	2.39	0.95 to 2.70	6.16 to 8.11
2004	7,586,230	10.21 to 12.48	94,120,425	2.71	0.95 to 2.80	2.11 to 7.32
2003	2,550,838	11.58 to 11.63	29,648,828	4.44	0.95 to 1.65	15.75 to 16.29

American Funds® Growth-Income Sub-Account
2005	12,934,513	10.61 to 14.40	181,018,866	1.41	0.95 to 2.70	2.94 to 4.83
2004	10,653,909	10.31 to 13.74	145,177,779	1.22	0.95 to 2.80	3.09 to 9.33
2003	3,389,659	12.51 to 12.57	42,584,763	1.97	0.95 to 1.65	25.09 to 25.68

Calvert Social Balanced Sub-Account
2005	883,696	10.54 to 12.07	10,265,108	1.93	0.95 to 2.70	2.77 to 4.65
2004	771,332	10.26 to 11.53	8,570,473	2.25	0.95 to 2.80	2.55 to 7.23
2003	412,869	8.64 to 10.75	4,206,977	3.27	0.95 to 1.65	13.77 to 18.16
2002	119,523	7.32 to 9.10	949,246	2.90	0.29 to 1.49	(13.45) to (9.02)
2001	47,134	8.44 to 8.77	411,680	7.06	1.18 to 1.49	(8.32) to (8.04)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Sub-Account
2005	14,646,016	$12.27 to $14.72	$213,248,552	0.24%	0.95% to 2.70%	13.75% to 15.83%
2004	9,266,749	10.79 to 12.71	122,073,857	0.27	0.95 to 2.80	7.86 to 14.39
2003	5,331,639	9.11 to 13.93	63,656,626	0.33	0.95 to 1.55	23.99 to 27.29
2002	2,548,107	7.17 to 10.99	25,803,862	(0.57)	0.24 to 1.49	(12.99) to (10.41)
2001	1,958,453	8.01 to 12.30	23,331,190	2.31	1.18 to 1.49	(13.55) to (13.28)

Fidelity® VIP Growth Sub-Account
2005	3,489,393	9.86 to 10.85	35,275,200	0.38	0.95 to 2.70	2.79 to 4.68
2004	3,528,328	9.59 to 10.37	33,560,836	0.13	0.95 to 2.80	(4.11) to 2.29
2003	2,339,859	6.07 to 10.14	20,768,442	0.14	0.95 to 1.55	24.47 to 31.49
2002	1,319,578	4.63 to 7.71	8,029,239	(1.23)	0.43 to 1.49	(31.23) to (22.92)
2001	1,201,359	6.71 to 8.70	10,188,051	6.00	1.18 to 1.49	(18.95) to (18.70)

Fidelity® VIP Growth Opportunities Sub-Account
2005	286,960	8.02 to 8.08	2,264,976	0.89	1.18 to 1.65	7.09 to 7.59
2004	362,581	7.45 to 7.55	2,666,147	0.48	1.18 to 1.65	5.31 to 5.80
2003	409,105	6.90 to 7.17	2,850,316	0.63	1.18 to 1.65	21.00 to 28.14
2002	437,115	5.40 to 5.62	2,379,882	(0.53)	1.18 to 1.49	(23.07) to (22.83)
2001	419,366	7.01 to 7.30	2,966,450	(1.23)	1.18 to 1.49	(15.71) to (15.45)

Franklin Small Cap Value Securities Sub-Account
2005	6,204,530	12.12 to 17.50	90,515,290	0.72	0.95 to 2.70	5.80 to 7.74
2004	2,343,925	11.46 to 16.25	36,483,476	0.15	0.95 to 2.80	14.56 to 22.58
2003	439,549	13.19 to 13.25	5,822,537	0.02	1.18 to 1.55	31.91 to 32.53

Janus Aspen Balanced Sub-Account (Institutional)
2005	1,237,107	10.59 to 10.70	13,221,652	2.27	1.18 to 1.65	6.19 to 6.69
2004	1,322,321	9.98 to 10.03	13,275,484	2.22	1.18 to 1.65	6.75 to 7.25
2003	1,426,417	9.35 to 9.39	13,381,127	2.23	1.18 to 1.49	9.30 to 12.71
2002	1,309,703	8.29 to 8.35	10,924,362	1.38	1.18 to 1.49	(7.83) to (7.54)
2001	766,066	8.97 to 9.05	6,927,589	1.72	1.18 to 1.49	(6.08) to (5.79)

Janus Aspen Balanced Sub-Account (Service)
2005	2,186,217	10.84 to 11.97	26,087,057	2.12	0.95 to 2.70	4.72 to 6.65
2004	2,018,462	10.35 to 11.22	22,640,826	2.46	0.95 to 2.80	3.54 to 7.27
2003	1,532,170	10.36 to 10.46	16,028,833	2.29	0.95 to 1.55	12.03 to 12.62
2002	376,835	9.25 to 9.29	3,499,807	3.55	0.01 to 0.18	(7.12) to (7.45)

Janus Aspen Forty Sub-Account (Institutional)
2005	1,215,939	8.25 to 11.22	13,465,014	0.21	1.18 to 1.65	11.01 to 11.53
2004	1,343,212	7.39 to 10.11	13,378,278	0.25	1.18 to 1.65	16.30 to 16.84
2003	1,482,601	6.33 to 8.70	12,693,141	0.48	1.18 to 1.49	16.66 to 19.12
2002	1,668,975	5.31 to 7.33	12,050,639	(0.85)	1.18 to 1.49	(16.92) to (16.66)
2001	1,854,785	6.37 to 8.82	16,187,174	(0.24)	1.18 to 1.49	(22.84) to (22.60)

Janus Aspen Forty Sub-Account (Service)
2005	1,322,972	12.04 to 13.58	17,871,303	0.01	0.95 to 2.70	9.49 to 11.50
2004	1,012,358	10.99 to 12.18	12,320,282	0.03	0.95 to 2.80	9.93 to 16.85
2003	711,254	10.32 to 10.42	7,410,941	0.29	0.95 to 1.55	18.39 to 19.11
2002	144,130	8.72 to 8.75	1,261,120	(0.21)	0.15 to 0.55	(12.49) to (12.80)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Janus Aspen Worldwide Growth Sub-Account (Institutional)
2005	1,157,150	$6.16 to $8.66	$10,167,991	1.35%	1.18% to 1.65%	4.14% to 4.63%
2004	1,341,424	5.89 to 8.31	11,305,731	1.00	1.18 to 1.65	3.06 to 3.55
2003	1,519,248	5.69 to 8.22	12,394,356	1.14	1.18 to 1.49	22.14 to 24.11
2002	1,733,449	4.64 to 6.72	11,585,864	(0.56)	1.18 to 1.49	(26.61) to (26.38)
2001	2,076,240	6.30 to 9.15	18,897,636	(0.99)	1.18 to 1.49	(23.59) to (23.35)

Janus Aspen Worldwide Growth Sub-Account (Service)
2005	768,737	10.00 to 10.49	8,093,419	1.26	0.95 to 2.70	2.69 to 4.57
2004	694,847	9.73 to 10.04	6,971,516	1.03	0.95 to 2.80	(2.66) to 3.54
2003	446,172	9.60 to 9.69	4,323,589	0.99	0.95 to 1.55	21.83 to 22.53
2002	72,411	7.88 to 7.91	572,875	0.34	1.24 to 91.49	(21.17) to (20.89)

MFS® Investors Trust Sub-Account
2005	948,690	10.99 to 11.85	10,283,345	0.55	0.95 to 2.70	4.39 to 6.30
2004	965,337	10.53 to 11.15	9,781,354	0.60	0.95 to 2.80	5.31 to 10.30
2003	792,632	8.04 to 10.11	7,105,877	0.60	0.95 to 1.55	20.21 to 20.93
2002	527,730	6.20 to 8.36	3,623,438	(0.84)	0.25 to 1.49	(22.13) to (16.44)
2001	457,197	7.93 to 8.99	3,943,519	1.60	1.18 to 1.49	(17.20) to (16.95)

MFS® New Discovery Sub-Account
2005	899,782	10.01 to 11.29	10,313,531	-	0.95 to 2.70	2.37 to 4.25
2004	811,631	9.78 to 10.83	8,874,970	-	0.95 to 2.80	(2.18) to 5.51
2003	306,095	10.16 to 12.79	3,181,709	-	0.95 to 1.55	27.49 to 32.40
2002	46,169	7.72 to 7.75	357,674	(0.58)	0.30 to 0.52	(22.81) to (22.53)

MML Blend Sub-Account
2005	2,842,948	10.46 to 11.82	29,995,757	2.73	0.95 to 2.70	1.81 to 3.68
2004	2,936,037	10.27 to 11.40	29,825,259	2.72	0.95 to 2.80	2.71 to 7.65
2003	2,541,651	8.72 to 10.59	23,757,649	2.68	0.95 to 1.65	13.05 to 17.63
2002	2,166,693	7.45 to 9.00	16,804,613	1.61	0.47 to 1.49	(12.84) to (9.97)
2001	1,818,248	8.53 to 9.17	15,937,836	16.52	1.18 to 1.49	(7.15) to (6.86)

MML Emerging Growth Sub-Account
2005	634,163	10.37 to 11.69	6,618,205	-	0.95 to 2.70	(1.81) to 0.00
2004	600,477	10.56 to 11.69	6,153,027	-	0.95 to 2.80	5.58 to 13.58
2003	347,378	4.87 to 10.29	2,898,371	-	0.95 to 1.55	38.55 to 44.59
2002	133,512	3.39 to 7.12	520,323	(1.35)	0.21 to 1.49	(43.32) to (28.77)
2001	106,193	5.99 to 6.05	636,891	(1.44	1.18 to 1.49	(17.66) to (17.40)

MML Enhanced Index Core Equity Sub-Account
2005	400,588	10.64 to 11.88	4,690,219	6.30	0.95 to 2.70	2.63 to 4.51
2004	421,533	10.36 to 11.37	4,718,945	1.45	0.95 to 2.80	3.64 to 9.84
2003	382,329	8.84 to 10.35	3,805,106	1.44	0.95 to 1.55	20.36 to 25.93
2002	125,894	7.08 to 8.22	920,176	(0.17)	0.14 to 1.40	(22.85) to (17.82)
2001	63,395	9.17	581,510	(0.06)	1.40	(8.27)

MML Equity Sub-Account
2005	2,525,208	10.89 to 12.33	26,606,371	1.93	0.95 to 2.70	0.31 to 2.15
2004	2,511,303	10.86 to 12.07	25,478,188	2.31	0.95 to 2.80	8.56 to 14.75
2003	2,141,812	7.53 to 10.52	18,153,315	2.04	0.95 to 1.65	22.33 to 26.29
2002	1,906,277	5.99 to 8.33	12,143,086	1.67	0.23 to 1.49	(20.74) to (16.70)
2001	1,495,006	7.55 to 8.66	11,800,117	29.65	1.18 to 1.49	(15.99) to (15.72)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Index Sub-Account
2005	2,229,995	$10.53 to $11.80	$23,996,081	1.44%	0.95% to 2.70%	1.68% to 3.55%
2004	2,277,191	10.36 to 11.39	23,534,883	1.93	0.95 to 2.80	3.57 to 9.38
2003	1,717,538	7.38 to 10.42	15,659,873	1.70	0.95 to 1.65	21.09 to 26.86
2002	1,134,453	5.83 to 8.21	7,558,010	(0.12)	0.34 to 1.49	(23.61) to (17.91)
2001	957,781	7.61 to 8.80	8,056,439	(0.62)	1.18 to 1.49	(13.63) to (13.36)

MML Growth Equity Sub-Account
2005	681,087	9.92 to 10.49	6,569,761	0.42	0.95 to 2.70	1.04 to 2.90
2004	696,634	9.82 to 10.20	6,458,309	0.54	0.95 to 2.80	(1.84) to 3.89
2003	546,060	5.49 to 9.82	4,639,923	0.03	0.95 to 1.55	14.81 to 21.78
2002	331,163	4.52 to 8.06	2,109,305	(1.39)	0.32 to 1.49	(28.82) to (19.37)
2001	308,195	6.33 to 8.76	2,688,084	(1.44)	1.18 to 1.49	(26.33) to (26.10)

MML Inflation-Protected Bond Sub-Account
2005	11,734,912	9.96 to 11.02	123,452,124	5.56	0.95 to 2.70	(1.15) to 0.66
2004	4,519,520	10.08 to 10.94	48,866,901	5.09	0.95 to 2.80	0.79 to 5.24
2003	1,044,765	10.35 to 10.40	10,856,137	2.25	0.95 to 1.65	3.50 to 3.99

MML Large Cap Value Sub-Account
2005	6,610,044	10.95 to 13.14	80,447,040	0.99	0.95 to 2.70	6.30 to 8.26
2004	2,944,579	10.30 to 12.14	34,093,972	1.00	0.95 to 2.80	3.05 to 10.79
2003	1,498,680	9.04 to 10.96	15,562,982	1.09	0.95 to 1.55	24.44 to 28.31
2002	595,121	7.09 to 8.54	4,518,399	(0.24)	0.26 to 1.49	(17.50) to (14.64)
2001	256,782	8.56 to 8.61	2,209,254	(0.93)	1.18 to 1.49	(12.48) to (12.21)

MML Managed Bond Sub-Account
2005	12,686,181	9.97 to 11.57	140,857,326	5.06	0.95 to 2.70	(0.43) to 1.39
2004	7,728,398	10.01 to 11.41	88,499,738	4.09	0.95 to 2.80	0.11 to 3.48
2003	4,914,339	10.92 to 12.92	55,361,694	5.82	0.95 to 1.65	1.59 to 4.63
2002	1,737,169	10.51 to 12.42	19,428,147	5.12	0.53 to 1.49	5.07 to 7.13
2001	378,488	11.12 to 11.63	4,360,446	5.63	1.18 to 1.49	6.29 to 6.62

MML OTC 100 Sub-Account
2005	204,265	3.98 to 10.48	1,081,814	0.05	1.18 to 2.70	(1.47) to 0.11
2004	245,790	3.98 to 10.63	991,583	0.59	1.18 to 2.80	6.34 to 9.07
2003	291,864	3.58 to 3.64	1,050,328	-	1.18 to 1.65	30.50 to 46.89
2002	173,980	2.45 to 2.48	427,253	(1.41)	1.18 to 1.49	(38.54) to (38.15)
2001	83,800	3.99 to 4.03	334,448	(1.47)	1.18 to 1.49	(34.09) to (33.88)

MML Small Cap Equity Sub-Account
2005	1,449,940	10.56 to 12.51	19,393,351	5.18	0.95 to 2.70	(2.93) to (1.15)
2004	1,398,499	10.88 to 12.66	19,254,272	2.51	0.95 to 2.80	8.84 to 15.26
2003	1,006,985	10.88 to 14.00	12,456,383	0.23	0.95 to 1.65	24.38 to 30.12
2002	664,238	8.41 to 10.82	6,782,828	(1.07)	0.38 to 1.49	(15.86) to (12.87)
2001	416,689	10.40 to 12.44	5,113,043	(0.89)	1.18 to 1.49	1.82 to 2.14

MML Small Cap Growth Equity Sub-Account
2005	4,749,265	11.50 to 14.49	64,574,396	-	0.95 to 2.70	8.53 to 10.52
2004	1,866,180	10.59 to 13.11	24,107,610	-	0.95 to 2.80	5.95 to 12.18
2003	909,989	7.82 to 12.84	10,889,111	-	0.95 to 1.65	35.44 to 47.23
2002	439,927	5.33 to 8.76	3,698,037	(1.33)	0.39 to 1.49	(27.01) to (20.56)
2001	283,747	7.27 to 11.99	3,351,492	(1.00)	1.18 to 1.49	(14.02) to (13.75)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small Company Opportunities Sub-Account
2005	1,952,776	$11.92 to $15.84	$30,510,137	12.37%	0.95% to 2.70%	7.93% to 9.91%
2004	1,629,066	11.04 to 14.41	23,658,549	10.63	0.95 to 2.80	10.41 to 17.69
2003	795,521	12.13 to 13.99	9,969,096	7.99	0.95 to 1.65	35.91 to 40.89
2002	256,225	8.65 to 9.97	2,384,027	(0.72)	0.18 to 1.48	(13.45) to (7.70)
2001	15,314	10.80	165,458	1.73	1.40 to 1.49	7.98 to 8.05

Oppenheimer Aggressive Growth Sub-Account
2005	7,099,027	12.08 to 13.10	86,742,187	-	0.95 to 2.70	9.26 to 11.27
2004	3,638,059	11.05 to 11.78	36,982,430	-	0.95 to 2.80	10.54 to 18.64
2003	2,155,140	4.05 to 9.93	16,797,297	-	0.95 to 1.65	19.95 to 24.38
2002	1,685,050	3.26 to 7.98	9,742,457	(0.71)	0.49 to 1.49	(28.86) to (20.22)
2001	1,507,578	4.57 to 8.60	12,527,125	15.10	1.18 to 1.49	(32.29) to (32.08)

Oppenheimer Balanced Sub-Account
2005	4,148,701	10.51 to 12.61	51,002,965	1.68	0.95 to 2.70	1.05 to 2.91
2004	3,671,852	10.40 to 12.25	44,310,417	0.86	0.95 to 2.80	4.03 to 9.06
2003	2,263,601	10.88 to 11.23	25,044,650	2.11	0.95 to 1.65	18.03 to 23.84
2002	1,074,265	8.64 to 9.07	9,544,509	2.86	0.35 to 1.49	(11.73) to (9.25)
2001	689,480	9.75 to 10.03	6,913,119	6.02	1.18 to 1.49	0.70 to 1.01

Oppenheimer Capital Appreciation Sub-Account
2005	15,776,215	10.34 to 11.48	178,372,356	0.78	0.95 to 2.70	2.23 to 4.11
2004	9,980,390	10.12 to 11.03	108,297,483	0.25	0.95 to 2.80	1.17 to 5.93
2003	5,305,730	7.08 to 10.41	53,994,322	0.27	0.95 to 1.65	23.01 to 29.64
2002	2,244,787	5.47 to 8.03	17,262,854	(0.78)	0.54 to 1.49	(27.94) to (19.74)
2001	1,400,058	7.57 to 10.71	14,886,247	7.80	1.18 to 1.49	(13.88) to (13.61)

Oppenheimer Core Bond Sub-Account
2005	1,378,374	15.09	20,802,450	5.27	1.40	1.16
2004	1,523,329	14.92	22,725,398	4.85	1.40	4.03
2003	1,814,768	14.34	26,025,407	5.60	1.40	5.29
2002	1,898,095	13.62	25,851,563	4.83	1.40	7.56
2001	1,257,963	12.66	15,928,450	4.05	1.40	6.28

Oppenheimer Global Securities Sub-Account
2005	15,779,188	12.21 to 14.78	231,427,993	0.91	0.95 to 2.70	11.19 to 13.23
2004	11,125,452	10.98 to 13.05	148,093,441	0.96	0.95 to 2.80	9.80 to 18.04
2003	5,530,374	8.84 to 13.21	64,290,605	0.55	0.95 to 1.65	40.77 to 41.76
2002	2,435,869	6.25 to 9.37	21,178,987	(0.86)	0.50 to 1.49	(23.29) to (21.95)
2001	1,676,088	8.13 to 12.22	20,178,720	10.91	1.18 to 1.49	(13.35) to (13.08)

Oppenheimer High Income Sub-Account
2005	5,540,219	10.47 to 12.91	69,576,638	6.27	0.95 to 2.70	(0.48) to 1.35
2004	4,956,170	10.52 to 12.74	62,358,843	5.27	0.95 to 2.80	5.23 to 7.94
2003	3,105,998	11.31 to 11.80	36,116,101	4.50	0.95 to 1.65	10.59 to 22.80
2002	1,096,992	9.26 to 9.61	10,250,409	7.01	0.49 to 1.49	(4.23) to (3.54)
2001	556,099	9.62 to 9.66	5,353,024	7.42	1.18 to 1.49	0.45 to 0.77

Oppenheimer International Growth Sub-Account
2005	2,043,148	12.12 to 13.72	29,018,078	0.84	0.95 to 2.70	10.95 to 12.99
2004	1,751,917	10.93 to 12.15	22,271,732	1.23	0.95 to 2.80	9.28 to 16.74
2003	979,769	6.66 to 14.40	11,093,066	1.21	0.95 to 1.55	47.87 to 51.75
2002	470,639	4.49 to 9.73	3,930,861	(0.69)	0.44 to 1.49	(30.28) to (29.35)
2001	584,766	6.35 to 13.80	6,628,872	15.81	1.18 to 1.49	(25.44) to (25.21)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Main Street Sub-Account
2005	6,467,677	$10.55 to $11.71	$70,773,358	1.33%	0.95% to 2.70%	3.08% to 4.98%
2004	6,516,496	10.23 to 11.15	67,526,413	0.77	0.95 to 2.80	2.30 to 8.42
2003	5,247,122	7.71 to 10.29	49,223,810	0.77	0.95 to 1.65	20.88 to 25.59
2002	3,242,245	6.16 to 8.19	22,970,614	(0.68)	0.53 to 1.49	(20.00) to (18.06)
2001	2,525,961	7.67 to 8.85	21,788,327	(0.91)	1.18 to 1.49	(11.50) to (11.22)

Oppenheimer Money Sub-Account
2005	3,492,446	9.86 to 10.20	37,130,008	2.85	0.95 to 2.70	0.05 to 1.89
2004	3,151,653	9.85 to 10.01	33,429,541	0.98	0.95 to 2.80	(1.47) to 0.03
2003	2,738,168	9.92 to 12.31	29,871,100	0.79	0.95 to 1.65	(0.74) to (0.18)
2002	3,042,782	9.99 to 12.38	34,926,783	0.05	0.43 to 1.49	(0.08) to 0.28
2001	2,531,545	10.45 to 12.37	29,518,436	2.04	1.18 to 1.49	2.31 to 2.63

Oppenheimer Strategic Bond Sub-Account
2005	15,494,240	10.50 to 13.25	190,262,952	3.76	0.95 to 2.70	(0.14) to 1.70
2004	8,561,743	10.51 to 13.03	111,851,321	4.03	0.95 to 2.80	5.13 to 7.65
2003	4,466,101	11.99 to 13.28	55,910,108	4.51	0.95 to 1.65	8.58 to 16.97
2002	1,750,344	10.31 to 11.40	19,447,122	4.93	0.52 to 1.49	3.15 to 6.18
2001	919,332	10.30 to 10.76	9,880,304	4.21	1.18 to 1.49	3.29 to 3.61

Panorama Growth Sub-Account
2005	178,977	8.69 to 8.84	2,139,469	1.66	1.18 to 1.65	4.68 to 5.17
2004	242,416	8.26 to 8.45	2,799,753	1.09	1.18 to 1.65	7.41 to 7.92
2003	255,219	7.66 to 11.28	2,743,569	1.10	1.18 to 1.65	21.19 to 25.32
2002	265,682	6.11 to 9.02	2,302,887	(0.48)	1.18 to 1.49	(20.17) to (19.92)
2001	232,179	7.63 to 11.29	2,516,057	(0.23)	1.18 to 1.49	(11.94) to (11.66)

Panorama Total Return Sub-Account
2005	205,061	9.65 to 10.25	2,607,540	2.78	1.18 to 1.65	3.07 to 3.55
2004	280,536	9.32 to 9.94	3,437,900	2.14	1.18 to 1.65	7.67 to 8.18
2003	328,269	8.61 to 11.97	3,729,478	3.06	1.18 to 1.65	15.54 to 19.68
2002	319,614	7.20 to 10.03	3,061,211	2.05	1.18 to 1.49	(15.71) to (15.45)
2001	320,141	8.51 to 11.89	3,678,765	2.90	1.18 to 1.49	(8.33) to (8.04)

Scudder VIT EAFE® Equity Index Sub-Account
2005	-	-	-	2.43	0.95 to 2.70	(0.35) to 0.70
2004	517,989	11.16 to 12.05	5,803,266	2.14	0.95 to 2.80	11.56 to 17.94
2003	273,615	6.58 to 10.21	2,525,403	3.76	0.95 to 1.55	31.37 to 32.12
2002	86,914	5.01 to 7.73	510,703	1.06	0.21 to 1.49	(22.96) to (22.52)
2001	29,407	6.49 to 6.80	191,329	(1.48)	1.18 to 1.49	(25.81) to (25.58)

Scudder VIT Small Cap Index Sub-Account
2005	1,820,949	10.93 to 13.66	24,881,906	0.63	0.95 to 2.70	1.42 to 3.28
2004	1,604,276	10.77 to 13.22	21,464,053	0.37	0.95 to 2.80	7.74 to 16.64
2003	783,593	10.73 to 12.78	9,126,985	0.63	0.95 to 1.65	38.67 to 44.98
2002	234,594	7.41 to 8.86	1,995,794	(0.48)	0.40 to 1.49	(22.11) to (21.52)
2001	174,187	9.44 to 11.32	1,938,678	4.46	1.18 to 1.49	0.55 to 0.86

T. Rowe Price Blue Chip Growth Sub-Account
2005	3,144,919	10.52 to 11.94	37,598,724	0.12	0.95 to 2.70	3.05 to 4.94
2004	2,722,668	10.21 to 11.38	31,078,953	0.79	0.95 to 2.80	2.05 to 7.66
2003	1,207,195	10.47 to 11.99	12,807,065	0.24	0.95 to 1.55	19.49 to 27.48
2002	202,915	8.26 to 8.29	1,681,169	(0.16)	0.29 to 0.64	(17.43) to (17.14)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

T. Rowe Price Equity Income Sub-Account
2005	12,329,720	$10.82 to $12.23	$147,375,797	1.71%	0.95% to 2.70%	1.09% to 2.94%
2004	6,627,759	10.71 to 11.88	78,811,146	1.79	0.95 to 2.80	7.07 to 13.83
2003	2,686,161	10.34 to 12.20	28,185,183	2.00	0.95 to 1.55	21.57 to 25.18
2002	521,632	8.37 to 8.40	4,380,575	1.73	0.28 to 0.83	(16.32) to (16.02)

T. Rowe Price Mid-Cap Growth Sub-Account
2005	5,950,501	14.64 to 17.27	96,665,970	-	0.95 to 1.65	12.86 to 13.65
2004	6,122,064	12.88 to 15.30	88,359,910	-	0.95 to 1.65	16.41 to 17.22
2003	4,747,940	10.09 to 17.50	60,650,899	-	0.95 to 1.65	29.23 to 36.99
2002	2,068,825	7.38 to 12.82	22,792,603	(1.36)	0.50 to 1.49	(22.42) to (19.85)
2001	1,505,746	9.48 to 16.51	23,481,647	(1.45)	1.18 to 1.49	(2.40) to (2.09)

Templeton Foreign Securities Sub-Account
2005	8,179,250	11.69 to 12.96	103,074,901	1.08	0.95 to 2.70	7.16 to 9.13
2004	3,367,745	10.91 to 11.87	39,049,003	0.95	0.95 to 2.80	9.11 to 17.41
2003	1,527,278	8.38 to 10.11	14,968,048	1.49	0.95 to 1.55	30.10 to 31.04
2002	492,644	6.42 to 7.72	3,538,747	(0.14)	0.47 to 1.49	(23.05) to (19.52)
2001	576,656	7.97 to 8.99	5,107,365	15.83	1.18 to 1.49	(17.25) to (16.99)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
[2]	The expense ratios represent the annualized contract expenses of Separate Account 4, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

B.	Separate Account 4 assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account 4.

Mortality and Expense Risk Charge*	0.80% - 1.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Notes To Financial Statements (Continued)

FINANCIAL	HIGHLIGHTS (Continued)

Contingent Deferred Sales Charge	0% - 8%
This charge is assessed through the redemption of units.
Death Benefit Options Charges for these options are assessed through a reduction in unit values.	See Note 1 for specific charges and a description of death benefit options in Separate Account 4 that are assessed through a reduction in unit values.

Rider Charges These charges are assessed through a reduction in unit values.

A. Reset Death Benefit	0.00% - 0.10% of the daily value of the assets in each fund.

B. Ratchet Death Benefit	0.00% - 0.40% of the daily value of the assets in each fund.

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary. The net effect of the credit is a mortality and expense risk charge of 1.10%.

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2005 and 2004, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying financial statements of Massachusetts Mutual Life Insurance Company for the year ended December 31, 2003 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended. In our opinion, the Company’s financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of statutory accounting practices as described in Note 2.

/s/ KPMG LLP

February 24, 2006

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2005	2004
	(In Millions)
Assets:

Bonds	$37,263	$38,493
Common stocks	961	969
Mortgage loans	8,556	8,805
Policy loans	7,284	6,912
Real estate	1,298	1,485
Other investments	7,034	5,392
Cash, cash equivalents and short-term investments	3,884	2,296

Total invested assets	66,280	64,352

Accrued investment income	668	747
Other assets	1,171	1,113

Total assets excluding separate accounts	68,119	66,212

Separate account assets	32,575	29,375

Total assets	$100,694	$95,587

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2005	2004
	(In Millions)
Liabilities:

Policyholders’ reserves	$52,896	$50,744
Deposit fund balances	4,339	5,047
Policyholders’ dividends	1,172	1,016
Policyholders’ claims and other benefits	258	242
Federal income taxes	69	339
Asset valuation reserves	1,466	1,140
Other liabilities	1,902	2,009

Total liabilities excluding separate accounts	62,102	60,537

Separate account liabilities	31,904	28,759

Total liabilities	94,006	89,296

Policyholders’ contingency reserves	6,688	6,291

Total liabilities and policyholders’ contingency reserves	$100,694	$95,587

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Revenue:

Premium income	$11,854	$12,500	$12,152
Net investment income	4,022	3,838	3,870
Fees and other income	343	311	257

Total revenue	16,219	16,649	16,279

Benefits and expenses:

Policyholders’ benefits and payments	9,531	7,795	7,110
Addition to policyholders’ reserves and funds	3,498	5,827	6,105
Operating expenses	914	1,112	863
Commissions	488	520	548
State taxes, licenses and fees	111	107	113

Total benefits and expenses	14,542	15,361	14,739

Net gain before dividends and federal income taxes	1,677	1,288	1,540

Dividends to policyholders	1,155	996	1,098

Net gain from operations before federal income taxes	522	292	442

Federal income tax expense (benefit)	73	132	(122)

Net gain from operations	449	160	564

Net realized capital gains (losses)	214	137	(190)

Net income	$663	$297	$374

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES

IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Policyholders’ contingency reserves, beginning of year	$6,291	$6,282	$6,105

Increase (decrease) due to:
Net income	663	297	374
Change in net unrealized capital gains	209	120	249
Change in net unrealized foreign exchange capital gains (losses)	84	39	(129)
Change in asset valuation reserves	(326)	(252)	(398)
Change in non-admitted assets	(193)	(246)	(238)
Change in reserve valuation basis	11	6	—
Change in net deferred income taxes	29	59	81
Issuance of surplus notes	—	—	250
Prior period disability reserve adjustment	(61)	—	—
Other	(19)	(14)	(12)

Net increase	397	9	177

Policyholders’ contingency reserves, end of year	$6,688	$6,291	$6,282

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Cash flows from operations:
Premium and other income collected	$12,180	$12,871	$12,404
Net investment income	3,828	3,890	3,679
Benefit payments	(9,303)	(7,630)	(7,125)
Net transfers to separate accounts	(1,458)	(3,327)	(2,706)
Federal and foreign income taxes (paid) recovered	(340)	85	(110)
Commissions and other expenses paid	(1,510)	(1,770)	(1,402)
Dividends paid to policyholders	(999)	(1,100)	(1,180)

Net cash from operations	2,398	3,019	3,560

Cash flows from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	21,679	11,699	12,299
Common stocks	747	539	475
Mortgage loans	2,743	1,978	1,504
Real estate	240	703	198
Other	595	802	591

	26,004	15,721	15,067

Cost of investments acquired:
Bonds	(20,313)	(17,421)	(16,857)
Common stocks	(621)	(591)	(397)
Mortgage loans	(2,459)	(3,159)	(2,070)
Real estate	(4)	(302)	(318)
Other	(2,141)	(1,180)	(1,254)

	(25,538)	(22,653)	(20,896)
Net increase in policy loans	(373)	(348)	(310)

Net cash from investments	93	(7,280)	(6,139)

Cash flows from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(771)	994	560
Surplus notes	—	—	250
Other cash provided (applied)	(132)	(972)	126

Net cash from financing and other sources	(903)	22	936

Net change in cash, cash equivalents and short-term investments	1,588	(4,239)	(1,643)
Cash, cash equivalents and short-term investments, beginning of year	2,296	6,535	8,178

Cash, cash equivalents and short-term investments, end of year	$3,884	$2,296	$6,535

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investment management, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to policyholders’ contingency reserves, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries, other than domestic life insurance companies, variable interest entities and certain controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, whereas GAAP records these assets, net of any valuation allowance; (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas GAAP would report these recoverables as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as changes in policyholders’ contingency reserves, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses, minimum pension liability, and foreign currency translations as other comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately; and (o) certain group annuity and variable universal life contracts which do not pass through all investment gains to contract holders are maintained in the separate accounts, whereas GAAP reports these contracts in the general account assets and liabilities of the Company.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. As of December 31, 2005, 2004 and 2003, the Company had no permitted practices.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit fund balances, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, and other-than-temporary impairments. Future events, including but not limited to changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2004 balances have been reclassified to conform to the current year presentation. During 2005, the Company implemented a new disability income active life reserve system. As a result, the Company recorded a prior period disability reserve adjustment. The active life reserves increased $52 million and the disabled life reserves increased $9 million, and these increases were recorded as a change to policyholders’ contingency reserves in accordance with Statutory Statement of Accounting Principles (“SSAP”) No. 3 “Accounting for Changes and Corrections of Errors.”

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

Asset-backed and mortgage-backed bonds and structured securities are valued at amortized cost using the interest method with estimates of future prepayments at the date of purchase obtained from independent sources; changes in prepayment speeds and estimated cash flows are updated quarterly and primarily accounted for using the prospective yield adjustment method. Prior to 2005, the retrospective yield adjustment method was used. The cumulative effect of this change in method as of January 1, 2005 was immaterial. Certain high quality asset-backed, mortgage-backed and structured securities are still accounted for using the retrospective yield adjustment method. The cost basis of asset–backed and mortgage-backed bonds and structured securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income.

The carrying values of bonds and mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) its ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) its near term intent to sell; (b) its contractual and regulatory obligations; and (c) the investments’ forecasted recovery in value. The Company conducts a quarterly management review that includes all bonds in default or not-in-good standing as well as securities valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other than temporary impairments. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

c.	Common stocks

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in policyholders’ contingency reserves. Common stock transactions are recorded on a trade date basis.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) its ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. The Company conducts a quarterly management review of all common stock issuers not-in-good standing as well as common stocks valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other than temporary impairments. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in policyholders’ contingency reserves.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The majority of policy loans are variable rate loans adjusted annually. The carrying value for policy loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included as a component of net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Other investments

Other investments consist of investments in partnerships and limited liability companies (“LLCs”), derivative financial instruments, common stocks of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

Partnerships and LLCs are accounted for using the equity method with the change in unrealized capital gains and losses recorded in policyholders’ contingency reserves. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings adequate to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition, and other market factors. Distributions, not deemed to be a return of capital, are recorded in net investment income when received.

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These combined investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in policyholders’ contingency reserves. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stocks of unconsolidated subsidiaries are accounted for using the equity method with the change in unrealized capital gains and losses recorded in policyholders’ contingency reserves. The Company accounts for the value of its investment in its subsidiary, MassMutual Holding LLC (“MMHLLC”), at its underlying GAAP net equity, adjusted for certain non-admitted assets. Distributions by MMHLLC are recorded in net investment income to the extent that distributions are received by the Company. Distributions to the Company are limited to MassMutual’s equity in MMHLLC.

Generally, preferred stocks in good standing are valued at amortized cost.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Repurchase agreements and investments in money market mutual funds are classified as short-term investments.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the statutory financial statements as a short-term investment. The underlying securities are not recorded as investments owned by the Company. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income.

The Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral is less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The estimated fair values for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

i.	Securities lending

The Company participates in a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company, and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income. Interest income on loaned securities that is unrelated to securities lending is recorded in the appropriate investment category consistent with the type of securities lent.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include treasury securities, agency bonds, mortgage-backed securities, and investment grade corporate securities. The Company has the right to terminate the program at any time without penalty.

j.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

k.	Other assets

Other assets primarily include the deferred tax asset, fixed assets, outstanding premium and reinsurance recoverables.

Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to 10 years for leasehold improvements and three to 10 years for all other fixed assets. Most unamortized software and office equipment are non-admitted assets.

l.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, unamortized software, the prepaid pension plan asset, the interest maintenance reserve in a net asset position, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position with an offsetting adjustment to policyholders’ contingency reserves.

m.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect three categories of risk assumption: pass-through separate accounts, for which the policyholder assumes the investment risk; separate accounts for which the Company contractually guarantees either a minimum death, accumulation or income benefit to the policyholder; and separate accounts containing interest guarantee provisions. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

The Company may transfer investments to seed separate investment accounts. Investments transferred to separate accounts are transferred at the fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Realized capital losses associated with these transfers are recognized immediately.

n.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life reserves are calculated using actuarially accepted methodology and the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A and 2001 Commissioner Individual Disability Table C morbidity tables.

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The same reserve methods applied to standard policies are used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $27,595 million and $30,930 million of insurance in force at December 31, 2005 and 2004, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division and the Department.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death, accumulation and income benefits. The liabilities for guaranteed minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum income benefits (“GMIB”) are included in policyholders’ reserves and the related changes in the liabilities are included in policyholders’ benefits.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value. For a life contract, a decrease in interest credited to the policyholder causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

A GMAB is a living benefit that provides the contract holder with a guaranteed minimum contract value at a specified time after its inception. If the account value is below that guarantee at the end of the specified period, it is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are 10 and 20 years. The 10 year variant may be reset annually after an initial two year period; resetting the benefit restarts the 10 year waiting period. In general the GMAB requires a guaranteed term selection and adherence to limitations required by an approved asset allocation strategy.

A GMIB is a living benefit that provides the contract holder with a guaranteed minimum annuitization value. The GMIB would be beneficial to the contract holder if the contract holder’s account value is lower than the GMIB value at the time of annuitization.

The Company’s annuity and variable universal life GMDB reserves are calculated in accordance with Actuarial Guideline 34 and 37, respectively. The GMAB and GMIB reserves are valued in accordance with Actuarial Guideline 39.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Deposit fund balances

Reserves for funding agreements, dividend accumulations, premium deposit funds and investment-type contracts such as supplementary contracts and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

p.	Policyholders’ dividends

Policyholders’ dividends expected to be paid in the following year are approved annually by MassMutual’s Board of Directors. The allocation of these dividends reflects the relative contribution of each group of participating policies to policyholders’ contingency reserves and considers, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders’ dividends payable represent the estimated amount of dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statement of Income.

q.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in policyholders’ contingency reserves.

r.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, the liabilities related to collateral held on derivatives contracts, due and accrued expenses, and amounts held for agents.

The Company has entered into reverse repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Reverse repurchase agreements are accounted for as collateralized borrowings, with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense.

The Company provides collateral as dictated by the reverse repurchase agreement to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

s.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

t.	Participating contracts

Participating contracts issued by the Company represented approximately 65% and 68% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2005 and 2004, respectively.

u.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

v.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

w.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued Interpretation (“INT”) 02-07, Definition of Phrase ‘Other Than Temporary,’ with an effective date of December 2005. INT 02-07 provides clarifying language for the recognition of interest related impairments. Adoption of this guidance did not have a material impact on the Company’s statutory financial condition or results of operations.

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” SSAP No. 33 “Securitization,” and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 did not have a material impact on the Company’s statutory financial condition or results of operations.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities,” and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 caused a reduction in policyholders’ contingency reserves arising from a lower carrying value of the Company’s subsidiary, MassMutual Holding LLC, of approximately $11 million attributable to certain adjustments made to the GAAP carrying value of certain subsidiaries. Changes resulting from the adoption of this statement were accounted for as a change in accounting principle to policyholders’ contingency reserves.

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued INT 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” which provided guidance to adopt the final conclusions in Financial Accounting Standards Board Staff Position (“FSP”) 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003” (“the Act”) with certain modifications. The Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Company adopted INT 04-17 during 2004 and elected retrospective application with a measurement date of January 1, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Future adoption of accounting standards

In June 2005, the NAIC issued SSAP No. 90 “Accounting for the Impairment or Disposal of Real Estate Investments, and Discontinued Operations” with an effective date of January 1, 2006. SSAP No. 90 establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations including non-admitted intangible assets other than goodwill. An impairment loss shall be recognized only if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. A change resulting from the adoption of this statement shall be accounted for as a change in accounting principle in accordance with SSAP No. 3. The Company does not expect adoption of this statement to have a material impact on its financial condition or results of operation.

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006, and with early adoption permitted. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” Adoption of this statement in 2006 is expected to result in approximately a $20 million reduction in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U.S. government corporations and agencies	$7,119	$489	$18	$7,590
Debt securities issued by foreign governments	65	23	—	88
Asset-backed securities	2,081	49	4	2,126
Mortgage-backed securities	10,589	92	105	10,576
State and local governments	78	3	1	80
Corporate debt securities	14,607	532	113	15,026
Utilities	1,393	64	10	1,447
Affiliates	1,331	3	3	1,331

	$37,263	$1,255	$254	$38,264

At December 31, 2005, non-guaranteed obligations of agencies and authorities of governments and their political subdivisions included in the categories above were:

	Carrying Value	Fair Value
Mortgage-backed securities	$3,265	$3,259
State and local governments	43	46

	$3,308	$3,305

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These securities are primarily investments with the Federal Home Loan Mortgage Association, the Government National Mortgage Association, and Federal National Mortgage Association.

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,688	$335	$9	$10,014
Debt securities issued by foreign governments	85	26	—	111
Asset-backed securities	2,635	67	10	2,692
Mortgage-backed securities	7,444	375	176	7,643
State and local governments	90	6	1	95
Corporate debt securities	14,421	903	54	15,270
Utilities	1,376	108	3	1,481
Affiliates	2,754	16	7	2,763

	$38,493	$1,836	$260	$40,069

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

		December 31,
		2005		2004
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($In Millions)
1	Aaa/Aa/A	$24,773	66%	$25,277	65%
2	Baa	8,954	24	10,280	27
3	Ba	1,610	4	1,417	3
4	B	1,445	4	1,097	3
5	Caa and lower	266	1	200	1
6	In or near default	215	1	222	1

	Total	$37,263	100%	$38,493	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds at December 31, 2005 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$702	$705
Due after one year through five years	6,824	6,999
Due after five years through 10 years	7,914	8,097
Due after 10 years	9,078	9,686

	24,518	25,487
Asset and mortgage-backed securities	12,745	12,777

	$37,263	$38,264

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Proceeds from sales	$12,762	$3,700	$4,465
Gross realized capital gains	105	84	195
Gross realized capital losses	138	114	222

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2005, 2004 and 2003 were $58 million, $62 million and $157 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2005 and 2004, the Company had $57 million and $31 million, respectively, of these unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds and foreign currency fluctuations recorded as changes in net unrealized capital gains and changes in net unrealized foreign exchange capital gains, respectively, on the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,044	$16	161	$57	$2	36
Debt securities issued by foreign governments	2	—	1	1	—	1
Asset-backed securities	348	7	57	70	2	16
Mortgage-backed securities	4,866	68	195	1,054	37	95
State and local governments	28	—	3	4	—	1
Corporate debt securities	4,132	124	596	985	41	166
Utilities	418	7	62	98	4	20
Affiliates	41	1	2	48	2	2

	$10,879	$223	1,077	$2,317	$88	337

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,317	$6	7	$60	$3	4
Debt securities issued by foreign governments	2	—	3	—	1	1
Asset-backed securities	596	9	49	122	2	19
Mortgage-backed securities	1,850	165	69	326	11	16
State and local governments	4	—	1	26	1	1
Corporate debt securities	1,805	56	269	467	27	76
Utilities	96	1	17	71	2	12
Affiliates	1,398	7	7	22	—	2

	$7,068	$244	422	$1,094	$47	131

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses at December 31, 2005 were caused by interest rate increases and for mortgage-backed and corporate debt securities were partially offset by the underlying quality improvement related to strengthening economic conditions. For U.S. Treasury

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

securities and obligations of U.S. government, corporations and agencies, the contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. For mortgage-backed securities which were greater than 12 months duration, of the $37 million in unrealized losses less than $1 million were below an investment grade rating. The contractual cash flows of the majority of these securities are guaranteed by Federal National Mortgage Association. It is expected that the securities would not be settled at a price less than the amortized cost of the investment. For corporate debt securities which were greater than 12 months duration, of the $41 million in unrealized losses all except $12 million carried an investment grade rating. Based upon the Company’s impairment review process, the decline in the value of these investments is not considered to be other-than-temporary.

The Company is not exposed to any significant concentrations of credit risk from a non-governmental issuer.

b.	Common stocks

The cost and carrying value of common stocks were as follows:

	December 31,
	2005	2004
	(In Millions)
Cost	$697	$700
Gross unrealized gains	299	305
Gross unrealized losses	(35)	(36)

Carrying value	$961	$969

The gain and loss activity of common stocks, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$160	$138	$91
Gross realized capital losses	32	21	44

Other-than-temporary impairments on common stocks were $18 million, $9 million and $26 million during the years ended December 31, 2005, 2004 and 2003, respectively, and were included in realized capital losses.

The investments in common stocks included holdings in 215 issuers in an unrealized loss position with a fair value of $139 million including unrealized losses of $33 million, of which $16 million were greater than 12 months. In 2004, investments in common stocks included holdings in 185 issuers with a fair value of $69 million including unrealized losses of $36 million, of which $15 million were greater than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities is not considered to be other-than-temporary.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

At December 31, 2005 and 2004, the Company had a carrying value of $210 million and $236 million, respectively, of common stocks in which the transfer of ownership was restricted by governmental or contractual requirements.

The Company is not exposed to any significant concentrations of credit risk from a single or group issuer.

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $8,556 million and $8,805 million, net of valuation allowances of $5 million and $10 million, at December 31, 2005 and 2004, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. Taxes, assessments and amounts advanced not included in the mortgage loan total were less than $1 million at December 31, 2005 and 2004.

At December 31, 2005, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2006	$571
2007	321
2008	635
2009	550
2010	775
Thereafter	3,650

Commercial mortgage loans	6,502
Residential mortgage loan pools	2,054

Total mortgage loans	$8,556

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 3.9% to 14.7% and from 2.9% to 14.7% for the years ended December 31, 2005 and 2004, respectively. The weighted average lending rate on commercial loans was 6.5% and 6.7% at December 31, 2005 and 2004, respectively. The lending rates on the mezzanine loan portfolio ranged from 7.0% to 20.0% and from 8.8% to 18.6%% for the years ended December 31, 2005 and 2004, respectively. The weighted average lending rate on mezzanine commercial loans was 11.5% and 11.7% at December 31, 2005 and 2004, respectively. During 2005, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 4.7% to 8.0%, and mezzanine loan lending rates ranged from 7.0% to 20.0%.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% at December 31, 2005 and 2004. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% at December 31, 2005 and 2004.

The gain and loss activity of mortgage loans, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$65	$—	$2
Gross realized capital losses	2	4	4

There were no other-than-temporary impairments of mortgage loans for the years ended December 31, 2005 and 2003, respectively. Other-than-temporary impairments of mortgage loans were $3 million for the year ended December 31, 2004, and were included in realized capital losses.

At December 31, 2005, the Company had no restructured loans. At December 31, 2004, the Company had one restructured loan with an amortized cost of $1 million and no related valuation allowance. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2005 and 2004.

The balance in the valuation allowance at December 31, 2005 and 2004 was $5 million and $10 million, respectively. The changes in the provision are recorded through policyholders’ contingency reserves.

A portion of the Company’s mortgage loans was impaired and consisted of the following:

	December 31,
	2005	2004
	(In Millions)
Impaired mortgage loans with valuation allowance	$13	$58
Less valuation allowances on impaired loans	(5)	(10)

Net carrying value of impaired mortgage loans	$8	$48

The average recorded investment in impaired mortgage loans was $13 million and $93 million for the years ended December 31, 2005 and 2004, respectively. Interest income on impaired loans was less than $1 million, $5 million, and $8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans with a carrying value of $13 million had interest of $1 million that was 180 days past due at December 31, 2005. There were no mortgage loans with interest that was 180 days past due at December 31, 2004.

The geographic distribution of mortgage loans was as follows:

	December 31,
	2005	2004
	(In Millions)
California	$1,419	$1,203
Texas	471	529
Massachusetts	397	389
Florida	321	271
New York	313	391
Washington	267	140
All other states and countries	3,314	3,336

Commercial mortgage loans	6,502	6,259
Residential mortgage loan pools	2,054	2,546

Total mortgage loans	$8,556	$8,805

Geographic concentration is considered prior to the purchase of residential mortgage loan pools and there are no material concentration risks relative to policyholders’ contingency reserves with these pools.

d.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2005	2004
	(In Millions)
Held for the production of income	$1,870	$2,119
Accumulated depreciation	(602)	(623)
Encumbrances	(180)	(206)

Held for the production of income, net	1,088	1,290

Held for sale	158	123
Accumulated depreciation	(88)	(30)

Held for sale, net	70	93

Occupied by the Company	201	213
Accumulated depreciation	(61)	(111)

Occupied by the Company, net	140	102

Total real estate	$1,298	$1,485

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value of non-income producing real estate, consisting primarily of land, was $13 million and $16 million at December 31, 2005 and 2004, respectively. One non-income producing real estate property with a carrying value of less than $1 million was under development as of December 31, 2005. None of the properties which were non-income producing real estate were under construction or major renovation at December 31, 2004.

Depreciation expense on real estate was $93 million, $103 million and $107 million for the years ended December 31, 2005, 2004 and 2003, respectively.

In 2005 the Company sold real estate with a fair value of $225 million into a real estate separate account offered to contract holders and recognized a gain of $117 million related to this sale. In 2004, the Company transferred real estate with a fair value of $533 million into a real estate separate account offered to contract holders. As of December 31, 2005 and 2004 the Company had a deferred gain of $152 million and $159 million, respectively, related to this transfer.

The gain and loss activity of real estate investments, including impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$158	$146	$13
Gross realized capital losses	16	23	4

Impairments on real estate were $9 million and $2 million for the years ended December 31, 2005 and 2004, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in its real estate portfolio.

e.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, common stocks of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of other investments were as follows:

	December 31,
	2005	2004
	(In Millions)
Partnerships and LLCs	$2,635	$1,829
Derivative financial instruments	1,274	1,478
MassMutual Holding, LLC	1,713	809
Common stocks of other unconsolidated subsidiaries and affiliates	1,279	1,112
Preferred stocks	132	161
Other	1	3

Total	$7,034	$5,392

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$44	$28	$24
Gross realized capital losses	34	65	33

Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2005, 2004 and 2003 were $27 million, $49 million and $32 million, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in other investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Bonds	$2,286	$2,089	$1,966
Common stocks	51	30	20
Mortgage loans	585	578	530
Policy loans	524	507	505
Real estate	252	280	290
Derivative financial instruments	269	373	451
Cash, cash equivalents and short-term investments	130	111	132
Other investments	378	266	303

Subtotal investment income	4,475	4,234	4,197
Amortization of IMR	(24)	34	117
Net gain from separate accounts	26	11	—
Less investment expenses	(455)	(441)	(444)

Net investment income	$4,022	$3,838	$3,870

g.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Bonds	$(33)	$(30)	$(27)
Common stocks	128	117	47
Mortgage loans	63	(4)	(2)
Real estate	142	123	9
Derivative financial instruments	(219)	(28)	(214)
Other investments	23	(39)	(56)
Federal and state taxes	1	(21)	—

Net realized capital gains (losses) before deferral to IMR	105	118	(243)

Net losses deferred to IMR	168	28	82
Less taxes	(59)	(9)	(29)

Net after tax losses deferred to IMR	109	19	53

Net realized capital gains (losses)	$214	$137	$(190)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net realized gains and losses on derivatives financial instruments by type are as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Interest rate swaps	$(120)	$(75)	$(318)
Currency swaps	(10)	2	—
Options	(50)	(58)	(23)
Forward commitments	(20)	116	222
Financial futures	(19)	(13)	(95)

Total	$(219)	$(28)	$(214)

h.	Securities lending

As of December 31, 2005 and 2004, securities with a fair value of $745 million and $2,026 million respectively, were on loan. Collateral, in the form of securities, of $768 million and $2,129 million was held on the Company’s behalf, by a trustee, as of December 31, 2005 and 2004 respectively.

i.	Repurchase and reverse repurchase agreements

At December 31, 2005 and 2004, the Company had repurchase agreements outstanding with a total carrying value of $37 million and $28 million, respectively. At December 31, 2005, the maturities of these agreements ranged from January 6, 2006 through January 13, 2006 while the interest rate was 4.4%. The outstanding amount at December 31, 2005 and 2004 was collateralized by bonds with a fair value of $37 million and $28 million, respectively.

At December 31, 2005 and 2004, the Company had reverse repurchase agreements outstanding with total carrying values of $244 million and $52 million, respectively. At December 31, 2005, the maturities of these agreements ranged from January 6, 2006 through March 9, 2006, while the interest rates ranged from 4.3% to 4.6%. The outstanding amounts at December 31, 2005 and 2004 were collateralized by bonds with a fair value of $245 million and $51 million respectively.

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These combined investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset, equity and credit default

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks primarily related to funding agreements.

Credit default swaps allow for transferring the credit exposure of fixed income products between parties. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. The Company may use credit default swaps to reduce exposure to a particular issuer, or add exposure to an issuer.

Asset swaps allow for a fixed investment such as a bond with guaranteed coupon payments to be swapped for a floating investment such as an index.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

The Company utilizes certain other agreements including forward commitments and financial futures to reduce exposures to various risks. Forward commitments and financial futures are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2005 and 2004, the Company held collateral of $1,100 million and $1,358 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $154 million and $152 million at December 31, 2005 and 2004, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$756	$30,046	$8	$1,397
Currency swaps	281	1,263	74	324
Asset, equity and credit default swaps	(1)	529	—	—
Options	228	9,146	—	—
Interest rate caps and floors	—	1,059	—	—
Forward commitments	10	1,545	3	50
Financial futures - short positions	—	530	—	—

Total	$1,274	$44,118	$85	$1,771

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$966	$22,006	$2	$247
Currency swaps	378	1,040	68	264
Asset, equity and credit default swaps	1	291	—	—
Options	133	6,899	—	—
Interest rate caps and floors	5	1,000	—	—
Forward commitments	(5)	599	6	341
Financial futures - short positions	—	64	—	—
Financial futures - long positions	—	856	—	—

Total	$1,478	$32,755	$76	$852

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2005	2004
	(In Millions)
Open interest rate swaps in a fixed receive position	$15,256	$14,341
Open interest rate swaps in a fixed pay position	9,500	7,472
Other interest related swaps	6,687	440

Total interest rate swaps	$31,443	$22,253

6.	Fair value of financial instruments

The fair value disclosures below may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2005		2004
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$37,263	$38,264	$38,493	$40,069
Common stocks	961	961	969	969
Preferred stocks	132	144	161	170
Mortgage loans	8,556	8,740	8,805	9,152
Policy loans	7,284	7,284	6,912	6,912
Derivative financial instruments	1,274	1,274	1,478	1,478
Cash, cash equivalents and short-term investments	3,884	3,884	2,296	2,296

Financial liabilities:
Derivative financial instruments	85	85	76	76
Funding agreements	2,971	2,992	3,651	3,741
Investment-type insurance contracts	11,072	10,989	11,150	11,193

As of December 31, 2005, external vendors and broker quotations were the pricing sources for 71% of bond securities and internal models were the pricing sources for 29% of bond securities.

7.	Fixed assets

The Company has fixed assets, comprised primarily of internally developed and purchased software, operating software, EDP equipment, office equipment and furniture. Fixed assets amounted to $141 million and $143 million, net of accumulated depreciation of $317 million and $274 million, at December 31, 2005 and 2004, respectively. Depreciation expense on fixed assets for the years ended December 31, 2005, 2004 and 2003 was $55 million, $59 million and $63 million, respectively.

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2005:

Issue Year	Amount	Interest Rate	Maturity Date
	(In Millions)
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division. Surplus notes are included in policyholders’ contingency reserves.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003.

Interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $41 million, $41 million and $34 million was approved and paid in 2005, 2004 and 2003, respectively.

9.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of these contracts and arrangements related to unconsolidated subsidiaries and affiliates were $167 million, $151 million and $155 million for 2005, 2004 and 2003, respectively. The majority of these fees were from C.M. Life Insurance Company (“C.M. Life”), which accounted for $100 million in 2005, $113 million in 2004 and $121 million in 2003.

The Company has agreements with its affiliates, including Babson Capital Management LLC (“Babson Capital”) and OppenheimerFunds Inc., whereby the Company receives revenue from these affiliates for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates. The agreement with Babson Capital was discontinued during 2004. For the years ended December 31, 2005, 2004 and 2003 revenue of $16 million, $15 million and $13 million, respectively, was recorded by the Company under these agreements.

Various unconsolidated subsidiaries and affiliates, including Babson Capital, provide investment advisory services to the Company. Fees incurred for such services were $160 million, $147 million and $132 million for 2005, 2004 and 2003, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $11 million, $9 million and $8 million for 2005, 2004 and 2003, respectively.

In 2003 and 2005, the Company entered into modified coinsurance agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Total premium assumed under these agreements was $67 million, $40

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

million and $41 million for the years ended December 31, 2005, 2004 and 2003, respectively. Commissions included $36 million, $6 million and $40 million of expense allowances on reinsurance ceded in 2005, 2004 and 2003, respectively. Total policyholders’ benefits assumed were $20 million, $14 million and $12 million in 2005, 2004 and 2003, respectively. Modified coinsurance adjustments of $32 million, $16 million and $17 million were paid by the Company in 2005, 2004 and 2003, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed on these agreements were $114 million, $168 million and $239 million in 2005, 2004 and 2003, respectively. Commissions included $26 million, $86 million and $104 million of expense allowances in 2005, 2004 and 2003, respectively. Total policyholders’ benefits incurred on these agreements were $75 million, $92 million and $62 million in 2005, 2004 and 2003, respectively. Modified coinsurance adjustments of $47 million, $40 million and $37 million were recorded from Bay State and C.M. Life in 2005, 2004 and 2003, respectively. Experience refunds of $7 million, $16 million and $16 million were paid to Bay State and C.M. Life in 2005, 2004 and 2003, respectively. In 2004, the Company discontinued its coinsurance agreements for new business related to two universal life products with C.M. Life.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $88 million, $118 million and $117 million in 2005, 2004 and 2003, respectively. The Company has an agreement with C.M. Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had commissions receivable of less than $1 million as of December 31, 2005 and 2004, respectively, and received commissions of $1 million, $5 million and $9 million from C.M. Life for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company had outstanding amounts due to Babson Capital of $25 million at 4.0% and $23 million at 4.5%, and to Cornerstone Real Estate Advisers LLC of $5 million at 4.0 % and $4 million at 4.5% at December 31, 2005 and 2004, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million for the years ended December 31, 2005 and 2004.

10.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. In addition to reinsurance on a portion of its life business, the Company also reinsures all of its long-term care business and a small portion of its disability business. The amounts reinsured are on a yearly renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $912 million assuming no return of other assets from the reinsurer to the Company upon termination of these agreements.

Premium ceded to unaffiliated insurers were $436 million, $378 million and $328 million and reinsurance recoveries were $215 million, $166 million and $187 million for the years ended December 31, 2005, 2004 and 2003, respectively. Amounts recoverable from reinsurers were $78 million and $50 million as of December 31, 2005 and 2004, respectively. At December 31, 2005, one reinsurer accounted for 33% of the outstanding reinsurance recoverable and the next largest reinsurer had 18% of the balance.

Reserves ceded to unaffiliated insurers were $1,068 million and $928 million as of December 31, 2005 and 2004, respectively. Of these reserves, the amounts associated with life policies for mortality and other related risks totaled $801 million and $708 million as of December 31, 2005 and 2004, respectively. The remaining balance relates to long-term care and disability policies.

11.	Investments in unconsolidated subsidiaries

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and Bay State, a subsidiary of C.M. Life which primarily writes variable life and bank-owned life insurance business.

The Company’s wholly-owned subsidiary, MMHLLC, is the parent of other subsidiaries which include retail and institutional asset management, registered broker-dealer, and international life and annuity operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities.

For domestic life insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $448 million at December 31, 2005 is subject to dividend restrictions. Dividend restrictions, imposed by various state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2006.

For international insurance subsidiaries, the most significant insurance regulatory jurisdictions include Japan, Taiwan, Hong Kong and Bermuda. Historically, the Company reinvested a substantial portion of its unrestricted earnings in these operations.

In 2005, 2004 and 2003, the Company contributed additional paid-in capital of $517 million, $30 million and $256 million, respectively, to its subsidiaries including MMHLLC. During the first quarter of 2005, MMHLLC purchased Baring Asset Management. During 2005, the Company contributed capital to MMHLLC to establish a new monoline financial guaranty insurance company. During the fourth quarter of 2005, MMHLLC completed the sale of Antares Capital Corporation (“Antares”) and as a result MMHLLC, with a portion of the proceeds of the sale, paid down debt owed to the Company.

In 2005, 2004 and 2003, the Company received $100 million, $100 million and $150 million, respectively, in distributions from MMHLLC. The carrying value of MMHLLC was $1,713 million and $809 million at December 31, 2005 and 2004, respectively. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $1,038 million and $2,493 million at December 31, 2005 and 2004, respectively. The Company recorded interest income on MMHLLC debt of $72 million, $88 million and $132 million in 2005, 2004 and 2003, respectively. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2005	2004	2003
	(In Millions)
Total revenue	$1,367	$2,295	$1,946
Net income	137	72	105
Assets	13,544	13,299	11,690
Liabilities	12,892	12,680	11,081

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is GAAP financial information for the other unconsolidated subsidiaries:

	As of and for the Years Ended December 31,
	2005	2004	2003
	(In Millions)
Total revenue	$5,029	$4,214	$3,230
Net income	693	342	274
Assets	27,577	19,608	14,824
Liabilities	24,875	18,042	13,557

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product ($ in millions):

	December 31,
	2005		2004
	Amount	Interest Rates	Amount	Interest Rates
Individual life	$27,893	2.5% - 6.0%	$26,936	2.5% - 6.0%
Group annuities	9,020	2.3% - 11.3%	9,006	2.3% - 11.3%
Group life	8,696	2.5% - 4.5%	7,973	2.5% - 4.5%
Individual annuities	2,808	2.3% - 11.3%	2,617	2.3% - 11.3%
Disabled life claim reserves	1,660	3.5% - 6.0%	1,591	3.0% - 6.0%
Individual universal and variable life	1,448	3.5% - 6.0%	1,136	3.5% - 6.0%
Guaranteed investment contracts	669	2.5% - 13.0%	819	2.5% - 13.0%
Disability active life reserves	549	3.5% - 6.0%	513	3.0% - 6.0%
Other	153	2.5% - 4.5%	153	2.5% - 4.5%

Total	$52,896		$50,744

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. Contributions and withdrawals are largely fixed at the time of sale. As of December 31, 2005, approximately $144 million can be surrendered with a market-value adjustment. At December 31, 2005, the Company’s GICs maturity schedule was as follows:

(In Millions)
2006	$122
2007	139
2008	115
2009	279
2010	8
Thereafter	6

Total	$669

b.	Deposit fund balances

The following table summarizes deposit fund balances and the range of interest rates by type of product ($ in millions):

	December 31,
	2005		2004
	Amount	Interest Rates	Amount	Interest Rates
Funding agreements	$2,971	2.6% - 10.2%	$3,651	1.2% - 10.2%
Supplementary contracts	624	2.5% - 8.0%	631	2.5% - 8.0%
Dividend accumulations	604	4.3% - 4.6%	614	4.6% - 5.1%
Other	140	4.0% - 8.0%	151	4.0% - 5.0%

Total	$4,339		$5,047

The Company created trusts which established a $2 billion European Medium-Term Note Program and a $5 billion Global Medium-Term Note Program. The purpose of both programs is to issue medium-term notes to domestic and international investors. Proceeds from the sale of the medium-term notes by these unconsolidated affiliated trusts are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series.

Structurally the same as GICs, funding agreements are investment contracts sold to the domestic and international non-qualified market. In general, the terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity dates. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to economically eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2005, the Company has cumulatively issued $3,754 million of funding agreements under these programs.

At December 31, 2005, the Company’s maturity schedule for funding agreements was as follows:

(In Millions)
2006	$767
2007	520
2008	307
2009	450
2010	206
Thereafter	721

Total	$2,971

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated cost of paying claims under individual disability and long term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all expenses associated with processing and settling these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. Accordingly, actual claim reserves may vary from present estimates. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2005	2004
	(In Millions)
Claim reserves, beginning of year	$1,722	$1,642
Less reinsurance recoverables	(98)	(79)

Net claim reserves, beginning of year	1,624	1,563

Claims paid related to:
Current year	(15)	(7)
Prior years	(242)	(240)

Total claims paid	(257)	(247)

Incurred related to:
Current year’s incurred	197	173
Current year’s interest	5	4
Prior years’ incurred	59	58
Prior years’ interest	76	73

Total incurred	337	308

Net claim reserves, end of year	1,704	1,624
Plus reinsurance recoverables	88	98

Claim reserves, end of year	$1,792	$1,722

The changes in reserves for incurred claims related to prior years are primarily the result of ongoing analysis of recent loss development trends and include $8 million and $19 million of prior period corrections recorded to policyholders’ contingency reserves.

The following table reconciles the disabled life claim reserves to net claim reserves at the end of the year presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2005	2004
	(In Millions)
Disabled life claim reserves	$1,660	$1,591
Accrued claim liabilities	44	33

Net claim reserves, end of year	$1,704	$1,624

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death, accumulation and income benefits on annuity and variable universal life contracts:

	Annuity			Life	Total
	GMDB	GMAB	GMIB	GMDB
	(In Millions)
December 31, 2005	$3	$4	$7	$20	$34
December 31, 2004	3	2	3	2	10

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death, accumulation and income benefits classified as policyholders’ reserves and separate accounts. Net amount at risk is defined as the seriatim total of the minimum guarantee less the account value, but not less than zero.

	December 31, 2005			December 31, 2004
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$6,049	$65	59	$5,535	$91	58
GMAB	507	—	N/A	335	—	N/A
GMIB	1,017	1	59	636	—	53

Account balances of annuity contracts with GMDB guarantees invested in separate accounts were $5,131 million and $4,532 million at December 31, 2005 and 2004, respectively. In addition to the amount invested in separate account investment options, $918 million and $1,003 million of account balances of annuity contracts with GMDB guarantees were invested in general account investment options at December 31, 2005 and 2004, respectively.

The Company sells universal life and variable universal life type contracts with and without certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2005 and 2004, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $397 million and $279 million, respectively.

The determination of the GMDB claim reserves is based on Actuarial Guideline 34 and 37. Reserves for GMAB and GMIB are based on Actuarial Guideline 39.

GMDB benefits will be paid on death, which we generally expect between ages 60 and 90. GMAB benefits will be paid either 10 or 20 years from their election dependent on the terms of the benefit. GMIB benefits are generally expected to be initiated between ages 60 and 80; the Company does not expect significant elections after age 80 as the benefit accumulation ceases at that time.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $70 million, $40 million and $48 million to its qualified defined benefit plan for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching contributions by the Company were $20 million, $21 million and $18 million for the years ended December 31, 2005, 2004 and 2003, respectively, and are included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

b.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over 20 years through 2012. At December 31, 2005 and 2004, the net unfunded accumulated benefit obligation was $278 million and $247 million, respectively, for employees and agents eligible to retire or currently retired.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables set forth for the pension and postretirement/employee plans: (a) a reconciliation of beginning and ending balances of the benefit obligation or liability of the Company; (b) a reconciliation of beginning and ending balances of the fair value of the plan assets or what the plans have in assets to cover the Company’s obligation; and (c) the funded status of these plans or what the Company currently owes on these plans to meet its obligations. Prepaid and accrued benefit costs are included in other assets and other liabilities, respectively in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(In Millions)
Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,197	$1,126	$258	$282
Service cost	39	34	5	5
Interest cost	70	66	15	15
Medicare prescription direct subsidy	—	—	—	(33)
Actuarial loss	54	32	23	9
Benefits paid	(64)	(61)	(24)	(27)
Contribution by plan participants	—	—	8	7
Plan amendments	—	—	3	—
Change in actuarial assumptions	87	—	—	—

Projected benefit obligation, end of year	$1,383	$1,197	$288	$258

Change in plan assets:
Fair value of plan assets, beginning of year	$1,071	$964	$11	$16
Actual return on plan assets	137	115	—	—
Employer contribution	84	53	15	15
Benefits paid	(64)	(61)	(24)	(27)
Contributions by plan participants	—	—	8	7

Fair value of plan assets, end of year	$1,228	$1,071	$10	$11

Funded status:	$(155)	$(126)	$(278)	$(247)
Unrecognized net actuarial loss	506	451	59	36
Unrecognized prior service cost	—	—	3	—
Remaining net obligation at initial date of application	7	7	37	42
Effect of fourth quarter activity	3	3	3	4

Subtotal net amount recognized	361	335	(176)	(165)
Less assets non-admitted	510	480	—	—

Net amount recognized	$(149)	$(145)	$(176)	$(165)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(In Millions)
Amounts recognized in the Statutory
Statements of Financial Position:
Prepaid benefit cost	$503	$473	$—	$—
Intangible assets	7	7	—	—
Less assets non-admitted	510	480	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(196)	(189)	(176)	(165)
Policyholders’ contingency reserves	47	44	—	—

Net amount recognized	$(149)	$(145)	$(176)	$(165)

Projected benefit obligation for:
Vested employees	$1,383	$1,197	$288	$258
Non-vested employees	32	31	40	39

Accumulated benefit obligation for defined benefit plans	$1,301	$1,130

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plans with an accumulated benefit obligation in excess of plan assets are as follows:

	December 31,
	2005	2004
	(In Millions)
Projected benefit obligation	$211	$197
Accumulated benefit obligation	196	189
Fair value of plan assets	—	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income for the years ended December 31, 2005 and 2004, which contain the following components:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$39	$34	$5	$5
Interest cost	70	66	15	15
Expected return on plan assets	(80)	(76)	—	—
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized losses	28	27	1	1

Total net periodic cost	$58	$52	$26	$26

Increase in minimum liability included in policyholders’ contingency reserves	$3	$9	$—	$—

The weighted-average assumptions and assumed health care cost trend rates at December 31, 2005 and 2004 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs are as follows:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.50%	6.00%	5.50%	6.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	6.00%	6.00%	6.00%	6.00%
Long term rate of return on assets	8.00%	8.00%	3.00%	3.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	—	—	8.00%	9.00%
Ultimate health care cost trend rate after gradual decrease until 2010 and 2008, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established via a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

The change in the discount rate from 6.00% in 2004 to 5.50% in 2005 is in direct correlation to the change in the Moody’s Aa Corporate Bond rate as of the measurement date of September 30, 2005, which has resulted in an increase in the benefit obligation.

The health care cost trend rate assumption was decreased in 2005 due to favorable claims experience. Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2005:

	One-Percentage Point Increase	One-Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$(1)
Effect on other postretirement benefit obligation	18	(16)

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets at December 31,
Asset Category	Actual 2005	2005 Target Ranges	Actual 2004
Domestic equity	55%	45.0% - 55.0%	54%
International equity	12	7.5% - 12.5%	11
Domestic fixed-income	24	25.0% - 35.0%	27
Alternative investments	9	7.5% - 12.5%	8

Total	100%		100%

As of December 31, 2005 and 2004, pension plan assets of $1,238 million and $1,150 million, respectively, were invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth, value, and small and large capitalizations. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans’ weighted-average asset allocations by asset category are as follows:

	Plan Assets at December 31,
Asset Category	2005	2004
Domestic fixed income	45%	50%
Cash and cash equivalents	55	50

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

The Company expects to spend $35 million to meet its expected obligations under its nonqualified pension plans and other postretirement benefit plans in 2006.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2006	$61	$21	$2
2007	64	22	2
2008	67	23	2
2009	70	25	3
2010	73	26	3
2011-2015	437	146	15

The net expense charged to operations for all employee benefit plans was $165 million, $160 million and $132 million for the years ended December 31, 2005, 2004 and 2003, respectively.

c.	Employee compensation plans

A short-term incentive compensation plan exists that is offered to substantially all employees not covered by another incentive plan. Employees are given an annual bonus based on individual and company performance. The costs associated with the short-term incentive compensation plan were recorded by the Company.

Nonqualified deferred compensation plans are offered allowing certain employees to elect to defer a portion of their compensation. Several shadow investment options are available under these plans. The majority of costs associated with the nonqualified deferred compensation plan were recorded by the Company with less than $1 million being recorded by the MMHLLC.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Key employees of the Company have been granted performance units in a long-term incentive compensation plan. Under this plan, performance units are granted at the start of each three year performance period. An individual employee’s participation and/or the number of units granted may vary from one cycle to the next based on performance, impact on organization and relative contribution. Each unit’s value is based on the three year consolidated results for the total enterprise on pre-established goals and measures for each performance cycle. Awards are paid at the completion of each three year performance period and are subject to forfeiture if separation from service occurs for reasons other than retirement, death, disability, divestiture or position elimination. During 2005, 25% of the costs were recorded by MMHLLC with the remainder recorded by the Company. In 2004, 50% of the costs related to the long-term incentive plan were recorded by MMHLLC with the remainder recorded by the Company.

Several key employees of the Company and MMHLLC have been granted special compensation agreements which provide fixed amounts that become vested and payable at retirement. These fixed amounts are invested in several shadow investment options specified by each agreement that allow for additional earnings to be credited based on market performance. During 2005, 98% of the costs related to the special compensation agreements were recorded by MMHLLC with the remainder recorded by the Company. In 2004, 99.9% of the costs were recorded by MMHLLC with the remainder recorded by the Company.

14.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of policyholders’ contingency reserves. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves are as follows:

	December 31,
	2005	2004
	(In Millions)
Total deferred tax assets	$2,315	$2,246
Total deferred tax liabilities	(1,210)	(1,244)

Net deferred tax asset	1,105	1,002
Deferred tax assets non-admitted	(700)	(607)

Net admitted deferred tax asset	$405	$395

Increase in non-admitted asset	$(93)	$(180)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for incurred tax expense (benefit) on earnings is as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Federal income tax expense (benefit)	$63	$122	$(132)
Foreign income tax expense	10	10	10

	73	132	(122)
Federal income tax (benefit) expense on net capital (losses) gains	(1)	21	—

Federal and foreign income tax expense (benefit)	$72	$153	$(122)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2005	2004	Change
	(In Millions)
Deferred tax assets:
Reserve items	$624	$615	$9
Policy acquisition costs	428	422	6
Non-admitted assets	254	250	4
Policyholder dividend related items	240	212	28
Investment items	167	196	(29)
Unrealized investment losses	141	169	(28)
Pension and compensation related items	169	154	(101)
Other	292	228	180

Total deferred tax assets	2,315	2,246	69
Non-admitted deferred tax assets	(700)	(607)	(93)

Admitted deferred tax assets	1,615	1,639	(24)

Deferred tax liabilities:
Unrealized investment gains	509	611	(102)
Investment items	287	224	63
Deferred and uncollected premium	178	175	3
Pension items	177	167	10
Other	59	67	(8)

Total deferred tax liabilities	1,210	1,244	(34)

Net admitted deferred tax asset	$405	$395	$10

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following:

	Years Ended December 31,
	2005	2004
	(In Millions)
Change in deferred tax assets	$69	$233
Change in deferred tax liabilities	34	(29)

Increase in deferred tax asset	103	204
Tax effect of unrealized gains	(102)	(38)
Tax effect of unrealized losses	28	(107)

Increase in net deferred income taxes	$29	$59

As of December 31, 2005, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The provision for federal and foreign income tax expense is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2005		2004		2003
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$220	35%	$151	35%	$70	35%
Investment items	(64)	(10)	(51)	(12)	(138)	(69)
Tax credits	(50)	(8)	(46)	(11)	(38)	(19)
Policyholder dividends	(47)	(8)	52	12	(34)	(17)
Change in reserve valuation basis	(22)	(4)	—	—	—	—
Non-admitted assets	(6)	—	(6)	(1)	(52)	(26)
Other	12	2	(6)	(1)	(11)	(6)

Total	$43	7%	$94	22%	$(203)	(102)%

Federal and foreign income tax expense (benefit)	$72		$153		$(122)
Change in net deferred income taxes	(29)		(59)		(81)

Total statutory income taxes expense (benefit)	$43		$94		$(203)

During the year ended December 31, 2005, the Company paid federal income taxes in the amount of $340 million. In 2004, the Company received federal income tax refunds in the amount of $85 million. In 2003, the Company paid federal income taxes in the amount of

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

$107 million. As of December 31, 2005, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $21 million in 2005, $76 million in 2004 and $36 million in 2003.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Based on data released by the United States Internal Revenue Service (“IRS”) during 2005, the Company revised its estimate used at year end 2004.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. Certain affiliates of the Company, recorded on an equity method, repatriated $50 million under this provision during the 2005 calendar year. The Company would have paid approximately an additional $6 million in taxes on the repatriated earnings without the one-time dividend received deduction.

The Company plans to file its 2005 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement that allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The IRS has completed its examination of the Company’s income tax returns through 2000 and is currently examining 2001 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2005 and 2004 or for the three years ended December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its medium-term note programs through the use of derivatives. Capital invested by the Company in its international operations is not subject to currency exchange risk as the assets backing the capital are generally denominated in U.S. dollars.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $34 million, $32 million and $39 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Future minimum lease commitments are as follows:

(In Millions)
2006	$34
2007	30
2008	26
2009	19
2010	15
Thereafter	23

Total	$147

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, the Company is engaged in litigation related to the termination of its former Chief Executive Officer in June 2005. Further, the Company, along with several other defendants, has been named in an adversary proceeding in the Enron bankruptcy. While the Company is not aware of any actions or allegations that should

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2005, the Company received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses. As of December 31, 2005, the Company has paid $81 million of the original estimated liability of $268 million, resulting in a remaining estimated liability of approximately $187 million.

e.	Regulatory inquiries

The Company is subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of its business. The Company has cooperated fully with these regulatory agencies with regard to their investigations and has responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, the Company has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. At December 31, 2005 and 2004, the Company had approximately $130 million and $1,325 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities. At December 31, 2005 and 2004, the Company had no liability attributable to the funding commitments or support agreement.

In the normal course of business, the Company enters into letter of credit arrangements. At December 31, 2005 and 2004, the Company had approximately $74 million and $46 million of outstanding letters of credit, respectively. At December 31, 2005 and 2004, the Company had no liability attributable to the letter of credit arrangements.

MMHLLC entered into an international asset management agreement that includes guarantees to pay damages suffered by a customer incurred as a result of breach of MMHLLC’s obligation under the agreement, and for any willful default, negligence or fraud by MMHLLC or its subsidiaries. At December 31, 2005, MMHLLC had no outstanding obligations attributable to these guarantees. This guarantee is subject to a $59 million limitation.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2005, the Company had outstanding commitments to purchase privately placed securities, real estate, mortgage loans and partnerships and LLCs, which totaled $495 million, $55 million, $1,295 million and $2,029 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

The Company had commitments related to property lease arrangements, certain indemnities and commitments made in connection with acquisitions, dispositions, investments and other business obligations in the normal course of business. At December 31, 2005 and 2004, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. At December 31, 2005 and 2004, the Company had no outstanding obligations attributable to these commitments and guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2005 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,824	17%
At book value less current surrender charge of 5% or more	435	1
At fair value	29,459	62

Subtotal	37,718	80%
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,330	5
Not subject to discretionary withdrawal	7,266	15

Total	$47,314	100%

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2005:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,020
Policyholders’ reserves - individual annuities	2,808
Policyholders’ reserves - guaranteed investment contracts	669
Deposit fund balances	4,339

Subtotal	16,836

Separate Account Annual Statement:
Annuities	29,452
Other annuity contract deposit funds and guaranteed interest contracts	1,026

Subtotal	30,478

Total	$47,314

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

Information regarding the separate accounts of the Company as of and for the period ended December 31, 2005 is as follows:

	Indexed	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$—	$—	$6,041	$6,041

Reserves:
For accounts with assets at:
Fair value	$1,019	$738	$29,409	$31,166
Amortized cost	—	—	476	476

Total reserves	1,019	738	29,885	31,642
Other liabilities	—	—	262	262

Total	$1,019	$738	$30,147	$31,904

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,019	$—	$—	$1,019
At book value without fair value adjustment and current surrender charge of 5% or more	—	—	399	399
At fair value	—	738	29,416	30,154
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	70	70

Subtotal	1,019	738	29,885	31,642
Other liabilities	—	—	262	262

Total	$1,019	$738	$30,147	$31,904

For the year ended December 31, 2005, transfers to separate accounts were $7,959 million and transfers from separate accounts were $6,550 million. The net transfers to separate accounts of $1,409 million were included in the Statutory Statements of Income.

17.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 Statutory Statement of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Consolidated Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $3,245 million, $1,125 million and $944 million for the years ended December 31, 2005, 2004 and 2003, respectively; (2) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004; (3) the conversion of bonds to stocks of $9 million, $29 million and $293 million for the years ended December 31, 2005, 2004 and 2003, respectively; and (4) the conversion of stocks to stocks of $123 million for the year ended December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2005 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Baring Asset Management Holdings, Inc.

MassMutual Baring Holding, LLC

Golden Retirement Resources Inc.

MassMutual Holdings (Bermuda) Ltd.

MML Financial, LLC

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Financial Statements included in Part A

Condensed Financial Information

Financial Statements included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2005

Statements of Operations and Changes in Net Assets for the years ended December 31, 2005 and 2004

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2005 and 2004

Statutory Statements of Income for the years ended December 31, 2005, 2004, and 2003

Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2005, 2004, and 2003

Statutory Statements of Cash Flows for the years ended December 31, 2005, 2004, and 2003

Notes to Statutory Financial Statements

(b) Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.(1)

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.(3)

(ii) Underwriting and Servicing Agreement.(3)

Exhibit 4	Form of Individual Annuity Contract.(11)

Exhibit 5	Form of Individual Annuity Application.(11)

Exhibit 6	(i) Copy of Articles of Incorporation of the Company.(1)

(ii) Copy of the Bylaws of the Company.(1)

1

Exhibit 7	Not Applicable.

Exhibit 8	(i) Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc.(16)

(ii) Form of Participation Agreement with Panorama Series Fund, Inc.(2)

(iii) Form of Participation Agreement with American Century Variable Portfolios, Inc.(3)

(iv) Form of Participation Agreement with Fidelity Variable Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.(8)

(v) Form of Participation Agreement with T. Rowe Equity Series, Inc.(3)

(vi) Form of Participation Agreement with Deutsche Asset Management VIT Funds.(5)

(vii) Form of Participation Agreement with Janus Aspen Series.(5)

(viii) Form of Participation Agreement with Franklin Templeton Variable Insurance Products Trust.(5)

(ix) Form of Participation Agreement with MFS Variable Insurance Trust.(6)

(x) Form of Participation Agreement with Calvert Variable Series, Inc.(7)

(xi) Form of Participation Agreement with ING Variable Products Trust.(16)

(xii) Form of Participation Agreement with American Funds Insurance Series.(10)

(xiii) Form of Participation Agreement with MML Series Investment Fund.(14)

(xiv) Form of Participation Agreement with MML Series Investment Fund II.(14)

(xv) Form of Participation Agreement with AIM Variable Insurance Funds, Inc.(15)

(xvi) Form of Participation Agreement with PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC.(16)

Exhibit 9	Opinion and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(ii) Powers of Attorney(17):

Stuart H. Reese

Roger G. Ackerman

James R. Birle

Gene Chao

James H. DeGraffenreidt

Patricia Diaz Dennis

James L. Dunlap

William B. Ellis

Robert Essner

Robert M. Furek

William B. Marx, Jr.

John F. Maypole

Marc Racicot

Norman A. Smith

Carol A. Leary

Peter Lahaie

Michael Rollings

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	None.

2

(1)	Incorporated by reference to Registrant’s initial Registration Statement No. 333-45039 filed on January 28, 1998.
(2)	Incorporated by reference to Registration Statement No. 333-22557, filed on February 28, 1997.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039, filed on June 4, 1998.
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991, filed on September 20, 1999.
(6)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on October 20, 1998.
(7)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 filed in April 2000.
(8)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on Form S-6 on October 20, 1998.
(9)	Incorporated by reference to Initial Registration Statement No. 333-112626 filed on Form N-4 on February 9, 2004.
(10)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 on Form N-6 on March 27, 2003.
(11)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-112626 on Form N-4 on July 29, 2004.
(14)	Incorporated by reference to initial Registration Statement No. 333-130156 filed on December 6, 2005.
(15)	Incorporated by reference to initial Registration Statement No. 333-131007 filed on January 13, 2006.
(16)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.
(17)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration No. 333-81015, filed in April 2006.
*	Filed herewith.

Item 25. Directors and Officers of the Depositor

3

Directors of Massachusetts Mutual Life Insurance Company

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

James R. Birle, Chairman 1295 State Street Springfield, MA 01111	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Stuart H. Reese, Director, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Executive Vice Presidents:

Frederick Castellani 1295 State Street Springfield, MA 01111	John V. Murphy 1295 State Street Springfield, MA 01111

Roger Crandall 1295 State Street Springfield, MA 01111	Mark Roellig 1295 State Street Springfield, MA 01111

William F. Glavin 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc. (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

g.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

h.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (10% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.	Golden Retirement Resources, Inc. (June 16, 2000), a Delaware corporation that develops insurance-related products.

7.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

8.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

9.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

10.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

11.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

12.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

13.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

14.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

d.	MML Financial Products, LLC (April 14, 2005) is a Delaware limited liability company that is authorized to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily enters into derivatives transactions in the form of credit default swaps.

15.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.)	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

iii.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

i.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

G.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

•	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates. MassMutual serves as investment adviser to the trust.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates. MassMutual serves as investment adviser to the trust.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

•	Oppenheimer Bond Fund Series

•	Oppenheimer Integrity Funds

•	Oppenheimer International Large-Cap Core Trust

•	Oppenheimer International Value Trust

•	Oppenheimer Main Street Funds, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust

•	Oppenheimer Principal Protected Trust II

•	Oppenheimer Principal Protected Trust III

•	Oppenheimer Quest for Value Funds

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer Variable Account Funds

•	Rochester Portfolio Series

Item 27. Number Of Contract Owners

As of January 31, 2006, the number of contract owners was 9,534.

Item 28. Indemnification

5

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;
(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 29. Principal Underwriters

(a) MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b) MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

6

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Peter G. Lahaie	President Chief Executive Officer Main OSJ Supervisor Chief Financial Officer Treasurer	1295 State Street Springfield, MA 01111-0001

Thomas A. Monti	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual L.L.C.	1295 State Street Springfield, MA 01111-0001

Ronald E. Thomson	Vice President	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	1295 State Street Springfield, MA 01111-0001

William F. Monroe, Jr.	Vice President	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Anne Melissa Dowling	Large Corporate Markets Supervisor	100 Bright Meadow Boulevard Enfield, CT 06082

David W. O’Leary	Hartford OSJ Supervisor Variable Annuity Supervisor	100 Bright Meadow Boulevard Enfield, CT 06082

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Michael Tanguay	Registration Manager	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Donna K. Resutek	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Eugene Charon	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 100 Bright Meadow Boulevard, Enfield, CT 06082.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a)	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)	Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)	Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 4 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 4 to Registration Statement No. 333-112626 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the April 21, 2006.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ STUART H. REESE*
Stuart H. Reese Director, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

/s/ STEPHEN L. KUHN
*Stephen L. Kuhn On April 21, 2006 as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to Registration Statement No. 333-112626 has been signed by the following persons in the capacities and on the dates indicated.

8

Signature	Title	Date

/s/ STUART H. REESE* Stuart H. Reese	Director, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2006

/s/ MICHAEL T. ROLLINGS* Michael T. Rollings	Senior Vice President and Acting Chief Financial Officer (Principal Financial Officer)	April 24, 2006

/s/ NORMAN A. SMITH* Norman A. Smith	Vice President and Controller (Principal Accounting Officer)	April 24, 2006

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2006

/s/ JAMES R. BIRLE* James R. Birle	Director	April 24, 2006

/s/ GENE CHAO* Gene Chao	Director	April 24, 2006

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 24, 2006

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2006

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 24, 2006

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 24, 2006

/S/ ROBERT ESSNER* Robert Essner	Director	April 24, 2006

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2006

/s/ CAROL A. LEARY* Carol A. Leary	Director	April 24, 2006

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2006

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2006

/S/ MARC RACICOT* Marc Racicot	Director	April 24, 2006

/s/ STEPHEN L. KUHN *Stephen L. Kuhn	On April 24, 2006, as Attorney-in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 4 to Registration Statement No. 333-112626, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis

Second Vice President and

Associate General Counsel

9

INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP